UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10405

Alpine Series Trust

(Exact name of registrant as specified in charter)

615 East Michigan Street
3rd Floor
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

(Name and address of agent for service)

1-888-785-5578

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31/2009

Date of reporting period: 10/31/2009

Item 1. Reports to Stockholders.

EQUITY & INCOME FUNDS

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

October 31,

2009

Annual Report

TABLE OF CONTENTS

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund	6

Alpine Accelerating Dividend Fund	15

Alpine Dynamic Financial Services Fund	19

Alpine Dynamic Innovators Fund	23

Alpine Dynamic Transformations Fund	26

Alpine Dynamic Balance Fund	29

FIXED INCOME MANAGER REPORTS

Alpine Ultra Short Tax Optimized Income Fund	33

Alpine Municipal Money Market Fund	38

Schedules of Portfolio Investments	40

Statements of Assets and Liabilities	66

Statements of Operations	69

Statement of Cash Flows	72

Statements of Changes in Net Assets	73

Financial Highlights	81

Notes to Financial Statements	90

Additional Information	106

Additional Alpine Funds are offered in the Alpine Equity Trust. These funds include:

Alpine International Real Estate Equity Fund Alpine Realty Income & Growth Fund Alpine Cyclical Advantage Property Fund Alpine Emerging Markets Real Estate Fund Alpine Global Infrastructure Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Investor:

What a difference a year makes. Last year we were afflicted by a crisis of confidence which compounded a financial contraction with potentially catastrophic consequences. The speed, depth and global breadth with which wealth and capital was vanishing increased fear of a prolonged downturn. The panic in financial markets paralyzed corporate, municipal and individual investment activity. Fortunately, unprecedented government and central bank efforts around the world prevented a widely feared depression. The Federal Reserve led the way, pumping liquidity into the capital markets to “unfreeze” money markets and stimulate investment. This has partially offset the economic repercussions flowing from massive layoffs and plant closures, which is how corporations responded to collapsed consumption and decreased global trade. After falling over 45% from the Friday before Lehman Brothers’ collapse (September 12, 2008) to the market low on March 9, 2009, the S&P 500 rebounded over 55% through October 30, yet remains more than 34% below the October 2007 index peak.

From March of this year, investor psychology began to shift from depression to hope, from fear of economic collapse towards expectations of recovering cyclical activity. Along the way, some have focused on whether this recovery could follow a ‘V’ shaped temporal pattern or would trace a ‘U’, ‘L’ or ‘W’ shape. Irrespective of the form and time it takes, recognition that a new cycle was approaching has been transformative for risk/return pricing. Inevitably, economic and corporate evidence of normalizing activity has encouraged market participants to believe that this downturn, perhaps the worst in two generations, would not cripple the structural underpinnings and operation of our economic institutions, despite continuing bank closures and consolidation. In fact, signs that increased capital availability is expanding beyond equity recapitalizations in the capital markets to include bank line extensions to well capitalized companies. Limited initial public offerings (IPOs) are also coming to market and prices bid for businesses, real estate and selected assets have been on the rise. Although the appetite for taking more risk in the search for higher returns reignited the rally in stocks during mid-summer, transaction volumes remain a fraction of previous years’ levels. Even though banks are gradually beginning to lend, they are not yet including many of the small to medium sized companies that historically have fueled economic expansion. While all is not rosy, it is apparent that we have turned the corner.

ARE HAPPY DAYS HERE AGAIN?

For the 2009 Fiscal Year ended October 30th, Alpine is very pleased with the overall strong level of comparative returns provided by our growing family of mutual funds. Unlike 2008, diversification across investment categories, geographic regions, business sectors and financial structures enabled managers with flexible mandates to outperform relevant or benchmark indices. Alpine’s different fund managers make it clear in their respective shareholder letters that many investment opportunities emerged from the risk reducing panic selling of last year. Due to the forward looking nature of the capital markets, it is not surprising that recovery in share prices began well before the upturn in the economy, as measured by Gross Domestic Product (GDP) for the third quarter. Over the next few quarters, we should see employment gains, hopefully by the middle of next year. Tentative signs are numerous, if not major. For example, recent reports of advertising spending during the early weeks of October suggest that retailers have increased such spending by close to 35% year-over-year in anticipation of a more hopeful Christmas selling season. Recent global mergers and acquisition (M&A) announcements within the first weeks of November show a dollar value greater than at any time since May of 2007. The Conference Board’s U.S. Leading Economic Indicators (LEI) Index has been positive for seven months. The LEI’s most recent consecutive monthly positive period was back in the Fall of 2006, and the previous extended period of continuous gains was in 2003-2004. Adding to these hopeful signals are more concrete data points such as job recalls at John Deere and Cummins Engine to make agricultural equipment and truck engines. Nonetheless, investors remain cautious about excessively valuing future growth in corporate earnings despite near record non-farm productivity and net positive third quarter corporate earnings reports surpassing analyst estimates.

WHERE HAVE INVESTORS PLACED THEIR BETS? INCOME AND GROWTH

According to AMG Data Services, bond funds have attracted over $290 billion so far during 2009, while $22 billion has flowed out of equity funds. Historically low interest rates fueled by the Federal Reserve’s ‘Quantitative Easing’; negligible inflation and excess economic capacity have propelled bond returns during the past year, especially for economically sensitive high-yield bonds. Another area which enjoyed strong performance, were the emerging markets and, in particular, emerging market funds. Even though China and Brazil have resumed rapid economic growth after a weak fourth calendar quarter of 2008 and first quarter of this year, skepticism remains regarding the long term sustainability of their high relative growth rates. Beyond strong earnings trends, their potential capacity to become dominant engines of global growth has yet to be realized, but their abilities to drive domestic demand without growing exports to the U.S. or Europe are now apparent. Their fiscal situation is another contrast to budgetary deficits among many of the world’s major economies. These countries also share dramatically different demographic profiles which will also influence economic growth rates and challenge economic imperatives. However, modernizing infrastructures, improving inefficiencies in distribution, upgrading health and education availability and maintaining stable capital costs still need to be addressed in order to compete and provide rising standards of living. Such issues will no doubt impact economic and corporate growth expectations for years to come, and hence, influence long term investment patterns. We believe these dynamics will continue to favor global stock portfolios in 2010.

U.S. ECONOMIC FOCUS WILL BE ON JOBS, INCOME AND GROWTH

Alpine’s fundamental long term concern is growth in GDP per capita, which encompasses employment growth and sustainable income levels. Both influence the overall standard of living and, more importantly, influence consumption patterns. Income growth plays a critical role not only in the demand for imported goods, which influences both the balance of trade and the collection of tax revenues, impacting the government’s ability to provide services and make-up past budget deficits. However, possible secular changes to our economy may shift job opportunities and with them population distribution for future generations. This could impact state and local politics and might even alter our national priorities, away from the pattern established following World War II.

In this light, the level of unemployment is critical. Historic recoveries from recession between World War II and 1982, where the typical impact on employment was a decline of 2.5% on average, would see a return to previous employment levels in roughly 12.5 months*. (*Data based on Bureau of Labor Standards and Credit Suisse). Following the recessions of 1991 and 2001, the U.S. took longer to generate new jobs, and hence the term “Jobless Recovery” was coined. It was particularly appropriate for the 2001 recession which then took 36 months to return to prior employment levels. Please see Chart A showing U.S. continuing jobless claims over the past 30 years.

Chart A—U.S. Continuing Jobless Claims

Source: Bureau of Labor Statistics, Bloomberg

This down cycle has seen a drop in employment of almost 5% of the workforce, or seven million people. Since the magnitude is far greater than prior cycles, it may take several years to recover lost jobs. The concern is that businesses which have grown cautious about revenues and underlying demand and, hence, their competitive position, will refrain from adding new jobs, emphasize temporary workers or outsource overseas. The impact on income levels could likely be limiting at best and perhaps even contribute to an overall deflationary trend in our economy. If incomes decline, the nation’s debt burden may exceed tax revenues, pressuring the dollar. If imported goods and materials rise in price, then the danger of stagflation could emerge. Policy makers must be diligent to prevent stagflation, which would be corrosive to our standard of living.

These are just a few of the challenges which our leaders face. While they may not be able to perfectly navigate the complexities of the evolving global economy, we should not be overly bearish. Even if it takes over four years to recover the employment levels of 2007, we will likely have historically cheap money as an offset which should facilitate the stabilization of the banking sector, providing a period through which long term capital can be invested at advantageous costs. This four or five year window could provide corporate America, and indeed much of the world, with the capacity to enhance productivity, create new jobs and expand the economy on a stable footing. Even moderate inflation would be welcome for all sorts of assets, most especially housing. If such an optimistic scenario occurs, then corporate earnings and stock prices could have a long way to run.

GLOBAL EXPANSION AND PRODUCTIVITY TRENDS HAVE FUELED INCOME AND GROWTH

Perhaps the most influential underlying economic trend of the past generation has been the uneven decline in interest rates since 1982. Please see Chart B, showing the yield of the 10-Year U.S. Treasury Bond over 30 years. Over this period, many medium

Chart B—10-Year U.S. Treasury Bond Yield

Source: Bloomberg

term trends focused on enhancing corporate profitability were also important drivers of growth. The global economy has evolved since World War II through several stages of regionally focused activity which have contributed to lower prices and higher standards of living. The so called ‘Developed Countries’ in Western Europe, North America and Japan rapidly rebuilt or modernized infrastructure while populations expanded during the 1950’s. Gradually, the globalization of production jump-started the industrialization of Latin American and Asian countries beginning in the 1970’s. During the 1980’s, inflationary pressures began to stabilize as wage and goods price pressures were mitigated by an acceleration of the global manufacturing trend. The 1990’s experienced increased need for expanding global capacity of goods producing and extraction industries which helped to lower the cost of commodities. Finally, the productivity enhancements heralded by enhanced computer systems and communications capabilities, including the internet, created opportunities for disintermediation of goods and services from large economic or institutional aggregators to broadly distributed individual investors, producers or users. Today, you or I can buy an inexpensive product from a Japanese design or distribution firm which sources components from manufacturers in Malaysia or Taiwan for assembly and packaging in Mexico and finally, sale in the U.S. This type of business activity has lowered the costs of goods and services for many of us in the developed world and enabled many in the undeveloped or emerging countries to begin to enjoy some of the advances which have enhanced our standard of living. Taken to a different extreme, Wall Street firms, through their global offices, could sell to residents of a town in Norway, partial interests in an aggregation of mortgages underlying homes in Cape Coral, Florida and Stockton, California. So what is next? At Alpine we are investigating how this unfolding new business cycle will fit into the evolution of economic activity, through which our investments, be they regional, sectoral, or company specific, may benefit. In a similar vein, we have to investigate whether the long term economic or socio-political changes brought about by this continued economic evolution, will create future trends for investment.

ALPINE’S FOCUS EXPANDS, BUT REMAINS TARGETED ON INCOME AND GROWTH

From our vantage point, the evolution of economic activity which we described above has already highlighted several areas of potential opportunity which we believe should create long term gains for our investors and deserve special focus. Thus, one year ago as we peered into the abyss of the financial crisis, we launched three new mutual funds, capitalizing on investment expertise we had already developed in-house. Specifically, we are strong believers in the importance of capital growth from equity ownership of companies, but also believe that the income component should grow as well. While equity-income funds have long been a staple of the market and of Alpine we believe that companies which are in a particularly dynamic stage of their evolution, often accelerate their rate of growth in dividend payouts. As a result, we created the Alpine Accelerating Dividend Fund. We also launched the Alpine Emerging Markets Real Estate Fund last year because real estate values and rents could potentially create greater value in economies with higher growth rates. Emerging countries are the most in need of and have the lowest proportion of modern, international standard buildings, so high quality, modern properties are most in demand. Recognition that the 50 to 100 year old infrastructure of the United States needs to be reinforced if not rebuilt, at the same time as many of the world’s emerging countries have yet to create the roads, rails, ports, pipelines, transmission lines, power plants and waste treatment plants, that accompany and provide a higher standard of living, has stimulated our introduction of the Alpine Global Infrastructure Fund. We are very pleased with the first season of performance for these funds and encourage you to read our managers reports on their investment progress, in the respective booklets for either the Alpine Equity Trust or Alpine Series Trust.

Our analysts remain focused on the path of this emerging new business cycle and as well as on companies which may potentially benefit both from cyclical activity, and from opportunities in a changing market place. In this context, we are very pleased with the performance this year of both the Alpine Dynamic Innovators Fund and the Alpine Dynamic Transformations Fund which have now stood the test of time over multiple years of operation and produced very satisfactory results for fiscal 2009. Our largest open-end funds, the Alpine Dynamic Dividend Fund and the Alpine International Real Estate Fund have also bounced back very positively after the travails of last year, as are detailed in their respective shareholder reports.

WHERE TO NEXT?

We have no doubt that 2008 and 2009 will be remembered for being amongst the most challenging periods for both investors and investment managers over the past several generations. Future comparisons should be favorable, but that is not to say that 2010 will be an easy year. However, we do believe that the U.S. and Global economies may continue to transition in a positive fashion towards a multi-year cycle of relatively directional positive returns mirroring prospective global growth. We would expect economic activity to accelerate as the next decade unfolds. As the business cycle matures, Alpine will continue to look for opportunities to provide our investors with both income and growth. We appreciate your support and interest and look forward to communicating with you in the new year.

Sincerely,

Samuel A. Lieber
President, Alpine Mutual Funds

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Past performance is not a guarantee of future results.

Leading Economic Indicators (LEI) index is a summary of 10 variables used to help identify turning points—peaks and troughs—in overall economic activity. It’s produced monthly, along with two other indexes summarizing coincident and lagging indicators, by the Conference Board, a not-for-profit business membership and research organization. Every month, the Conference Board evaluates the performance of each component based on known results or estimates. Values are assigned for each and are summarized to produce the LEI index. A base-year approach is use, with the Conference Board converting the LEI’s 1996 outcome to a base figure of 100. All subsequent LEI monthly readings are relative to this base year.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Alpine Emerging Markets Real Estate Fund, Global Infrastructure Fund, and International Real Estate Funds concentrate their investments in real estate, emerging markets, and infrastructure, respectively, which involve greater risk and volatility than more diversified investments. Risks include greater exposure to adverse economic, regulatory, political, and other changes affecting such securities. Foreign investing, especially in emerging markets, entails additional risks, including currency fluctuations, political and economic instability, accounting changes, and foreign taxation. Funds that invest in smaller and mid sized companies involve additional risks such as limited liquidity and greater volatility. Funds that engage in short sales of securities involve the risk that losses may exceed the original amount invested.

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 10/31/09 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception (9/22/2003)

Alpine Dynamic Dividend Fund	18.04%	6.64%	-12.89%	-2.58%	2.63%

S&P 500 Index	20.04%	9.80%	-7.02%	0.33%	2.24%

Lipper Equity Income Funds Average(2)	20.26%	9.29%	-6.51%	1.24%	3.59%

Lipper Equity Income Funds Ranking(2)	N/A	189/301	219/234	170/184	113/158

Alpine Dynamic Dividend Fund 30 Day SEC Yield (as of 10/31/09): 1.59%

Gross Expense Ratio: 1.19%(3)

Net Expense Ratio: 1.19%(3)

(1) Not annualized. FINRA does not recognize rankings for less than one year.
(2) The since inception return and ranking represents the annualized return for the period beginning 9/25/2003.
(3) As disclosed in the prospectus dated February 27, 2009.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary offerings in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	ITC Holdings Corp.	2.42%
	2.	Microsoft Corp.	2.12%
	3.	Mitsubishi Corp.	2.03%
	4.	SeaDrill, Ltd.	2.03%
	5.	Avon Products, Inc.	1.99%
	6.	JPMorgan Chase & Co.	1.87%
	7.	Anheuser-Busch InBev NV	1.84%
	8.	Microchip Technology, Inc.	1.82%
	9.	Intel Corp.	1.77%
	10.	Alcon, Inc.	1.70%

	*

Portfolio holdings and sector distributions are as of 10/31/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Dividend Fund

Value of a $10,000 Investment (unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Dear Investor:

The Alpine Dynamic Dividend Fund (ADVDX) completed fiscal 2009 by achieving its objective of distributing high current dividend income that qualifies for reduced federal income tax rates, while also focusing on total return for long-term growth of capital. This is despite a very challenging dividend environment and severe volatility in global equity markets throughout the year. In addition, we are pleased that in the second half of fiscal 2009, ADVDX returned to strong growth in its NAV, achieving an attractive total return for our investors.

ADVDX Provided a High Dividend Yield in a Difficult Investment Income Environment

ADVDX paid out total dividends of $1.17 per share during fiscal 2009, which represents a trailing twelvemonth dividend yield of 24.48% based on the closing net asset value of ADVDX on 10/31/09 of $4.78. Our NAV appreciated by 6.64% including dividend reinvestment during the year, which included the challenging investment environment in the first half of fiscal 2009 when the S&P 500 Index declined by 8.53%.

For the six months ended 10/31/09, ADVDX appreciated by 18.04% including dividend reinvestment as global equity markets responded to extensive fiscal and monetary stimulus policies enacted in countries around the world to counter the worst global recession since the 1930’s. Since inception on 9/22/03, ADVDX has paid out total dividends of $8.61 per share, which was 100% earned dividend income. These dividends paid need to be added back to NAV when looking at historical total return calculations.

Fiscal 2009 encompassed the third worst bear market on record in the U.S., with a 57% decline for the S&P 500 Index from its peak in early October 2007 through the market closing lows on March 9, 2009. Only the 1930s recorded worse equity market performance. The S&P 500 Index has rallied by over 55% from the March 2009 lows through fiscal year end 2009, but the Index is still 34% lower than its October 2007 highs.

Within this challenging investment environment of economic recession and a near collapse of the global financial system, it is not surprising that we have also seen an unprecedented amount of dividend cuts.

Alpine Dynamic Dividend Fund

Companies across the globe have either cut or eliminated dividends in order to conserve cash amidst declining earnings and tight capital markets. Some of the most well-known dividend-paying companies in the U.S. across different sectors have slashed their dividends in 2009, including GE, Pfizer, Dow, JPMorgan, Macy’s and CBS. A recent analysis by Standard and Poors is forecasting a slightly more positive outlook for U.S. dividend payments next year, potentially a 6% increase, but this is skewed toward the second half of 2010 and is dependent on market conditions.

Internationally, we have experienced even more severe dividend cuts than we have seen in the U.S. This has been particularly challenging for us since Europe has become one of our primary dividend markets. Our internal study completed in May 2009 analyzed a universe of approximately 1,000 liquid, high yielding companies outside of the U.S. and found that on average these companies cut their dividends by over 40%, with some of the weaker markets being Italy, France and Norway. Futures markets for the Euro Stoxx 50 Index are currently predicting a further 6% drop in dividends in 2010, which is reasonable as many of the annual dividends in Europe are being paid out on the weak 2009 year end results.

Despite this challenging environment, we are pleased that we have continued to achieve our primary objective of providing a high level of 100% earned dividend income for our investors. ADVDX has paid a regular monthly minimum dividend of $0.07 per share since April 2006. In addition, in the third month of each quarter the Fund distributes excess dividend income that has been earned and accumulated during the quarter. Due to the difficult dividend markets, we were faced with a decline in the amount of the excess dividend that we were able to earn throughout fiscal 2009. This resulted in a reduction in our March, June and September 2009 excess dividend payment to $0.05 per share from the $0.18 per share that we were able to pay in December 2008. Excluding our excess dividend payments, our regular $0.07 per share per month dividend represents an annualized dividend payment of $0.84, which provides an attractive 17.57% dividend yield based on ADVDX’s closing NAV of $4.78 on 10/31/09.

In order to achieve our current monthly dividend objectives, we made the decision to increase the velocity of our dividend capture program in fiscal 2009. This has resulted in the reduction in the average holding period of our stocks and therefore a decrease in the percentage of our dividend that will be qualified for the reduced U.S. Federal tax rates. Our current estimate for the amount of ADVDX’s fiscal 2009 dividend that will be classified as qualified dividend income is approximately 77% (this amount is subject to change). The other effect from the increase in our dividend capture rotation has been a substantial increase in our portfolio turnover in ADVDX from over 300% in fiscal 2008 to over 600% in fiscal 2009. This adds to the Fund’s transaction expenses, but due to a substantial amount of tax loss carry-forwards, we do not expect any material tax implications from our increased turnover. We are actively monitoring the global dividend universe and we will continue to work hard to find the best dividend opportunities in these tough markets.

The Financial Sector Was the Biggest Challenge in Fiscal 2009

While we were encouraged by the growth in our NAV in second half fiscal 2009, the total return performance of ADVDX underperformed the broader S&P 500 Index and the Lipper Equity Income Averages for the six- and twelve-month performance periods in fiscal 2009. We would attribute our underperformance primarily due to the fact that the rally off the March lows in the S&P 500 Index was driven by the dramatic rebound in financial stocks. We had been underweight financials through the first nine months of fiscal 2009 as so many financial companies substantially cut or eliminated their dividends. Therefore, we were limited in our ability to participate in a financial rally based on the fulfillment of our dividend objective and income requirements. Financial leaders such as Citigoup and Fannie Mae completely eliminated their dividends in 2009 and Bank of America, JPMorgan and Wells Fargo cut their dividends by over 50% and as much as 98% since 2007. These companies were averaging well over 4% dividends yields in 2007 and the global financial sector had traditionally been one of our largest in our dividend capture and U.S. pair trading strategies.

Throughout the first four months of fiscal 2009, we made the decision to underweight the financial sector stocks because of their rapidly deteriorating dividends and fundamentals as the threat of bank nationalization took us to the March 2009 market lows. The financials actually surpassed the 83% decline in the technology bust from 2000-2002 by declining 84.6% from the intra-day peak on the S&P 500 Financial Select Sector Index (IXM) on 5/23/07 to the low on 3/6/09. From the first trading day of fiscal 2009 on 11/3/08 through 3/6/09, the IXM Index declined by over 60%. Interestingly, three of our worst performing stocks in fiscal 2009 were not banks, but companies that were dragged down by the financial crisis due to the freezing of credit markets and their need for financing and leveraging for their operations. These included Macquarie Infrastructure Co. with an 87% decline, General Electric with a 49% decline, and State Street Corp. with a 45% decline.

However, on the back of the aggressive fiscal and monetary policy actions taken by governments around the world to stave off a global financial meltdown, the IXM financials subsequently rallied a dramatic 78% in just the 55 day period from 3/6/09 to 4/30/09. It was during that time that we lost our performance advantage. Our strategy during this extreme market

Alpine Dynamic Dividend Fund

volatility in the financial sector has been to add to higher quality companies on dips where valuations have become appealing and potential opportunities exist for dividend increases in 2010. For example, we have added some global asset managers like Och-Ziff Capital Management in NY and Man Group in London which still pay attractive dividends and have benefited from a rebound in asset values, money inflows, and higher performance fees. We also bought a selected portfolio of Chinese banks and Chinese real estate companies with attractive yields as we seek to participate in their economic rebound and we continue to hold the high quality U.S. industry leaders, like JPMorgan Goldman Sachs, and Morgan Stanley.

Throughout Fiscal 2009 We Stayed Our Course and Remained Flexible To Achieve our Objective

Throughout these highly dynamic markets in fiscal 2009, we have stayed on our course and strived to achieve the best combination of dividend income and capital appreciation potential for our investors. For example, the best performing sector in the S&P 500 in fiscal 2009 was Technology, however it is also the sector with the lowest average dividend yield of 0.9% versus the S&P 500 Index at 2.2%. Despite our continuous dividend challenges in the technology sector, we found attractive opportunities to put close to 10% of ADVDX’s assets into this high performing sector. Our top three technology holdings produced total returns ranging between 23-28% for ADVDX during fiscal 2009. These include Microchip Technology which has a 5% current dividend yield and bellweathers Microsoft with a 2% dividend yield and Intel with almost a 3% yield. These tech leaders have high quality balance sheets with strong earnings and cash flow growth outlooks in this global economic rebound.

Although the still small dividend universe in tech keeps us largely underweight relative to the S&P 500, we were able to be overweight the second best performing sector in fiscal 2009, and that was the materials sector. We are seeing a strong recovery in material stocks based on the recent rebound in global economic growth, particularly coming from China. We are being selective in our investments and look for materials and commodities that are characterized by structural deficits in supply, where China is “short”, and where demand has clearly been improving, like copper, met coal, iron ore, and platinum. We are less favorable in the sub-sectors with ample supply and uncertain demand trajectories like aluminum. One of our current top holdings is Mitsubishi in Japan, which we believe is an inexpensive way to participate in the metallurgical/coking coal industry and we also like iron ore producer Cleveland Cliffs in the U.S. Some of our best performers in this sector in fiscal 2009 were BHP Billiton with a 71% total return, Steel Dynamics with a 65% total return, and fertilizer producer K&S based in Germany with a 43% total return.

The similar investment thesis can be applied to the energy sector as materials, where we have favored the oil services group. Deep water drilling company Seadrill was our best performer having more than doubled this year. Other strong performers in fiscal 2009 were Petrobras with a 71% total return and Anadarko Petroleum with a 47% return. This was balanced with some weak performers in the energy sector that were hit as crude prices made a low of $38.51 in February 2009 before rebounding to close the fiscal year at $77.75. These holdings included Transocean with a 33% decline, Peabody Energy with a 33% decline, and Neste Oil with a 26% decline.

In the context of the high beta rally from the market lows, it is not surprising that some of the underperforming sectors in fiscal 2009 have been the more defensive sectors represented by Telecom, Utilities, Health Care, and Consumer Staples. Those are also some of the highest dividend yielding sectors as well. Some of our worst performing stocks in these sectors included Medtronic with 30% decline, Procter & Gamble with a 20% decline, utility Entergy with a 17% decline, and France Telecom with a 13% decline. But we have also tried to be dynamic within these sectors to look for the attractive total return opportunities. Top performers in fiscal 2009 were Avon Products with a 77% total return, Alcon with a 68% total return, CenturyTel with a 43% total return, and Spanish utility Endesa with a 41% total return.

Throughout fiscal 2009, we have strived to balance our portfolio to weather the economic uncertainty. With the tides and undercurrents changing rapidly, it has been an extremely difficult environment to be a long-only dividend investor that has to have a significant portion of assets invested at all times in order to generate our high dividend yield. However, we feel we have positioned the portfolio to be diversified and balanced to handle the turbulence with a barbell approach. By this we mean that we kept our cyclical names where we felt the stocks offered tremendous value and were positioned to potentially benefit from a better outlook for growth in 2010. We also maintained our more defensive positions in sectors like healthcare, consumer staples, utilities, and telecom which should perform well if global economic growth stalls.

International Markets May Offer Dividends That Are Much Higher Than the US, Plus Attractive Growth

Despite significant dividend cuts around the globe, we have continued to find attractive growth opportunities and larger dividend payouts overseas than we see in the U.S. ADVDX has a relatively larger exposure to overseas markets in comparison to the S&P 500 Index and our equity income peers. In addition to our multi-strategy and multi-cap approach, we invest on average approximately 30-45% of ADVDX’s assets in international equities. We do not actively manage our country

Alpine Dynamic Dividend Fund

weightings - we pick our holdings on a stock by stock basis based on dividend potential and total return. We search for attractive total return opportunities in the U.S., Europe, Latin America, and Asia. This bottoms-up approach had taken a large portion of our international holdings to the Euro region, as the dividend payout ratios have remained higher than any other region including the U.S. And compelling growth and income stories have led us to invest more in Asia and Latin America.

As of October 31, 2009, ADVDX was fully invested, with a total of 41.9% of net assets in international companies and 58.1% of its value in domestic U.S. based companies. However, we are continuously doing our homework and we have the flexibility in ADVDX to move our investments to where we see the greatest combination of value, growth, and dividends. ADVDX is currently invested in equities based in 22 different countries, the majority of which would be considered mature countries. However we do have about 12% of the portfolio invested in emerging market countries like Brazil, China, and South Africa. The average dividend yield for the major indices in our top five international countries is currently 3.7% versus the yield on the S&P 500 Index of 2.2%.

Our Distinctive Investment Approach Combines Three Sub-Strategies: Dividend Capture, Growth and Income, and Value / Restructuring

Our number one priority continues to be to provide our investors with an attractive dividend yield and to improve and grow our capital returns. We believe ADVDX offers a distinctive and balanced approach to achieving both dividend income and long-term growth of capital while offering investors diversification through international equity exposure. We scan the globe looking for the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach. The Fund combines three research-driven investment strategies – Dividend Capture, Growth and Income, and Value / Restructuring –to maximize the amount of our earned dividend income and to identify companies globally with the potential for dividend increases and capital appreciation.

Our “Dividend Capture Strategy” Seeks to Enhance the Dividend Income Generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the reduced qualified dividend tax rate. The number of special dividends that we participated in has decreased substantially, from over 60 in fiscal 2006 to 40 in fiscal

2008 and down to 17 in fiscal 2009, as companies’ hoarded cash in association with deterioration in earnings and credit availability during the global recession. However, we were still able to be selective and successful in our special dividend research in identifying attractive opportunities for our investors.

For example, one of our top performers in fiscal 2009 with more than a 40% total return was Endesa SA (ELE SM). Endesa is one of Spain’s largest utilities that generates and distributes electricity throughout countries in Europe and Latin America. A controlling stake in Endesa was sold to Italy’s biggest utility company, Enel, in February 2009. As part of the sale, shareholders of Endesa received a $5.89 special dividend, or approximately 30% of the equity value of the company. We remained owners of Endesa following the dividend payment as we believed there was additional upside value to be realized. By our fiscal year end on 10/31/09, the stock price had regained the entire 30% dividend payment and more. We continue to be holders of Endesa as we are hopeful of an additional attractive dividend payment in first quarter 2010.

Another strong performer in ADVDX during fiscal 2009 that announced a special dividend was the U.S. clothing company, The Buckle (BKE). The Buckle is a youth-oriented, casual apparel retailer that we held in the fund due to its solid earnings growth outlook in the consumer discretionary sector plus its attractive 3% dividend yield. In September 2009 the company announced an additional special dividend payment of 6% to distribute excess cash to shareholders. By the time the company went ex-dividend on 10/13/09, it had appreciated by approximately 22% in the 22 days after announcing the special dividend and we have since taken our profits and sold the shares.

Our “Growth and Income Strategy” Targets Capital Appreciation in Addition to Yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields plus an outlook for strong and predictable earnings streams that should support additional future dividend increases. We would categorize four of our top ten holdings as industry leaders with strong growth in their categories and the potential for attractive and rising dividend payouts: ITC Holdings, Microchip Technology, Microsoft, and Intel.

Our largest holding at fiscal year end 2009 in ADVDX was ITC Holdings (ITC), based in Michigan. ITC is the largest independent electric transmission company in the U.S. with 15,000 miles of transmission lines that span 5 Midwestern states. The company is also developing new transmission opportunities in Kansas and Oklahoma and has recently proposed the 3,000 mile Green Power Express transmission project to bring wind resources from the Dakotas, Minnesota, and Iowa to the Midwest. As the only pure-play transmission company in

Alpine Dynamic Dividend Fund

the U.S., we believe that ITC is very well positioned to participate in the upgrade and build-out of the nation’s electric transmission grid, a key priority for the Obama administration. A more robust grid is needed to bring renewable, clean energy resources such as wind, solar, and natural gas from remote areas to large population centers. ITC is expected to deliver several years of double digit earnings per share (EPS) growth thanks to favorable regulatory treatment of electric transmission and its ambitious capital spending plans. We view the current share price as attractive for longer-term oriented investors seeking both long term growth and a current 2.7% dividend yield.

Three of our largest growth and income holdings are in the technology sector, which has experienced a solid rebound in global demand since the market lows in March 2009. At the same time, their balance sheets and cash flows have been relatively strong during the economic downtown which has supported attractive dividend growth and presented opportunities for ADVDX to invest in this traditionally low-yielding sector. Microchip Technology (MCHP), based in Arizona, designs, manufactures and markets microcontrollers for high-volume embedded control applications used in a variety of industries, including appliances, automotive, utility, lighting and medical. The company is the market share leader in its core product category (8 bit microcontrollers) and is expanding into adjacent markets (16 bit and 32 bit microcontrollers), which should translate into mid-teens annual earnings growth for the next few years. In addition, we are attracted to the business’ strong free cash flow generation, which has enabled management to maintain one of the highest dividend yields in the technology sector at 5.0%.

We have also found attractive total return opportunities for ADVDX in fiscal 2009 from technology bellweathers Microsoft Corporation and Intel Corporation which are two of our top 10 holdings. Microsoft (MSFT), based in Washington, is the world’s largest software producer for a wide range of uses including operating systems, business applications, internet search, and entertainment. We see several positive drivers for MSFT heading into 2010 including a strong desktop and server product upgrade cycle for its new Windows 7 operating system, a potentially significant corporate replacement cycle after several years of underinvestment, meaningful cost control efforts that should provide operating margin leverage, and accretion from its stock buyback program.

Intel (INTC), based in California, is one of the largest producers of semiconductors in the world with its primary products being microprocessors, chipsets, and motherboards. Intel has benefitted from the similar positive outlook for PC demand in 2010 as new product cycles have coincided with a strengthening global economy and a corporate hardware upgrade cycle that should generate multi-year trends of double digit earnings growth. Both companies offer attractive combinations of growth plus current dividend yields of 1.8% at Microsoft and 3.2% at Intel. Microchip, Intel, and Microsoft have all produced total returns ranging between 23-28% for ADVDX during fiscal 2009.

Our “Value/Restructuring Strategy” Looks for Attractively Valued or Restructuring Dividend Payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high dividend income. With many companies having responded to the global recession with significant corporate restructurings or actions, it is not surprising to find that six of our top 10 holdings at the end of fiscal 2009 fail into this strategy including Seadrill, Avon Products, Alcon, Mitsubishi Corp, Anheuser-Busch InBev, and JPMorgan Chase.

Our best performing stock in fiscal 2009 was also one of our largest holdings in the value/restructuring strategy and that was Seadrill with a total return of over 120%. Seadrill Ltd. (SDRL NO), based in Bermuda and traded in Norway, is Europe’s largest offshore driller. Its aggressive newbuild program and acquisition strategy has given it one of the world’s youngest and most sophisticated fleets, which includes 42 offshore drilling rigs, 14 floaters, 11 jack-ups and 17 tender rigs. Seadrill is a leader in the high-growth and technologically advanced deepwater and ultra-deepwater rig markets which are experiencing strong demand in regions like Brazil, West Africa, and the U.S. Gulf of Mexico as oil is getting harder to find and exploration is moving further out to sea. We see a positive catalyst in first quarter 2010 when Seadrill expects to list its stock on the NYSE. This will open the company to a wider range of investors, improve liquidity, and also provide a vehicle for future stock-based acquisitions in the U.S. Lastly, Seadrill reinstated its quarterly dividend in early November 2009 providing a very attractive current annual dividend yield of 8.1% and yet the stock is trading at only 8 times forward earnings.

Another top performer and top holding in fiscal 2009 was Avon, with a total return of over 76%. Avon Products (AVP), based in NY, manufactures and sells beauty, fashion and accessories, and home products directly to consumers worldwide through its global workforce of 5 million independent sales representatives in 120 countries. Avon has been able to aggressively grow its distribution network over the past

Alpine Dynamic Dividend Fund

few years as the high unemployment rate attracts workers to the flexible Avon network. There is a strong correlation with representative growth at Avon and future earnings growth. They also have very high exposure to the emerging market consumers with about 75% of their profits being generated from emerging economies such as Brazil and Russia which are forecasted to have average growth in gross domestic product (GDP) of 7% in 2010. In addition, they have recruited over 1 million representatives in China in just the last three years. Management also initiated a cost restructuring and product simplification plan in 2006 that has yielded over $600 million in savings and it expected to top $1 billion by 2013. AVP is a strong cash flow generator and has continued to grow its 2.4% dividend yield.

Yet another top performer and top holding in the value/restructuring strategy was Alcon with a 68% total return in fiscal 2009. Alcon, Inc. (ACL), based in Texas but incorporated in Switzerland, has dominant global eye care and contact lens franchises in additional to its ophthalmic surgical equipment and devices. Nestle own 52% of the company and Novartis owns 24%. Novartis has an option to buy Nestle’s stake in Alcon for $181 per share within the January 2010 to July 2011 time frame and we believe this is a high probability. Alcon’s products are sold in over 180 countries and it is continuing to expand its reach through penetration of attractive growth opportunities in the emerging markets and in the aging populations of the developed economies. ACL’s diversified revenue base lends stability to the top line and the outlook for double digit earnings growth over the next several years in addition to an attractive 2.2% dividend yield.

A top value holding in the portfolio is Mitsubishi Corporation (8058 JP), which is a diversified conglomerate and trading company based in Tokyo. The metals and energy divisions are each about 35% of operating income with the remaining businesses of industrial finance, chemicals, machinery, and living essentials representing less than 10% each. The machinery unit has operations in Asia relating to Mitsubishi Motor and Isuzu but growth in production rights of iron ore and coal are the focal point for growth. We are positive on the outlook for a strong rebound in earnings in 2010 and 2011 at Mitsubishi’s key coking coal, iron ore, copper and energy operations based on tight supply-demand fundamentals while the non-resource divisions appeared to have bottomed and offer additional upside. We believe Mitsubishi’s valuation looks attractive based on expectations of a strong turnaround in profit growth yet the stock is trading at only 10 times forward earnings and 1 times book value plus a 1.6% dividend yield.

Anheuser-Busch InBev (ABI BB), based in Belgium, was formed through the acquisition of Anheuser-Busch by

InBev in November 2008. ABI is now the world’s largest brewer with 25% of all global beer volumes. Its two largest brands, Bud Light and Budweiser, are the top selling beers in the world. It has operations in 30 countries and is the market share leader in five of the top six beer markets including the US, Brazil, Germany, Canada, and Mexico and is #2 in Russia. We believe ABI is an attractive value opportunity based on its operating leverage following the AB-InBev merger. Management has exceeded expectations with over $8 billion in asset disposals, extended debt maturities through successful bond issuances, and delivering $1 billion in cost savings in 2009. The company forecasts another $500 million in synergy savings in both 2010 and 2011. Beer fundamentals remain strong in the key US and Brazil markets as economic concerns are resulting in market share gains versus wines and spirits. These factors should drive attractive margin expansion and EPS and dividend growth.

Lastly, we believe that New York based JPMorgan Chase (JPM) has emerged from the recent financial crisis as one of the premier global financial services companies to own for the long term. We saw an extreme value opportunity in February 2009 when we began accumulating additional shares for our investors at less than $20. Although JPMorgan did reduce its dividend by 87% in February 2009 to $0.05 per share, we wanted to take advantage of what we saw as a mis-priced equity valuation and we were able to accumulate an attractive capital appreciation with the stock closing at $41.77 at fiscal year end 2009. With JPMorgan succeeding in repaying its TARP (Troubled Asset Relief Program) loan from the government and writing down impaired assets, it is now forecasted to offer substantial earnings growth through 2011 with solid double digit growth in 2012-2013. In response to its improved earnings outlook, the bank is expected to raise its dividend throughout 2010 beginning potentially as early as the first quarter, and we expect the stock could appreciate further.

Outlook for First Half 2010: We Remain Optimistic About Global Growth Opportunities

Looking to the first half of 2010, we remain encouraged about the outlook for the equity markets and for ADVDX’s investment strategy. This is based on our view that the global economic data is going to continue to improve, albeit in a potentially choppy manner, from the current levels. Granted, the S&P 500 Index has rebounded by an astounding 55% from the March 2009 lows through fiscal year end 2009. It can be assumed that some of the future improvements in economic conditions are already priced in to current equity values. We may be entering a period of consolidation or more muted increases but we continue to see potential opportunities for our investors, particularly in emerging and growing economies outside the U.S.

Alpine Dynamic Dividend Fund

We expect the U.S. economy may experience solid but potentially tepid growth in 2010 as two key engines of growth remain sluggish. One is that overall consumption in the U.S. is expected to remain weak as a result of the continued deleveraging of the average U.S. household from the credit binge of the mid 2000’s. Secondly, small businesses are being hindered by rising taxes and healthcare costs and tight credit conditions from the still fragile U.S. banking system. Consequently, it looks like employment growth will remain subdued and the unemployment rate may remain stubbornly high relative to traditional economic recoveries and in comparison to the 4.7% rate that the U.S. experienced in January 2008. The U.S. government has made tremendous efforts to avert a financial meltdown, but in the end, the key to revitalizing household cash flows and driving sustainable economic growth must be centered on solutions for housing and unemployment.

Within the context of this potentially tepid growth outlook in the U.S., it is likely that inflation will remain subdued through 2010, which is positive for equity valuations. There is still a significant output gap in the U.S. with excess capacity in the labor market, industrial utilization, and rental properties which make up the majority of the inflation rate. We do anticipate upward pressure on commodity and energy prices in 2010 based on tighter supply-demand fundamentals driven by stronger global growth and we continue to look for opportunities to invest in these areas. So even if the Fed begins to raise rates in 2010 from its historically low level of 0.25 basis points, we expect the overall interest rate environment should remain accommodative throughout 2010 and this should be positive for the U.S. equity markets. Early in an economic recovery it is traditional for long rates to rise as money comes out of treasuries and into higher risk alternatives.

We are more optimistic about the outlook for economic growth outside of the U.S. and we continue to look for a combination of growth and income opportunities for our investors that have the potential to capitalize on this growth. We believe the two biggest drivers for our positive outlook are coming from the strong economic outlooks in China and Brazil. China is expected to maintain its substantial stimulus spending program and Brazil has benefitted from strong consumer growth and the infrastructure buildouts heading into the Soccer World Cup games in 2014 and the summer Olympics in 2016. Therefore, we expect that global companies that are exposed to the emerging market consumers, commodities, and energy could be outperformers in 2010. In addition, U.S. companies that have exposure to these strong global markets should also outperform as the dollar is expected to remain relatively weak and these companies have also benefitted from cost cutting efforts and strong margin leverage on rising revenues.

We are aware that there are still many identifiable risks to a solid global growth outlook in 2010 that need to be balanced and monitored. We believe one of the key risks for low inflation and sustainable economic growth is a policy mistake by Central Banks that withdraws the current accommodative monetary actions too soon. For example, we will be closely watching the impact on the credit markets when the U.S. Fed begins to withdrawal its quantitative easing programs, such as the expected wind down of the buying of mortgages in early 2010. This could result in an unwarranted rise in mortgage rates amidst an expected wave of continued foreclosures in 2010 and could further damage our still fragile financial system. Another risk is that that European Central Bank’s deep-rooted fears of inflation may result in actions to raise rates too quickly which would put pressure on banks in the weaker areas of Europe, such as Poland, Spain, Ireland or Greece. Lastly, if China moves to restrict bank lending and thereby slowing its growth, that could be a risk for equities.

We Will Maintain Our Balanced Approach In 2010

The volatility over the past 18 months in global equity markets has provided challenges and opportunities. Our goal is to keep our portfolio balanced and maintain our “barbell” approach to our stock selections. What we mean is that a portion of the portfolio will continue to be invested in more defensive companies with a history of strong and sustainable earnings and cash flow growth with the potential for increasing dividends. These are companies in sectors like healthcare, consumer staples, telecom, and utilities where earnings and dividend growth should be more resilient in economic downturns. On the other end of the barbell, we are searching for attractive value opportunities in some strong companies in the more cyclical sectors like energy, materials, consumer discretionary and industrials where prices had been punished during the economic downturn and where we believe long term growth prospects are still attractive.

We are on watch for continued headline risks particularly in the financial sector in first half 2010 as the recent problems in Dubai, Greece and Spain remind of us lingering debt issues and still inflated global asset valuations. However, we remain optimistic that these risks can be contained and that global economic growth will continue to improve in 2010. In addition, we are hopeful that 2010 will be an attractive environment for ADVDX’s investment strategy as fundamental investors focus on high quality and attractive dividend payers. With real global interest rates still close to zero, we would expect capital to search for sustainable yield opportunities in equities which was the case coming out of the bear market in the mid-70’s.

In summary, we see both catalysts and risks in 2010. Our approach during these uncertain times is to remain broadly diversified within the dividend-paying universe

Alpine Dynamic Dividend Fund

while actively scanning the globe for undervalued opportunities and high quality cash flow generators. We are confident that we should be able to continue to distribute attractive dividend payouts by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio. We are hopeful that equities will continue to be an attractive asset class relative to bonds and cash in 2010 and that ADVDX will continue to offer strong capital appreciation and total return potential for our investors.

Thank you for your support of ADVDX and we look forward to a prosperous and peaceful year in 2010 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Diversification does not assure a profit or protect against loss in a declining market.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks. Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Free cash flow: Cash not required for operations or for reinvestment. Often defined as earnings before interest (often obtained from the operating income line on the income statement) less capital expenditures less the change in working capital.

Earnings per share (EPS): Calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

A basis point is one hundredth of a percentage point (0.01%).

Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Book value: net asset value of a company, calculated by subtracting total liabilities from total assets.

Euro Stoxx 50 Index is The Dow Jones EURO STOXX 50 Index, Europe’s leading Blue-chip index for the Eurozone, provides a Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The Dow Jones EURO STOXX 50 Index is licensed to financial institutions to serve as underlying for a wide range of investment products such as Exchange Traded Funds (ETF), Futures and Options, and structured products worldwide.

S&P 500 Financial Select Sector Index: Standard and Poor’s 500 Financials Index is a capitalization-weighted index. The parent index is S&P 500. This is a GICS Level 1 Sector group. One cannot invest directly in an index.

Alpine Accelerating Dividend Fund

Comparative Annualized Returns as of 10/31/09 (Unaudited)

	3 Months (1)	6 Months (1)	Since Inception (11/05/2008) (1)

Alpine Accelerating Dividend Fund	6.00%	16.43%	14.80%

S&P 500 Index	5.48%	20.04%	11.58%

Dow Jones Industrial Average	6.65%	20.73%	9.81%

Lipper Equity Income Funds Average(2)	5.41%	20.26%	16.48%

Gross Expense Ratio: 3.41%(3)

Net Expense Ratio: 1.41%(3)

(1) Not annualized.
(2) The since inception return and represents the annualized return for the period beginning 11/6/2008.
(3) As disclosed in the prospectus dated February 27, 2009.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of large cap U.S. industrial corporations. The Lipper Equity Income Funds Average is an average of Funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The S&P 500 Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Accelerating Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary offerings in the future.

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Alcon, Inc.	4.11%
2.	Sigma-Aldrich Corp.	3.42%
3.	Chubb Corp.	3.20%
4.	Chevron Corp.	3.15%
5.	Kimberly-Clark Corp.	2.77%
6.	Sonoco Products Co.	2.75%
7.	Sysco Corp.	2.72%
8.	El Paso Pipeline Partners LP	2.54%
9.	United Technologies Corp.	2.53%
10.	Burlington Northern Santa Fe Corporation	2.48%

*

Portfolio holdings and sector distributions are as of 10/31/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Accelerating Dividend Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Dear Investor:

We completed our first year of operation with the Alpine Accelerating Dividend Fund, initially launched on November 5, 2008. Since inception through the period ending October 31, 2009, the Fund produced a total return of 14.80%. This compares favorably with a total return of 11.58% for the Standard & Poor’s 500 Average and 9.81% for the Dow Jones Industrial Average for the same period.

The objective of the Accelerating Dividend Fund is to invest in dividend-paying companies which we feel have the potential to accelerate their dividends in the future, based on our analysis of their growth prospects and cash flow generating capabilities. The Fund aims to achieve a sustainable and rising stream of dividend income as well as long-term capital appreciation. We believe dividend acceleration is best sustained by companies with consistent sales or service growth, defensible margins and a strong balance sheet and liquidity profile.

While a limited universe of companies have provided increasing dividends for a sustained period of time, even fewer have demonstrated sustained dividend acceleration. We use a selective screening process to identify companies with this potential. We feel that in the long-run, these companies provide better risk-adjusted returns for investors while simultaneously providing a buffer against dramatic declines in the stock market and excessive volatility. It is important to recognize that these companies may not outperform the broader market in all environments. For example, when markets rebound off their troughs, more speculative, higher-beta stocks tend to outperform as companies with riskier financial profiles that possessed a higher probability of financial distress recover off their dramatically low valuations. However, when viewed over a longer investment horizon and through a full economic cycle, we feel that companies with more conservative balance sheets and credit profiles should ultimately outperform, especially on a risk-adjusted basis. This point is clearly demonstrated in a recent Wall Street Journal article – “Dividend Payers Return to the Fore” (November 21, 2009 page B1). The article references an analysis from Standard & Poor’s which shows that in the past 10 years, dividend-paying stocks have outperformed non-dividend-paying stocks in every year except for 2003 and 2009. Both of these represented rebound years following bear

Alpine Accelerating Dividend Fund

markets where higher-beta, more speculative stocks outperformed.

Growing, or even sustaining, dividends in the recent environment was extremely difficult, as evidenced by a record number of dividend cuts experienced from companies across various sectors. Even dividend stalwarts such as General Electric, Pfizer and US Bancorp, who have a long and proud history of dividend increases were forced to cut their dividends significantly earlier this year. Strikingly, based on the S&P Dividend Aristocrats, 8 companies that have consistently increased their dividends each year for at least 25 years were forced to slash their dividends this year.

Illustrative of companies we deem capable of meeting these standards are the top performing holdings in the brief history of this Fund. The following are the top performers from inception through October 31, 2009: Suntrust Banks +69%, Alcon +63%, Occidental Petroleum Corp +38%, Sigma Aldrich +37%, J&J Snack Foods +34% and JM Smucker Co +33%. In addition, Burlington Northern Corp, in which we had a 10% gain as of October 31, subsequently announced its sale to Berkshire Hathaway, Inc. on November 3 for a 23% premium to its previous closing price. Burlington, which was a top 10 holding of the fund, has a history of dividend acceleration as well as the ability to generate strong operating cash flow even during a deep recessionary environment. These companies are not concentrated in any one particular area, but conversely represent a broad cross-section of numerous industries including financials, oil and gas, chemicals and consumer products. On the other hand, several companies in our portfolio posted disappointing results: Regions Financial -12%, Accenture -10%, WGL Holdings -9%, CPFL Energia -8% and Exelon Corp -7%.

Regions Financial is a large regional bank headquartered in Alabama with a Southeast concentration in its loan portfolio. The bank was included in the group of 19 large banks that were stress tested by the Fed earlier this year and raised the requisite amount of capital dictated by the stress tests. From a long term value perspective, we continue to feel that Regions offers compelling return potential while the downside risks have likely been mitigated through the regulatory assessment and resultant capital increases. However, we recognize that similar to other US regional banks, the recovery timeline is not short and expect earnings to be below normal operating levels for several years. While Regions was forced to virtually eliminate their dividend earlier this year in order to preserve capital, we expect future dividend increases to be concurrent with a reduction in loan loss provisioning and recovery in earnings.

Accenture, a historical dividend accelerator with a strong balance sheet, is a provider of management and technology consulting services to corporations. We believe that the Company may continue to benefit from global corporate demand for outsourcing solutions and more efficient use of IT technology to enhance productivity and reduce cost. As a result, we feel that Accenture’s business model and financial results will prove to be more resilient in a slow economy. WGL and Exelon are US utility companies and CPFL Energia is a Brazilian utility. Although utilities underperformed the broader market (S&P 500) through October 31, we believe that the sector was positioned for a rebound as investors reduce risk appetite and rotate into more defensive names. Utilities have historically provided attractive dividend yields and cash flow characteristics, and, as discussed below, represent a meaningful part of our portfolio.

Three of our largest industry groups and corresponding percent of portfolio are Oil and Gas – 8.4%, Electric Utilities – 7.9% and Healthcare Equipment and Supplies – 7.7%. We feel that our investments in the energy sector should benefit from the significant infrastructure spending domestically as well as in the emerging markets (i.e, China, Brazil). The utility sector may provide very attractive dividend yields and a conservative corporate profile. Despite a challenged dividend environment, utilities’ steady revenue streams should support the continuation of high dividend payouts. The healthcare equipment companies in our portfolio have solid balance sheets and a history of strong cash flow generation. We feel that they have the capability to increase their dividend even through a continued weak economy, and are also more insulated than pharmaceuticals to the risks associated with the impending healthcare legislation. It is our intention to continue to look for investments that meet our criteria without assuming excessive risk by overly concentrating in one particular sector or geographic region.

We aim to be selective in identifying companies that we feel are best positioned to maintain their historical dividend trajectories by deploying a three-pronged approach. First, we look for companies that internally generate enough free cash flow from their core operations to support their dividends and even fund share repurchases. Second, we monitor the ratio of cash flow to adjusted net income to indentify companies whose core earnings (adjusted for depreciation and amortization) are running in-line with the amount of cash flow from operations. Third, we favor companies with stronger liquidity profiles and an ability to service their debt even under adverse profitability scenarios. We seek companies with more unencumbered balance sheets which retain flexibility in recessions enabling them to avoid franchise-destroying actions, such as forced divestitures of strategic assets. Companies with fortress balance sheets should be better positioned to take advantage of market opportunities and enhance

Alpine Accelerating Dividend Fund

their franchise at the expense of competitors by acquiring assets at the bottom, rather than the top, of the cycle.

Despite the strong rebound in equity markets this year and evidence of the resumption of economic growth in the US, we remain cautious on the economy and feel that the recovery will be tepid with speed-bumps along the way. The consumer and corporate deleveraging process will likely continue for several years as the aggregate leverage in our system remains very elevated relative to historical standards. While the pace of labor cuts appears to be decreasing as evidenced by the recent decline in initial unemployment claims, unemployment has continued to climb due to a lack of private sector hiring. It will likely take years for us to recover these lost jobs – by the Fed’s own estimates it will take until 2012 to bring the unemployment rate back down to 8%, a level we have not seen since 1984! Massive government support of the real estate sector through Fannie, Freddie, the FHA and tax credits has increased transaction flow and put a floor on prices, but the market has not demonstrated an ability to stand on its own without stimulus. Finally, emerging markets such as China, which have contributed enormously to the recovery of commodity prices and global trade this year, must ensure that capital flows and local stimulus do not create speculative bubbles that can derail their recoveries. These forces, coupled with an increasing consumer savings rate, will remain a headwind to a potential recovery in the near-term.

There are reasons to be optimistic. Our financial institutions have been repairing their balance sheets and should emerge from this crisis as better-capitalized and more prudent risk managers. Emerging markets such as China, Brazil and India have demonstrated their ability to decouple from OECD (The Organization for Economic Co-operation and Development) economies and will likely be the leading contributors to global economic growth. In addition, the rapid pace of innovation should continue to create growth, jobs and attractive opportunities for returns. Given the logic of a cautious macro-economic stance, we remain optimistic that companies which meet the high standards of dividend growth and strong liquidity, basic to this strategy, should better withstand a protracted difficult recovery phase while providing attractive capital growth opportunities for investors.

We firmly believe that our strategy should provide investors with attractive risk-adjusted returns through the cycle, and thank our shareholders for their confidence in our management during these unprecedented and volatile market conditions.

Sincerely,

Stephen A. Lieber
David Burg
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks. Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Alpine Dynamic Financial Services Fund

Comparative Annualized Returns as of 10/31/09 (Unaudited)
	6 Months (1)	1 Year	3 Years	Since Inception (11/1/2005)

Alpine Dynamic Financial Services Fund	31.48%	21.83%	-4.46%	1.45%

NASDAQ 100 Financial Index	9.37%	-13.85%	-13.28%	-7.58%

PHLX/KBW Bank Index	29.50%	-25.96%	-25.48%	-16.37%

S&P 500 Index	20.04%	9.80%	-7.02%	-1.58%

Lipper Financial Services Funds Average(2)	25.21%	-2.14%	-18.48%	-11.12%

Lipper Financial Services Funds Ranking(2)	N/A	7/84	3/69	3/59

Gross Expense Ratio: 2.19%(3)

Net Expense Ratio: 1.97%(3)

(1)	Not annualized. FINRA does not recognize rankings for less than one year.
(2)	The since inception return and ranking represents the annualized return for the period beginning 11/3/2005.
(3)	As disclosed in the prospectus dated February 27, 2009.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ/NMS) and SmallCap Market. The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The NASDAQ 100 Financial Index, the PHLX/KBW Bank Index, the S&P 500 Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

The Fund’s past performance benefitted significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO and Secondary offerings in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

1.	United Western Bancorp, Inc.	6.04%
2.	The Bancorp, Inc.	5.81%
3.	IntercontinentalExchange, Inc.	5.48%
4.	Banco do Estado do Rio Grande
	do Sul SA	4.55%
5.	Metro Bancorp, Inc.	4.50%
6.	Synovus Financial Corp.	3.98%
7.	Blackstone Group LP	3.40%
8.	Alliance Bancorp, Inc.
	of Pennsylvania	3.31%
9.	American Capital Agency Corp.	3.29%
10.	1st United Bancorp, Inc.	3.23%

*

Portfolio holdings and sector distributions are as of 10/31/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Financial Services Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Dear Investor:

Alpine Dynamic Financial Services Fund generated a 21.83% total return for the fiscal year ended October 31, 2009. This compares favorably to the Fund’s benchmarks which showed total returns of -13.85% for the NASDAQ 100 Financial Index and the PHLX/KBW Bank Index of -25.96% during the same period.

While the Fund’s performance in fiscal 2009 was materially better than the prior year, the market proved equally challenging. At the beginning of fiscal 2008, the outlook for the financial industry was slowly deteriorating due to the problems in residential real estate. The pace at which the industry’s fundamentals were deteriorating dramatically accelerated after the demise of Bear Stearns Co. and through the end of the fiscal year 2008. The speed, depth, and breadth of the decline made it difficult to find investments which would not be significantly affected by market conditions. Equity market volatility continued into fiscal 2009. The year started in the depths of the global financial crisis. With the capital funding markets seized up, governments around the world were forced to infuse capital and liquidity into their bank system in order to restore order and confidence back to the capital markets. Although governments and their central banks around the world did what they could through fiscal and monetary policies to stabilize the situation, the outlook for the financial industry continued to deteriorate. In the first quarter of calendar 2009, there was talk by politicians both in the US and abroad about potentially nationalizing their large banks. At this point investor sentiment toward the banking industry was at its lowest. The ability for banks to raise much needed capital from the private sector was impossible. Then, in early March, two banks that were considered potential nationalization candidates, Bank of America and Citicorp, both disclosed improving operating trends in the March quarter. This marked the nadir for the bank indexes as hedge funds scrambled to cover their short positions and portfolio managers, who as a group were significantly underweight financials at the beginning of the year, were quickly increasing their sector allocation on the news. Investor confidence has continued to improve through the remainder of the fiscal year as earnings for some of the large financial companies beat consensus estimates and recent economic data point to less contraction than originally

Alpine Dynamic Financial Services Fund

anticipated. This improved outlook is attributable to a high level of Government intervention which includes fiscal spending and targeted stimulus programs. In addition, the housing market data has also begun to improve thanks in part to the Federal Reserve’s program of purchasing mortgages and Agency securities and the Government’s first time home ownership program.

The challenge of fiscal 2009 was the rapid change in investor sentiment toward the capital markets and the financial sector. This year was truly a tale of two markets. The first period was represented by risk aversion, a strong dollar, weak commodity prices, and extreme consumer and investor pessimism. During this period financial stocks were among the worst performing sectors. The second period was in complete contrast with risk taking, weak dollar, strong commodity prices, and improving consumer and investor sentiment. During this period financial stocks were among the best performing sectors. The quickness in the change of investor sentiment and the strength of the rally in financial stocks has caused an adjustment in our investment tactics. With the fundamentals of the industry weak, the outlook uncertain, and no established long term trend, we became more short term focused. Profits were taken if a market rally caused an investment to advance meaningfully in a short period of time in order to protect against a possible quick reversal.

A common characteristic of sector funds is the concentration risk of the industry the fund invests in. We try to reduce this risk by diversifying our investments into different subsectors within the financial industry, and different business models within those subsectors, as well as different geographical markets. This is done with the belief that as some subsectors underperform the group there will be other subsectors outperforming. This was the case in fiscal 2009. The Fund’s best performing holdings were the foreign financial companies. The Brazilian companies were by far the strongest. Banco Panamericano had a total return of 204%, Banco Estado Rio Grande Sul’s total return was 183%, and BM&F Bovespa’s total return was 146%. Another area of outperformance this fiscal year was asset management companies. Within this subsector, the stocks of the alternative investment managers had the best returns. Our holding of Och-Ziff Capital Management generated a total return of 166%, Fortress Investment Group a 103% total return, and Blackstone Group a 62% total return. The next best performing subsector was the security brokerage firms. Among this group our holdings of the niche firms like MF Global, GFI Group, and JMP Group generated the best returns.

On the downside, the worst performing subsector was the domestic banks. A number of the underperforming holdings were banks in the Southeast with exposure to Florida. The sharp decline in the State’s real estate market negatively affected the performance of banks such as, Bank of Florida Corporation (-76%), Superior Bancorp (-61%), and The South Financial Group (-86%).

The improved investor sentiment toward financials has allowed one important condition needed to resolve the banking crisis to appear. That condition is the opening of the capital markets to equity issuance by banks. In order for the industry to address their problem assets and repay Government TARP money much capital is needed from the private sector. Starting in the summer there has been a wave of banks recapitalizing their balance sheets. These equity raises have been of two types. A defensive offering in which a bank uses the proceeds to rebuild their low capital base and increase their loan loss reserve and an offensive offering in which a bank uses the proceeds to repay TARP money and build excess capital to make acquisitions. We expect both of these types of equity issuances to continue into 2010. The Fund has participated in many of these offerings. We believe the defensive offerings help diminish the overriding concern of capital adequacy while the offensive offerings prove a potential catalyst if the issuing banks are successful in acquiring failed institutions. As a result of our participating in these offerings, the commercial banks category has increased as a percentage of the portfolio distribution over last year end. Two of our largest holdings, The Bancorp Inc. and United Western Bancorp, were purchased in these offerings.

As the industry cleanses itself of weaker institutions, rational pricing of loans and deposits has been returning. Loan underwriting standards are once again prudent. Risk is now being priced into loans while debt coverage and collateral requirements are stricter. We would expect the vintage of loans being underwritten today should perform very well over their life. On the funding side of the balance sheet, the exit of many troubled banks with liquidity problems has dramatically reduced the outlying special Certificate of Deposit (CD) rate promotions. In addition, the bank regulators are beginning to rein in troubled banks from offering CD rates that are way above the prevailing local market rates. Also helping the funding side of the balance sheet is the liquidity that is coming back to the wholesale money market which is reducing the cost of short term borrowing. These factors have allowed the net interest margin for many banks to increase in the third quarter. We believe margins could improve further in the coming quarters as maturing CDs continue to reprice lower and new loans are being underwritten with interest rate floors above their indexed rate. The balance sheets of some banks are also positioned to see widening margins in a rising interest rate environment. Thus, any movement up in rates after the Federal Reserve completes their mortgage purchase program could benefit these banks.

We believe that banks may continue to strengthen their capital ratios. This is being done through the issuance of additional capital and reducing the size of their balance

Alpine Dynamic Financial Services Fund

sheet. Banks have been reducing the thin margin, wholesale side of their balance sheet. These tend to be liquid securities funded with short term borrowings. The banks are also weeding out their loan portfolios accounts with weakening financials and clients which have no other bank products than their loan. Bankers are marketing for relationship customers who want to do all their banking business with them. These accounts are more profitable and tend to stay with a bank longer than rate shoppers.

Our concern with the banking industry is the continuing deterioration of credit quality. We expect loan charge-offs will continue to remain elevated for another year. While residential real estate appears to be stabilizing, the lingering effect of the recession is exerting stress on commercial real estate. This is the main worry and focus of bank examiners. The regulators are requiring banks with commercial real estate concentration to reduce their exposure. Another unknown is the potential for new banking regulation which may hinder the industry’s profitability. We understand that the regulators are already requiring many banks to maintain capital ratios well in excess of the well-capitalized guidelines.

Longer term, we see the banking industry emerging out of the current recession a stronger and more disciplined industry. As the economy recovers and the credit cycle turns upward, we expect that banks will find themselves with excess capital and loan loss reserves as they did in the early 1990s. This could lead to acceleration in healthy bank mergers and stock buybacks. We look for signs of increasing consumption and private investment as early indicators to a sustained economic recovery.

While we believe 2010 holds some challenges for banks, the industry is in much better shape than it was a year ago. We wish to thank you for your continued support as we pass through these unusual times.

Sincerely,

Peter J. Kovalski
Portfolio Manager

The fund primarily invests in equity securities of financial services companies and will be affected by risk factors particular to this industry such as regulation, monetary and fiscal policies and interest rates, as well as general market risks. The fund invests in smaller companies, which involve additional risks such as liquidity and greater volatility. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

There is no assurance the fund will achieve its investment objective.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit or protect against loss in a declining market.

Alpine Dynamic Innovators Fund

Comparative Annualized Returns as of 10/31/09 (Unaudited)

	6 Months (1)	1 Year	3 Years	Since Inception (07/11/2006)

Alpine Dynamic Innovators Fund	42.38%	19.03%	-5.99%	-4.57%

Russell 2000 Total Return Growth Index	15.70%	11.34%	-6.88%	-4.28%

S&P 500 Index	20.04%	9.80%	-7.02%	-3.96%

Lipper Small-Cap Growth Funds Average(2)	16.74%	13.12%	-7.54%	-4.47%

Lipper Small-Cap Growth Funds Ranking(2)	N/A	140/557	144/475	258/465

Gross Expense Ratio: 1.38%(3)

Net Expense Ratio: 1.42%(3)

(1) Not annualized. FINRA does not recognize rankings for less than one year.
(2) The since inception return and ranking represents the annualized return for the period beginning 7/13/2006.
(3) As disclosed in the prospectus dated February 27, 2009.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Russell 2000 Total Return Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisory fees. The Lipper Small-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000 Total Return Growth Index, S&P 500 Index and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Innovators Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

The Fund’s past performance benefitted significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO and Secondary offerings in the future.

     Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Itron, Inc.	7.03%
2.	ANSYS, Inc.	5.99%
3.	Priceline.com, Inc.	5.68%
4.	FLIR Systems, Inc.	5.26%
5.	Alcon, Inc.	5.14%
6.	Logitech International SA	5.05%
7.	Air Products & Chemicals, Inc.	4.86%
8.	Life Technologies Corp.	4.67%
9.	inVentiv Health, Inc.	4.28%
10.	PowerSecure International, Inc.	4.27%

*

Portfolio holdings and sector distributions are as of 10/31/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Innovators Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Dear Investor:

The Alpine Dynamic Innovators Fund provided a 19.03% return for the fiscal year ended October 31, 2009. This compares with the 9.80% return of the Standard & Poor’s 500 Average and 11.34% for the Russell 2000 Total Return Growth Index for the same period.

Since inception of the Fund on July 11, 2006, cumulative performance is -4.57% compared with the -3.96% for the Standard & Poor’s 500 Index and -4.28% for the Russell 2000 Total Return Growth Index.

The Fund has returned to the positive results experienced in its first calendar year, 2007, which produced a 35% gain in net asset value per share. While past performance is not a guarantee of future results, we believe that the initial results suggest that the concept of concentrating on innovation has now been proven. We seek demonstrated technological leadership, new disruptive technologies, introduction of new and better products and innovative business models. The negative results of the following year, 2008, certainly challenged this Fund’s portfolio as so many others. It is very reassuring that sizeable gains in shares of many companies with innovative opportunities provided significant outperformance in fiscal 2009.

The leadership of the Fund’s investment performance in this fiscal year were shares in a group of companies with successful innovative business activities or strategies. The top ten among the Fund’s forty-three holdings produced gains ranging from 65% to 209% during this fiscal year.

First in percentage return was Priceline.com Inc.’s 208.9% return. The company’s profits grew with its innovations in an internet based hotel reservation system which allows interactive bidding by customers.

Second in percentage return was Imdex Limited, up 153.4%, an Australian oil and gas drilling system developer and manufacturer of energy production equipment.

Third in return was Westport Innovations, Inc., up 135.9%, a Canadian developer of natural gas fuel systems for automotive engines with key alliances in the U.S. markets with Ford Motor and Cummins Engine.

Power Secure International, Inc. was fourth in gain, up 110.6%. It provides energy management and

Alpine Dynamic Innovators Fund

conservation solutions to utilities and their customers to selectively regulate and reduce consumption.

Scientific Learning Corp., up 102%, was fifth. It has led in the development of internet based computer learning systems for cognitive enhancement.

The group of holdings which gained under 100%, but over 65%, were led by Allscript-Misys Healthcare Solutions, with a 97.3% return. It develops and supplies computer patient data systems for healthcare professionals. In another phase of the healthcare business, Inventiv Health, with a 78.2% return, provides marketing strategies and services for the pharmaceutical industry. Flowserve Corp., which gained 73.7%, is the leader in flow control systems for the oil and natural gas industries. Alcon, Inc., up 67.6%, is the dominant producer of specialty medications for vision and eyecare. Among the top ten is Life Technologies Corp., which gained 65.3%, a major specialty provider of biotechnology tools for medical research and healthcare institutions.

The companies we mention are predominantly small to mid-size enterprises. But, the portfolio strategy will not be limited to the smaller companies. We seek out any significant opportunity for innovation. For example, the largest company among the Fund’s holdings is Hewlett Packard Company, now being enhanced by proposed new acquisitions.

While we are pleased to report strong results in our top ten holdings, there have been others with disappointment and some where losses have been taken. Most disappointing was Sequenom, Inc., with a loss of -82.7% recorded after the company disclosed errors in genetic sequencing data which they had published. Promising specialized medical technology companies did prove negative with losses reported in CardioNet, Inc. (-71.3%), Synovis Life Technologies (-31.4%) and Abiomed (-39.3%). We recognize that intensive analysis is necessary in such fields as biotechnology and medical product innovation which may have risks offsetting often remarkable benefits. Other investments in the medical field which could benefit from enlarged government programs, notably stimulus money, include Alscrips-Mysis Healthcare, Mednax Inc. and Quality Systems, Inc.

The early stages of economic recovery have usually provided companies with increasing cash flow to devote to capital investment and marketing for innovative products. We anticipate that this trend may develop even with a limited pace of recovery. Concentration on innovation when successful should drive growth and provide a stream of potential opportunities for investment in this Fund’s strategic areas.

Our organization has added to its research staff and capabilities. We anticipate bringing their wider knowledge to our search for innovative businesses. We thank our shareholders for their continuing support.

Sincerely,

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund’s portfolio will involve short positions, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The Fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Alpine Dynamic Transformations Fund

Comparative Annualized Returns as of 10/31/09 (Unaudited)
	6 Months (1)	1 Year	Since Inception (12/31/2007)

Alpine Dynamic Transformations Fund	31.51%	33.61%	-13.05%

S&P 500 Index	20.04%	9.80%	-15.29%

NASDAQ Composite Index	19.62%	20.09%	-12.40%

Lipper Mid-Cap Core Funds Average	19.40%	17.52%	-14.43%

Lipper Mid-Cap Core Funds Ranking	N/A	19/370	128/352

Gross Expense Ratio: 3.00%(2)

Net Expense Ratio: 1.40%(2)

(1)	Not annualized. FINRA does not recognize rankings for less than one year.
(2)	As disclosed in the prospectus dated February 27, 2009.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a stock market index of all of the common stocks and similar securities listed on the NASDAQ stock market, meaning that it has over 3,000 components. It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies. The Lipper Mid-Cap Core Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations below Lipper’s USDE large cap floor. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index, NASDAQ Composite Index and the Lipper Mid-Cap Core Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Transformations Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary offerings in the future.

Portfolio Distributions* (Unaudited)

Top 10 Holdings*(Unaudited)
1.	Pall Corp.	9.03%
2.	Intuitive Surgical, Inc.	7.01%
3.	Priceline.com, Inc.	6.74%
4.	Autoliv, Inc.	5.73%
5.	CME Group, Inc.	5.17%
6.	Walter Energy, Inc.	4.99%
7.	Teleflex, Inc.	4.95%
8.	Clean Harbors, Inc.	4.34%
9.	Emergency Medical Services Corp.	4.10%
10.	Hewlett-Packard Co.	4.05%

*

Portfolio holdings and sector distributions are as of 10/31/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Transformations Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Dear Investor:

The Alpine Dynamic Transformations Fund return for its first fiscal year to October 31, 2009 was 33.61%. This compared with the 9.80% for the Standard & Poor’s 500 Average and 20.09% for the NASDAQ.

The Dynamic Transformations Fund started January 1, 2008 in, what is often referred to in the investment field, as an incubation stage. In essence, the beginning of a new mutual fund strategy is a “proof of concept”. We believe that the central concept of the Fund – that there should be exceptional growth opportunities through investment in companies which are in the process of enhancing their business through transforming strategies, often literally a business culture change – has now been proven.

The strategy is well illustrated through the performance over the last year in the top ten performing holdings of the Fund.

The number one performer, up 199.8%, was Priceline.com, Inc. Priceline is leading the transformation of its industry, a specialty business of providing customer negotiated hotel, travel and cruise reservations. It has achieved sustained and large profitability gains in an environment where travel became much more competitive as demand declined.

The second largest gainer was PNC Financial Services Group, with a 112.4% total return. This major regional bank headquartered in Western Pennsylvania, positioned itself to potentially benefit by the 2008 crisis in the banking industry through acquisition of a major Cleveland, Ohio banking system, National City, Inc. Its recent financial results compare outstandingly with a typical bank. The third largest return was in State Street Corp., at 101.3%. State Street, a major trust bank, had lost some of its investment standing during the banking crisis through its ownership of unconsolidated lending vehicles. Investor confidence began to be restored when the management announced write-downs on these vehicles to eliminate the risk of further losses.

The next largest gain was 69.9% in the shares of CME Group, Inc. CME is the parent of Chicago Mercantile Exchange and other exchanges. It is the largest exchange in the field of derivatives. Much of the investment crisis of 2008 was impacted by derivative obligations being traded outside of the exchange structures in an unregulated fashion. There now is growing expectation that regulations will require that

Alpine Dynamic Transformations Fund

exchanges such as CME take on this additional transaction volume, which should enhance growth opportunity in a transformational manner.

Walter Investment Management Corp. and Walter Energy Inc. rose 68.4% and 67.8%, respectively. These gains reflected a true transformation in the shares of Walter when the company separated its two businesses, mortgage investment management and energy resources. This particularly enabled concentration on the high growth potential metallurgical coal mining subsidiary. Autoliv Corp. provided a 61.9% return. This international manufacturer of auto safety equipment, seatbelts and airbags, has begun a new product program with the introduction of infrared safety equipment to be installed on cars in order to identify nighttime risks, particularly highlighting pedestrians.

A transformation program was initiated by Starbucks Corp., up 44.5%, recognizing that the company had lost its historical growth luster. Combining reduction in the number of stores with changes in product and even introduction of instant coffees, Starbucks appears to have regained a growth trend.

Intuitive Surgical Inc., up 42.6% continued its growth in a transformational fashion by achieving increased sales of disposable operating room products. Historically, an outstanding growth company based on its robotic surgery equipment, the company’s sales of supplies this year sustained growth when recessionary conditions reduced hospital investment in major systems.

Of the underperforming holdings in the Fund during this period, many had transformational trends that we feel are still not fully realized in the profits column. For example, General Electric Company (-9.9%) was bought in November at a price substantially identical to that which it held the end of the fiscal year. We expected then, and expect now, that General Electric should succeed in the transformation of the capital position of its extensive financial operations, and thus, bring back acceptable investment returns.

There are many other holdings with interesting potential for their transformations, such as Snap-On Tools, Inc. – the automotive tools specialist – which has developed a new line of tools which include diagnostic capabilities.

The severely competitive conditions of the recessionary environment, the managerial preoccupation with the most efficient use of capital and the necessity of seeking out new approaches to, and sources of, profits all lead to potential transformational business opportunities. But, not all results are satisfactory or even profitable. This is well illustrated by the Fund’s largest realized loss in this fiscal period, the 96% decline in the value of shares in Federal National Mortgage Association, Fannie Mae. During the early phase of the financial crisis of 2008 we believed that Fannie Mae was on the threshold of obtaining new support from proposed legislation discussed at that time by Sen. Dodd and Congressman Frank. No such support emerged and, instead, the government threw the company into a conservatorship. While still not fully resolved, this wiped out virtually all the market value. This is not an economic event which we would anticipate being repeated. Other negative performers in the fiscal year period included Ambac Financial Group (-51.1%), Helix Energy Solutions (-51.3%) and Flotek Industries
(-67.4%).

The essence of the transformation concept of investing is to recognize and select important and promising changes in corporate culture. Many have provided outstanding investment gains and we believe that the Fund’s brief experience suggests that it is well positioned to potentially benefit by strong continuing trends in a recovering economy. We appreciate the interest of our investors in our strategy.

Sincerely,

Stephen A. Lieber, Portfolio Manager
Sarah Hunt, Associate Portfolio Manager

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Alpine Dynamic Balance Fund

Comparative Annualized Returns as of 10/31/09 (Unaudited)

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (6/7/2001)

Alpine Dynamic Balance Fund	11.28%	11.03%	-8.48%	-1.45%	2.61%

S&P 500 Index	20.04%	9.80%	-7.02%	0.33%	-0.59%

Lipper Mixed-Asset Target Allocation Growth Funds Average	18.00%	15.96%	-3.22%	2.05%	1.65%

Lipper Mixed-Asset Target Allocation Growth Funds Ranking	N/A	553/651	535/540	438/442	67/278

Gross Expense Ratio: 1.25%(2)

Net Expense Ratio: 1.25%(2)

(1)	Not annualized. FINRA does not recognize rankings for less than one year.
(2)	As disclosed in the prospectus dated February 27, 2009.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of Funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary offerings in the future.

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	U.S. Treasury Bond, 5.250%, 11/15/2028	14.42%
2.	U.S. Treasury Bond, 6.000%, 02/15/2026	6.65%
3.	CONSOL Energy, Inc.	4.57%
4.	U.S. Treasury Note, 5.000%, 08/15/2011	3.90%
5.	JPMorgan Chase & Co.	3.45%
6.	Simon Property Group, Inc.	2.91%
7.	Johnson & Johnson	2.89%
8.	Eagle Materials, Inc.	2.20%
9.	Allegheny Energy, Inc.	2.11%
10.	State Street Corp.	1.97%

*

Portfolio holdings and sector distributions are as of 10/31/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Balance Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Dear Investor:

The Alpine Dynamic Balance Fund provided an 11.03% return for its fiscal year ending October 31, 2009. This return compared with 9.80% from the Standard & Poor’s 500 Index and the 15.96% from the Lipper Mixed-Asset Target Allocation Growth Fund Index. Since inception on June 7, 2001, the Fund has provided a 2.61% average annual rate of return as compared with -0.59% for the Standard & Poor’s 500 Index and 1.65% for the Lipper Mixed-Asset Target Allocation Growth Fund Index.

The Dynamic Balance Fund investments include diverse strategies and types of investment vehicle. Central to the program is the continuing utilization of a substantial portion of the Fund holdings in United States Treasury obligations; 25% of assets at fiscal year end. This is an actively managed segment of the portfolio aimed to add to total return by taking advantage of cyclical trends in the markets for U.S. Treasury obligations while providing income.

A major component of the Fund strategy is investing in stocks of comparatively large capitalization companies which have demonstrated long term records of substantial dividend payment and increases. These holdings accounted for 40% of the portfolio at fiscal year end. Another segment is aimed at participating in cyclical opportunities for corporate profits growth. These stock holdings accounted for 30% of the portfolio at fiscal year end.

Within the different equity investment segments, sector commitments included real estate investment trusts and operating companies (10.6%), diversified financial services (4.8%), and commercial banks (4.5%). Portfolio results varied significantly across these different categories of investment, reflecting the high level of volatility in the fiscal year. Among equities, the top performer during our fiscal year was Temple Inland Inc., a packaging company whose shares provided a 111.3% total return. Ventas Inc., a real estate operating company, produced a 96.2% return, while ProLogis, a distribution center real estate operator, brought a 78.4% return. Among financials, the outstanding return was 75.7% in the shares of Goldman Sachs, followed by title insurer Fidelity National Financial Inc. with a 69.3% return. A variety of issues produced significant returns; with 24

Alpine Dynamic Balance Fund

different holdings providing returns ranging from 30% to 111%. Historically low volatility issues had important recoveries after the fall of prices in 2008. Illustratively, our holdings in the Walgreen Company total return was 56.3%, Darden Restaurants, 43.2%, American Electric Power, 22.4%, Honeywell International, 20.6%, J.C. Penney, 19.7%, 3M Company, 18.9%, Colgate Palmolive, 17.7%.

The major challenged area of the portfolio was in financials. Bank of America (-36.6%), Wells Fargo (-4.5%) and regional institutions, such as Southside Bankshares, Inc. (-4.3%), New York Community Bank (-20.1%), and Webster Financial (-40.9%), encountered severe challenges to their financial status and adverse volatility for their shares.

Active portfolio strategies were employed to take advantage of severe declines, and quick recoveries such as were experienced by the shares of Goldman Sachs, CVS Caremark, the drugstore chain, and Deere & Company, the tractor and farm equipment manufacturer. Many new positions were taken with the view that we saw undervaluation which should provide significant long term returns. Taking advantage of the research program we had built to search for companies with accelerating dividend potential, we added Chubb Corp. and Emerson Electric Company to the portfolio.

The fiscal year 2009 reflects the Fund’s portfolio structure in a group of strategies aimed at risk avoidance. Much of the strategy worked well in the fiscal year. The major exception was in the striking pattern of dividend cuts among financial institutions. Leading banks dropped their dividends down to a nominal $.01 per quarter level during the challenging bank crisis, and even certain stalwarts of American industry, such as General Electric, made unprecedented dividend cuts. Looking ahead, we anticipate a normalizing structure for financial institutions and for corporate earning power. While we anticipate many companies will have a slow and often limited recovery, we will concentrate on the search for what, in our view, are the more vigorous, and well financed, innovative and transformational companies to be the core of this portfolio. We will also endeavor to enhance returns, as we did earlier this year, through the sale of options on portfolio holdings at times when they appear to have limited near term potential. Our goal is strong results while continuing a defensive investment strategy.

We thank our shareholders for their continuing support.

Sincerely,

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Investing in this fund involves special risks, including but not limited to, options and futures transactions. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

FIXED INCOME MANAGER REPORTS

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

Alpine Ultra Short Tax Optimized Income Fund

Comparative Annualized Returns as of 10/31/09 (Unaudited)

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (2)

Alpine Ultra Short Tax Optimized Income Fund — Investor Class	1.70%	3.65%	3.79%	3.41%	3.42%

Alpine Ultra Short Tax Optimized Income Fund — Investor Class (Pre-liquidation, After-tax)	1.40%	3.32%	3.50%	3.11%	3.06%

Alpine Ultra Short Tax Optimized Income Fund — Investor Class (Post-liquidation, After-tax)	1.29%	3.14%	3.50%	3.13%	3.05%

Alpine Ultra Short Tax Optimized Income Fund — Adviser Class	1.07%	2.89%	3.54%	3.24%	3.00%

Alpine Ultra Short Tax Optimized Income Fund — Adviser Class (Pre-liquidation, After-tax)	0.80%	2.59%	3.27%	2.96%	2.69%

Alpine Ultra Short Tax Optimized Income Fund — Adviser Class (Post-liquidation, After-tax)	0.87%	2.59%	3.27%	2.97%	2.73%

Barclays Capital 1 Year Municipal Bond Index	1.39%	4.40%	4.14%	3.33%	2.88%

Lipper Short Municipal Debt Funds Average(3)	1.61%	3.81%	2.43%	2.33%	2.28%

Lipper Short Municipal Debt Funds Rank — Investor Class(3)	N/A	49/64	12/56	4/51	2/42

Gross Expense Ratio (Investor Class): 0.83%(4)

Net Expense Ratio (Investor Class): 0.70%(4)

Gross Expense Ratio (Adviser Class): 1.08%(4)

Net Expense Ratio (Adviser Class): 0.95%(4)

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

(1)	Not annualized. FINRA does not recognize rankings for less than one year.
(2)	Advisor Class shares commenced on March 30, 2004 and Investor shares commenced on December 5, 2002. Returns for indices are since December 5, 2002.
(3)	The since inception return and ranking represents the annualized return for the period beginning 12/31/2002.
(4)	As disclosed in the prospectus dated February 27, 2009.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than one month. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Tax Optimized Fund Adviser Class began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after 10/12/07 reflect the sales charge.

The Barclays Capital 1 Year Municipal Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Barclays Capital 1 Year Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Barclays Capital 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Ultra Short Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Ultra Short Tax Optimized Income Fund

Portfolio Distributions*(Unaudited)	Top 10 Holdings*(Unaudited)
	1.	City of Philadelphia Tax 7 Revenue Anticipation Notes - Series B, 2.500%, 06/30/2010	3.63%
	2.	Michigan State Housing Development Authority Rental Revenue - Series A, 2.7500%, 11/04/2009	2.99%
	3.	Pennsylvania State Higher Education Assistance Agency - Series B, 3.250%, 11/05/2009	2.77%
	4.	BayMedical Center of Florida - Series B, 2.300%, 11/04/2009	2.51%
	5.	Michigan State Housing Development Authority Single Mortgage Revenue - Series B, 5.000%, 11/04/2009	2.39%
	6.	Montgomery County, Tennessee Public Building Authority Revenue, 0.230%, 11/02/2009	1.89%
	7.	Sevier County, Tennessee Public Building Authority Revenue, 0.370%, 11/02/2009	1.86%
	8.	West Baton Rouge, Louisiana Parish Industrial Revenue, 2.200%, 11/06/2009	1.79%
	9.	New York State Mortgage Agency Homeowner Revunue - Series 139, 0.300%, 11/2/2009	1.73%
	10.	BlackRock Liquidity Fund MuniCash Portfolio, 0.25%	1.71%

	*

Portfolio holdings and sector distributions are as of 10/31/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund / Alpine Ultra Short Tax Optimized Income Fund—Commentary

Dear Investor:

We are pleased to provide you with the annual report for the Alpine Income Trust for the period ending October 31, 2009. The Income Trust includes both the Alpine Ultra Short Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

Performance Summary

According to Lipper Analytical Services, the total return for the Alpine Ultra Short Tax Optimized Income Fund (Investor Class) for the one year period ending October 31, 2009, was 3.65% versus 3.81% for the Lipper average for Short Municipal Debt Funds. We would also like to report that at the close of this reporting period on October 31, 2009 the Alpine Ultra Short Tax Optimized Income Fund (Investor Class) received a five star overall Morningstar rating out of 123 funds in the Muni National Short Category. (derived from a weighted average of the fund’s three, five- and ten-year risk adjusted return measure, if applicable).

The Alpine Municipal Money Market Fund had a total return of 1.03% for the one year period ending October 31, 2009, versus an average of 0.29% in the Lipper category of Tax Exempt Money Market Funds. Furthermore, Lipper Analytical Services ranked the Fund number one out of 101 funds in the Tax Exempt Money Market Fund category for the one year period, number 1 out of 90 funds for the three year period, and number 1 out of 82 funds for the 5 year period ending October 31, 2009, based on total returns.

Market Overview

Although a return to robust economic growth in the near future is unlikely, the longest and deepest U.S. recession since the Great Depression may have recently ended. The economy which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, showed improvement in the second and third quarters. While national unemployment has reached double digits and consumer spending has been restrained, job losses have been lower than they were in the beginning of 2009. In addition, there are signs of stabilizing real estate markets in some cities, and equities have rebounded sharply from their March lows in anticipation of stronger economic growth in the months ahead.

In the last six months, intermediate and long-term U.S. Treasury yields rose as new issuance increased significantly and steadying financial markets prompted investors to assume greater investment risks and seek higher returns, particularly from assets that performed worst in 2008. In contrast, municipal interest rates declined in the face of very strong demand, as investors were attracted by discounted valuations and tax-free income offered by municipal securities.

Despite their strong rebound this year, tax-free securities have remained an attractive fixed income investment particularly for investors in the highest tax brackets. As of October 31, 2009, the 1.86% yield offered by a AAA (as rated by Standard and Poor’s) five-year tax-free municipal bond was about 80% of the 2.34% pretax yield offered by a five-year Treasury. Ten-year AAA municipal bonds are even more attractive on a relative basis, with a 3.04% yield that is 89% of the 3.41% pretax yield offered by 10-year Treasuries. The ratios increase even more as you go out longer on the yield curve making long-term municipal securities even more attractive.

Nationally, new municipal supply through the end of October totaled about $335 billion, according to the Bond Buyer. Tax-Exempt supply has been a bit lower than expected, due in part to the Build America Bonds program, which has shifted about 20% of the issuance to the taxable bond market and helped alleviate the supply/demand imbalance that stressed the tax-free market last year. With the national economy still very weak and a significant federal fiscal stimulus package providing some temporary relief to states, we expect aggregate new issuance in 2009 to be higher than in 2008.

Demand from retail investors for municipal securities has been very strong, and year-to-date investor cash flows into municipal bond funds have been extremely robust. In the aftermath of last year’s financial market turbulence, investors seeking more exposure to fixed income securities and higher returns than they receive from the typical cash management investments have embraced municipals because of attractive after-tax yields and valuations relative to Treasuries. Concerns about higher federal, state and local taxes have also fueled interest in tax-free securities.

Many states are facing fiscal difficulties and have been forced to take drastic actions to close budget deficits. California’s challenges show no signs of abating. Although State officials reached a budget agreement in late July that includes spending cuts and borrowing from local governments, there need to be more willingness to adjust taxes, fees and spending to match the difficult economic realities facing the state. Considering that the

Alpine Ultra Short Tax Optimized Income Fund

state’s recovery will probably lag a national economic recovery, we continue to monitor California securities for appropriate investment in our portfolios.

In terms of sector performance, the segments of the municipal market that fared the worst last year, long-term and lower-quality securities, have been this year’s leaders. Tobacco bonds outpaced other segments in the last six months, though longer-term trends do not appear to be especially positive. Corporate-related municipal securities, such as industrial revenue and pollution control revenue bonds, airline bonds and health-care related issues, also did well as credit markets stabilized. In contrast, prerefunded bonds and escrowed-to-maturity bonds lagged with only mild gains this year.

Alpine Ultra Short Tax Optimized Income Fund

During the past six months, we continued the same strategy that we have been utilizing throughout 2009. As a result, we positioned the Fund with the following goals in mind: 1) to keep volatility low while still providing a competitive return, 2) to take advantage of the current interest rate environment while being mindful that interest rates are likely to eventually rise and 3) to be defensive in the face of declining credit quality in the municipal sector. While the Fund’s total return has not kept pace with funds that have large exposure to lower-rated bonds or longer average maturities, we feel that our Fund is well positioned based on the present conditions in the marketplace.

Upon examining the fundamentals of the municipal market over the past ten months, we saw four key factors that formed our investment strategy. They included historically low interest rates, deteriorating credit quality, marginal liquidity and a supply/demand imbalance of tax exempt securities. When we took all four of these variables into consideration, we concluded that based on the objective of the Fund it would be advantageous to keep our average weighted maturity short and take a more defensive position.

As a result, the Fund’s duration, which is a measure of a bond fund’s sensitivity to changes in interest rates, was 0.12 years at the end of October, a lot shorter than that of our benchmark. With short-term interest rates so low we strategically shortened the Fund’s duration and most likely will keep it there until short-term rates move higher. One aspect of this strategy is to hold more cash or near-cash investments in the portfolio. Currently, we have an overweight of the portfolio in variable demand notes which provide the Fund with an attractive yield relative to longer maturing securities and little volatility. Furthermore, a significant portion of the remaining portfolio matures within the next year, thus providing the Fund with flexibility to take advantage of potential opportunities in the future. At this point in the economic cycle, we do not want to reach for higher yield by increasing the Fund’s interest rate risk.

We believe the front end of the municipal yield curve will remain relatively low until such time as the Federal Open Market Committee begins to tighten its monetary policy. We think the Fed could start raising rates toward the latter half of 2010.

While the municipal bond market has rallied during most of 2009, we have remained hesitant in selling our longer-term securities despite the paper gains that have been generated for several reasons. It is our goal to minimize capital gains if possible and maximize income and selling these higher yielding investments would not be consistent with these two objectives.

Alpine Municipal Money Market Fund

Since our last shareholder report at the end of April, the money markets have improved substantially, boasting the outlook for large money center banks, which are critical to money market financing. As a result, many of the temporary supports with which the Federal Reserve and Treasury surrounded the market in 2008 are now being withdrawn as confidence returns. The Treasury’s decision not to extend the money fund guarantee program, in which this fund participated, is one such example. The program ended as scheduled on September 18, 2009.

The Federal Reserve has had a 0% interest rate policy in place since December 2008, though the transmission of that policy had not been fully felt in the market until recently because of ongoing credit worries focused on large financial institutions. But now, with the outlook for credit improving, the Fed’s unprecedented action is gaining traction and money market rates have fallen towards the 0% target. Municipal rates have moved in similar fashion since our last reporting period. Seven-day variable rates, as measured by The Bond Buyer declined from 1.13% to .51%, while rates on one-year municipal notes, as measured by The Bond Buyer declined from 0.72% to 0.55%. At this writing, rates have continued to push lower.

While credit markets have improved, municipal issuers have continued to feel the ongoing effects of the financial crisis. Many states and local governments are facing increasingly difficult budget problems; these issuers are finding money market funding very expensive or virtually impossible until their financial situations improve. Thus, seasonal borrowers such as California, Illinois and Michigan are largely missing from the holdings of most

Alpine Ultra Short Tax Optimized Income Fund

money market funds. For other borrowers who are able to access the money markets for funding, the current record-low rates have been a huge benefit.

After short-term interest rates fell to historic lows, we further reduced the Fund’s average maturity weighted to a range that continues to be shorter than industry averages in case of unexpected liquidity needs. Because yield differences have become relatively narrow along the market’s maturity range, this conservative positioning has not detracted materially from the Fund’s performance. Until we start to see rates trend higher we will continue to hold a significant portion of the Fund in variable rate demand notes and other short maturing municipal securities.

Outlook

While there could be additional supply/demand imbalances or possible credit rating downgrades, we believe overall that the municipal market is still a high quality market. We will continue to remain cautious until we feel that the markets have adjusted to where yields are more reflective of credit quality. At that point we will reposition our Funds accordingly.

Sincerely,

Steven C. Shachat
Portfolio Managers

An investment in the Alpine Municipal Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investing in these Funds involves special risks, including but not limited to, investing in municipal obligations and derivative securities, mortgage-related and asset-backed investments. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. The Alpine Ultra Short Tax Optimized Fund is permitted to invest in Asset Backed and Mortgage- Backed Securities. Investments in these securities include additional risks that investors should be aware of and are more fully described in the prospectus. The Alpine Ultra Short Tax Optimized Fund has never invested in, does not currently hold, nor has any plans to invest in such securities.

Please refer to the Schedule of Portfolio Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ (based on a Morningstar Risk Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Alpine Ultra Short Tax Optimized Income Fund – Investor Class Shares received 4 stars among 123 funds for the three-year, and received 5 stars among 117 Muni National Short funds for the five-year periods ending 10/31/2009.

©2009 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, Past performance is no guarantee of future results.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Alpine Municipal Money Market Fund

Comparative Annualized Returns as of 10/31/09 (Unaudited)

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (12/5/02)

Alpine Municipal Money Market Fund — Investor Class	0.38%	1.03%	2.54%	2.64%	2.21%

Lipper Tax-Exempt Money Market Funds Average(2)	0.06%	0.29%	1.79%	1.93%	1.56%

Lipper Tax-Exempt Money Market Fund Rank — Investor Class(2)	N/A	1/101	1/90	1/82	1/71

Alpine Municipal Money Market Fund — Investor Class, 7-day effective yield (as of 10/31/09): 0.42%

Gross Expense Ratio: 0.49%(3)

Net Expense Ratio: 0.49%(3)

(1) Not annualized. FINRA does not recognize rankings for less than one year.
(2) The since inception return and ranking represents the annualized return for the period beginning 12/31/2002.
(3) As disclosed in the prospectus dated February 27, 2009.
Note, the yield more closely reflects the current earnings of the money market fund than the total return.

Performance data quoted represents past performance and is not predictive of future results. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578.

The Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Municipal Money Market Fund vs. Peer Performance (Unaudited)

*	The Adviser Class return for 2004 is from 3/30/04 (inception)–12/31/04.
**	The Adviser Class return for 2007 is from 1/01/07–12/05/07 (class ceased operations)

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Alpine Municipal Money Market Fund

Taxable Equivalent Yield as of 10/31/09 (Unaudited)

Joint Return	Single Return	Marginal Tax Rate	Your Tax-Exempt Effective Yield of 0.42% is Equivalent to a Taxable Yield of:

$ 67,901 - 137,050	$33,950 - 82,250	25%	0.56%

$137,051 - 208,850	$82,251 - 171,550	28%	0.58%

$208,851 - 372,950	$171,551 - 372,950	33%	0.63%

Over $372,950	Over $372,950	35%	0.65%

The chart reflects projected 2009 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2009 marginal tax rate.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Port Corpus Christi Authority Nueces County, Texas Solid Waste Disposal, Flint Hills Resources LP, 0.670%, 11/04/2009	4.12%
	2.	Danville, Kentucky Commercial Paper, 1.700%, 11/05/2009	3.93%
	3.	BlackRock Liquidity Fund MuniCash Portfolio, 0.240%, 11/02/2009	3.43%
	4.	Gainesville, Florida Utilities Systems Revenue - Series A, 0.300%, 11/02/2009	3.24%
	5.	Gulf Coast, Texas Industrial Development Authority Revenue, Citgo Pete, 0.220%, 11/02/2009	3.17%
	6.	California Infrastructure & Economic Development Bank Revenue, Pacific Gas Electric - Series A, 0.200%, 11/02/2009	2.89%
	7.	Citizens Property Insurance Corp. of Florida Senior Secured High Risk Notes - Series A-2, 4.500%, 06/01/2010	2.54%
	8.	Michigan State Hospital Financing Authority, Oaklawn Hospital, 0.240%, 11/05/2009	2.53%
	9.	Charlotte-Mecklenberg Hospital Authority Revenue - Series E	2.53%
	10.	West Orange, Florida Healthcare District Revenue - Series B, 1.500%, 11/05/2009	2.44%

	*

Portfolio holdings and sector distributions are as of 10/31/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
October 31, 2009

Shares	Security Description	Value

Common Stocks—98.1%
Automobiles & Components—1.1%
69,400	Hyundai Motor Co.	$6,427,828

Banks—0.4%
123,800	Banco Santander Brasil SA—ADR (a)	1,468,268
26,200	Standard Chartered	645,228

		2,113,496

Capital Goods—9.9%
149,200	Albany International Corp.	2,485,672
250,800	Atlas Copco AB	3,447,848
15,526,103	China State Construction International Holdings, Ltd.	6,350,513
140,100	FLSmidth & Co. A/S	7,465,905
146,200	Fluor Corp.	6,494,204
84,800	ITT Corp.	4,299,360
42,700	Lockheed Martin Corp.	2,937,333
530,600	Mitsubishi Corp.	11,653,571
273,100	Outotec Oyj	8,669,140
47,900	United Technologies Corp.	2,943,455

		56,747,001

Commercial & Professional Services—0.8%
2	De La Rue PLC	30
225,070	Healthcare Services Group, Inc.	4,445,133

		4,445,163

Consumer Durables & Apparel—3.6%
1,576,300	Brookfield Incorporacoes SA	6,075,771
371,200	JM AB (a)	5,639,508
702,000	PDG Realty SA	5,937,670
38,629	VF Corp.	2,744,204

		20,397,153

Consumer Services—0.8%
76,100	McDonald’s Corp.	4,460,221

Diversified Financials—10.2%
1,500,000	Anglo Irish Bank Corp. PLC (a)	—
419,574	Azimut Holding SpA	5,081,741
337,500	Bank of America Corp.	4,920,750
222,100	CETIP SA—Balcao Organizado de Ativos e Derivativos (a)	1,487,727
45,700	The Goldman Sachs Group, Inc.	7,776,769
256,200	JPMorgan Chase & Co.	10,701,474
145,579	Julius Baer Gruppe (a)	5,480,321
686,236	KKR & Co. Guernsey LP (a)	6,107,500
1,111,892	Man Group PLC	5,657,183
135,200	Morgan Stanley	4,342,624
555,700	Och-Ziff Capital Management Group, LLC	6,740,641

		58,296,730

Shares	Security Description	Value

Common Stocks—continued
Energy—12.1%
120,100	Anadarko Petroleum Corp.	$7,317,693
44,885	Diamond Offshore Drilling, Inc.	4,275,296
225,600	Fred Olsen Energy ASA	8,746,783
121,700	Frontline, Ltd.	2,839,261
275,100	Halliburton Co.	8,035,671
187,500	Petroleo Brasileiro SA—ADR	8,666,250
48,400	Pride International, Inc. (a)	1,430,704
122,200	Schlumberger, Ltd.	7,600,840
555,500	SeaDrill, Ltd. (a)	11,603,032
263,600	Suncor Energy, Inc.	8,704,072

		69,219,602

Food & Staples Retailing—1.1%
113,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar	3,418,994
59,500	Wal-Mart Stores, Inc.	2,955,960

		6,374,954

Food, Beverage & Tobacco—4.6%
223,500	Anheuser-Busch InBev NV	10,526,876
179,544	Heineken NV	7,957,157
33,300	The J.M. Smucker Co.	1,755,909
123,900	Molson Coors Brewing Co.	6,067,383

		26,307,325

Health Care Equipment & Services—4.3%
68,000	Alcon, Inc.	9,709,720
151,200	Fresenius Medical Care	7,331,812
333,425	Meridian Bioscience, Inc.	7,398,701
48,600	Sinopharm Group Co. (a)	176,837

		24,617,070

Household & Personal Products—3.9%
355,746	Avon Products, Inc.	11,401,659
78,200	Colgate-Palmolive Co.	6,148,866
168,236	Hypermarcas SA (a)	3,444,751
27,400	Oriflame Cosmetics SA—SDR	1,545,349

		22,540,625

Insurance—0.2%
90,200	Hilltop Holdings, Inc. (a)	1,067,968

Materials—12.5%
934,300	Aquarius Platinum, Ltd. (a)	4,205,035
32,400	ArcelorMittal—ADR	1,102,248
91,100	BHP Billiton, Ltd.—ADR	5,974,338
196,700	Cliffs Natural Resources, Inc.	6,996,619
96,000	HeidelbergCement AG	5,754,264
271,197	Impala Platinum Holdings, Ltd.	6,052,449
262,103	Israel Chemicals, Ltd.	3,121,147
9,247,100	Lumena Resources Corp. (a)	3,376,596
370,556	Mechel—ADR	6,358,741
41,400	Monsanto Co.	2,781,252
17,300	Rio Tinto PLC—ADR	3,079,919
318,700	Teck Resources, Ltd. (a)	9,216,804
250,500	Terra Industries, Inc.	7,958,385
166,400	Vedanta Resources PLC	5,716,083

		71,693,880

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Shares	Security Description	Value

Common Stocks—continued
Media—1.5%
685,258	Regal Entertainment Group—Class A	$8,641,103
1	Time Warner Cable, Inc.	40

		8,641,143

Pharmaceuticals, Biotechnology & Life Sciences—2.1%
122,100	Abbott Laboratories	6,174,597
121,200	Teva Pharmaceutical Industries, Ltd.—ADR	6,118,176

		12,292,773

Real Estate—5.6%
285,700	BR Malls Participacoes SA (a)	3,162,551
10,144,600	Glorious Property Holdings, Ltd. (a)	4,463,509
5,306,025	KWG Property Holdings, Ltd.	3,902,395
315,300	MRV Engenharia	5,867,129
7,566,100	Shenzhen Investment, Ltd.	3,045,887
3,093,500	Shui On Land, Ltd.	1,919,916
200,000	Starwood Property Trust, Inc. (a)	4,026,000
499,400	Westfield Group	5,515,774

		31,903,161

Retailing—1.0%
264,900	Foot Locker, Inc.	2,776,152
73,800	TJX Companies, Inc.	2,756,430

		5,532,582

Semiconductors & Semiconductor Equipment—4.5%
530,800	Intel Corp.	10,143,588
198,100	Linear Technology Corp.	5,126,828
433,500	Microchip Technology, Inc.	10,386,660
2,419	Taiwan Semiconductor Manufacturing, Ltd.—ADR	23,077

		25,680,153

Software & Services—3.2%
437,400	Microsoft Corp.	12,129,102
112,200	Shanda Games, Ltd—ADR (a)	1,117,512
139,800	Trend Micro, Inc.	4,969,838

		18,216,452

Technology Hardware & Equipment—2.0%
126,500	Hewlett-Packard Co.	6,003,690
41,100	International Business Machines Corp.	4,957,071
7,300	QUALCOMM, Inc.	302,293

		11,263,054

Shares	Security Description	Value

Common Stocks—continued
Telecommunication Services—4.1%
172,400	AT&T, Inc.	$4,425,508
112,400	CenturyTel, Inc.	3,648,504
25,720	Chunghwa Telecom Co., Ltd.—ADR	447,013
177,000	Frontier Communications Corp.	1,269,090
402,300	Tele2 AB	5,961,681
418,400	Vimpel Communications—ADR (a)	7,501,912

		23,253,708

Transportation—4.2%
800	A P Moller—Maersk AS	5,504,968
259,800	Cia de Concessoes Rodoviarias	5,132,289
60,900	CSX Corp.	2,568,762
63,200	Norfolk Southern Corp.	2,946,384
92,100	Union Pacific Corp.	5,078,394
249,100	Westshore Terminals Income Fund	2,932,890

		24,163,687

Utilities—4.4%
266,800	Endesa SA	8,908,908
58,600	FPL Group, Inc.	2,877,260
311,800	ITC Holdings Corp.	13,850,156

		25,636,324

	Total Common Stocks (Cost $544,018,575)	561,292,053

Short-Term Investments—0.0%
984	Alpine Municipal Money Market Fund, 0.42%	984
335	Federated Treasury Obligations Fund, 0.01%	335

	Total Short-Term Investments (Cost $1,319)	1,319

	Total Investments (Cost $544,019,894)—98.1%	561,293,372
	Other Assets in Excess of Liabilities—1.9%	10,858,035

	TOTAL NET ASSETS—100.0%	$572,151,407

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt
SDR—Special Drawing Rights

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments
October 31, 2009

Shares	Security Description	Value

Common Stocks—99.2%
Aerospace & Defense—2.5%
500	United Technologies Corp.	$30,725
Chemicals—7.9%
350	Air Products & Chemicals, Inc.	26,995
350	Praxair, Inc.	27,804
800	Sigma-Aldrich Corp.	41,544

		96,343

Commercial Banks—1.8%
3,000	Banco Panamericano SA	11,155
1,000	Pacific Continental Corp.	10,900

		22,055

Construction Materials—0.5%
100	HeidelbergCement AG	5,994

Consumer Finance—1.2%
1,000	Discover Financial Services	14,140

Containers & Packaging—2.7%
1,250	Sonoco Products Co.	33,437

Diversified Consumer Services—2.0%
1,200	Hillenbrand, Inc.	23,976

Diversified Financial Services—3.5%
70	CME Group, Inc.	21,183
500	JPMorgan Chase & Co.	20,885

		42,068

Diversified Telecommunication Services—1.7%
800	AT&T, Inc.	20,536

Electric Utilities—7.9%
600	Companhia de Transmissao de Energia Electrica Paulista	16,550
400	CPFL Energia SA—ADR	20,912
600	Exelon Corp.	28,176
1,300	Light SA	18,132
400	Southern Co.	12,476

		96,246

Energy Equipment & Services—1.0%
400	Halliburton Co.	11,684

Food & Staples Retailing—5.1%
1,250	Sysco Corp.	33,062
750	Walgreen Co.	28,373

		61,435

Food Products—5.4%
550	Campbell Soup Co.	17,462
325	General Mills, Inc.	21,424
500	The J.M. Smucker Co.	26,365

		65,251

Health Care Equipment & Supplies—7.7%
350	Alcon, Inc.	49,976
400	Becton, Dickinson & Co.	27,344
500	DENTSPLY International, Inc.	16,480

		93,800

Household Products—4.6%
550	Kimberly-Clark Corp.	33,638
700	WD-40 Co.	22,043

		55,681

Shares	Security Description	Value

Common Stocks—continued
Independent Power Producers & Energy Traders—0.5%
500	AES Tiete SA	$5,634

Industrial Conglomerates—1.8%
650	Tyco International Ltd.	21,807

Insurance—6.6%
500	Arthur J. Gallagher & Co.	11,155
800	Chubb Corp.	38,816
1,200	Hilltop Holdings, Inc. (a)	14,208
800	Protective Life Corp.	15,400

		79,579

IT Services—3.6%
2,900	Cia Brasileira de Meios de Pagamento	26,587
600	Telvent GIT SA	17,250

		43,837

Machinery—2.3%
775	Snap-On, Inc.	28,311

Media—1.3%
1,100	Comcast Corp.—Class A	15,950

Multi-Utilities—1.4%
400	Wisconsin Energy Corp.	17,468

Oil, Gas & Consumable Fuels—8.4%
300	Anadarko Petroleum Corp.	18,279
500	Chevron Corp.	38,270
1,400	El Paso Pipeline Partners LP	30,828
200	Occidental Petroleum Corp.	15,176

		102,553

Pharmaceuticals—0.8%
200	Abbott Laboratories	10,114

Road & Rail—6.1%
400	Burlington Northern Santa Fe Corporation	30,128
500	Norfolk Southern Corp.	23,310
3,000	Tegma Gestao Logistica SA	20,930

		74,368

Semiconductors & Semiconductor Equipment—4.3%
1,500	Intel Corp.	28,665
900	Linear Technology Corp.	23,292

		51,957

Specialty Retail—1.3%
1,500	Foot Locker, Inc.	15,720

Thrifts & Mortgage Finance—2.5%
1,200	Brookline Bancorp Inc.	11,748
1,713	Ocwen Financial Corp. (a)	18,723

		30,471

Transportation Infrastructure—1.9%
1,200	Companhia de Concessoes Rodoviarias	23,706

Water Utilities—0.9%
1,940	Cascal NV	10,515

	Total Common Stocks (Cost $1,069,723)	1,205,361

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Shares	Security Description	Value

Short-Term Investments—0.6%
7,760	Federated Treasury Obligations Fund, 0.01%	$7,760

	Total Short-Term Investments (Cost $7,760)	7,760

	Total Investments (Cost $1,077,483)—99.8%	1,213,121
	Other Assets in Excess of Liabilities—0.2%	1,465

	TOTAL NET ASSETS—100.0%	$1,214,586

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments
October 31, 2009

Shares	Security Description	Value

Common Stocks—102.8%
Capital Markets—17.3%
30,850	BGC Partners, Inc.	$149,006
20,000	Blackstone Group LP	268,400
19,700	Cowen Group, Inc. (a)	148,735
18,500	GFI Group, Inc.	95,275
2,000	Investment Technology Group, Inc. (a)	43,140
5,000	JMP Group, Inc.	42,100
1,000	Legg Mason, Inc.	29,110
25,100	MF Global Ltd. (a)	178,712
2,000	Och-Ziff Capital Management Group LLC	24,260
7,500	OptionsXpress Holdings, Inc.	117,225
36,040	Sanders Morris Harris Group, Inc.	209,392
6,900	Thomas Weisel Partners Group, Inc. (a)	31,257
4,000	TradeStation Group, Inc. (a)	30,880

		1,367,492

Commercial Banks—51.8%
45,165	1st United Bancorp, Inc. (a)	254,731
55,000	Banco do Estado do Rio Grande do Sul SA	359,049
26,600	Banco Panamericano SA	98,904
9,800	Banco Santander Brasil SA—ADR (a)	116,228
90,000	The Bancorp, Inc. (a)	459,000
12,400	Bank of Florida Corp. (a)	18,104
2,428	Barclays PLC (a)	12,832
15,000	California United Bank (a)	189,300
4,000	Cardinal Financial Corp.	32,600
26,600	Centerstate Banks, Inc.	200,298
21,194	Citizens First Corp.	178,030
4,700	Community National Bank of the Lakeway Area (a)	9,165
25,000	First Bancorp of Puerto Rico	47,250
4,000	First Business Financial Services, Inc.	38,000
1,260	First Community Bank Corp. of America (a)	4,813
1,500	Hampton Roads Bankshares, Inc.	3,075
35,000	Marshall & Ilsley Corp.	186,200
930	MB Financial, Inc.	16,628
30,000	Metro Bancorp Inc. (a)	354,900
11,600	Nara Bancorp, Inc.	85,376
10,200	New Centry Bancorp, Inc. (a)	57,630
2,000	North Valley Bancorp	5,540
2,375	Old Point Financial Corp.	35,696
12,042	Pacific Mercantile Bancorp (a)	35,765
3,120	Rurban Financial Corp.	23,712
100,000	Seacoast Banking Corp. of Florida	149,000
2,388	The South Financial Group, Inc.	1,910
38,750	Southern National Bancorp of Virginia, Inc. (a)	240,250
5,000	State Bancorp, Inc.	38,200
2,500	Sterling Bancorp	16,825
7,500	Sterling Bancshares, Inc.	41,775
6,000	Summit State Bank	33,120
500	Superior Bancorp (a)	1,060
141,443	Synovus Financial Corp.	314,003

Shares	Security Description	Value

Common Stocks—continued
Commercial Banks—continued
15,000	Tidelands Bancshares, Inc. (a)	$51,900
15,000	Union Bankshares Corp.	184,800
34,300	United Community Banks, Inc. (a)	139,258
2,430	Valley Commerce Bancorp (a)	18,104
1,000	Wintrust Financial Corp.	28,210
1,974	Yadkin Valley Financial Corp.	7,264

		4,088,505

Diversified Financial Services—14.4%
7,124	BM&F Bovespa SA	46,102
125,000	Bolsa Mexicana de Valores SA de CV (a)	143,330
665	CME Group, Inc.	201,236
5,173	Interactive Brokers Group, Inc. (a)	82,820
4,315	IntercontinentalExchange, Inc. (a)	432,320
7,000	The NASDAQ OMX Group, Inc. (a)	126,420
4,000	NYSE Euronext	103,400

		1,135,628

Industrial Conglomerates—1.3%
7,000	General Electric Co.	99,820

Insurance—1.6%
8,000	CRM Holdings, Ltd. (a)	7,600
4,700	Tower Group, Inc.	115,526

		123,126

Professional Services—0.4%
3,500	Experian PLC	32,111

Real Estate Investment Trusts—3.3%
10,000	American Capital Agency Corp.	260,000

Thrifts & Mortgage Finance—11.5%
30,398	Alliance Bancorp, Inc. of Pennsylvania	261,575
1,700	Astoria Financial Corp.	16,966
5,000	Central Federal Corp.	10,050
2,144	Fidelity Bancorp, Inc.	11,963
10,000	First Keystone Financial, Inc. (a)	93,750
5,895	First Pactrust Bancorp, Inc.	29,357
1,100	Parkvale Financial Corp.	9,911
130,000	United Western Bancorp, Inc.	477,100

		910,672

Transportation Infrastructure—1.2%
13,000	CAI International, Inc. (a)	97,500

	Total Common Stocks (Cost $12,629,025)	8,114,854

Investment Companies—3.7%
30,000	Allied Capital Corp. (a)	93,600
1,950	Direxion Daily Financial Bear 3X Shares (a)	44,694
4,000	Direxion Daily Large Cap Bear 3X Shares (a)	89,120
2,500	ProShares UltraShort Financials (a)	67,500
		294,914

	Total Investment Companies (Cost $944,694)	294,914

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Shares	Security Description	Value

Short-Term Investments—0.0%
883	Federated Treasury Obligations Fund, 0.01%	$883

	Total Short-Term Investments (Cost $883)	883

	Total Investments (Cost $13,574,602)—106.5%	8,410,651
	Liabilities in Excess of Other Assets—(6.5)%	(515,718)

	TOTAL NET ASSETS—100.0%	$7,894,933

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Innovators Fund

Schedule of Portfolio Investments
October 31, 2009

Shares	Security Description	Value

Common Stocks—113.6%
Aerospace & Defense—1.9%
4,000	Aerovironment, Inc. (a)	$106,640
10,000	Hexcel Corp. (a)	110,000

		216,640

Auto Components—2.9%
32,857	Westport Innovations, Inc. (a)	324,911

Chemicals—4.9%
7,000	Air Products & Chemicals, Inc.	539,910

Commercial Banks—1.9%
11,000	SunTrust Banks, Inc.	210,210

Communications Equipment—1.1%
30,000	Alvarion, Ltd. (a)	117,900

Computers & Peripherals—11.9%
5,000	Hewlett-Packard Co.	237,300
33,000	Logitech International SA (a)	561,000
26,000	Stratasys, Inc. (a)	410,280
5,000	Synaptics, Inc. (a)	112,500

		1,321,080

Diversified Financial Services—4.9%
500	CME Group, Inc.	151,305
8,500	Portfolio Recovery Associates, Inc. (a)	392,190

		543,495

Electrical Equipment—6.5%
35,000	LSI Industries, Inc.	244,650
57,000	PowerSecure International, Inc. (a)	474,240

		718,890

Electronic Equipment, Instruments & Components—13.0%
21,000	FLIR Systems, Inc. (a)	584,010
13,000	Itron, Inc. (a)	780,520
9,870	MOCON, Inc.	79,453

		1,443,983

Energy Equipment & Services—0.9%
25,000	ION Geophysical Corp. (a)	95,750

Health Care Equipment & Supplies—16.1%
10,000	ABIOMED, Inc. (a)	90,500
4,000	Alcon, Inc.	571,160
10,000	ArthroCare Corp. (a)	190,000
1,400	Intuitive Surgical, Inc. (a)	344,890
10,000	Medtronic, Inc.	357,000
19,846	Synovis Life Technologies, Inc. (a)	239,343

		1,792,893

Health Care Providers & Services—11.1%
15,000	Chindex International, Inc. (a)	209,100
3,000	HMS Holdings Corp. (a)	128,790
28,000	inVentiv Health, Inc. (a)	475,440
8,000	MEDNAX, Inc. (a)	415,360

		1,228,690

Health Care Technology—2.0%
5,000	Allscripts-Misys Healthcare Solutions, Inc. (a)	97,500
2,000	Quality Systems, Inc.	122,040

		219,540

Shares	Security Description	Value

Common Stocks—continued
Hotels, Restaurants & Leisure—1.9%
10,000	Life Time Fitness, Inc. (a)	$215,500

Internet & Catalog Retail—5.7%
4,000	Priceline.com, Inc. (a)	631,160

Internet Software & Services—2.4%
500	Google, Inc. (a)	268,060

IT Services—2.4%
5,000	Redecard SA—ADR (b)	156,750
3,906	Telvent GIT SA	112,298

		269,048

Life Sciences Tools & Services—8.0%
10,000	Charles River Laboratories International, Inc. (a)	365,200
11,000	Life Technologies Corp. (a)	518,870

		884,070

Machinery—5.7%
4,000	Flowserve Corp.	392,840
5,391	Middleby Corp. (a)	244,266

		637,106

Metals & Mining—0.9%
125,000	Imdex, Ltd.	97,328

Personal Products—1.2%
6,000	Medifast, Inc. (a)	132,120

Software—6.3%
16,400	ANSYS, Inc. (a)	665,512
8,000	Scientific Learning Corp. (a)	40,400

		705,912

	Total Common Stocks (Cost $16,077,653)	12,614,196

Short-Term Investments—0.0%
363	Federated Treasury Obligations Fund, 0.01%	363

	Total Short-Term Investments (Cost $363)	363

	Total Investments (Cost $16,078,016)—113.6%	12,614,559
	Liabilities in Excess of Other Assets—(13.6)%	(1,507,044)

	TOTAL NET ASSETS—100.0%	$11,107,515

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 1.4% of the Fund’s net assets.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Transformations Fund

Schedule of Portfolio Investments
October 31, 2009

Shares	Security Description	Value

Common Stocks—93.0%
Aerospace & Defense—3.2%
1,500	Aerovironment, Inc. (a)	$39,990
4,000	BE Aerospace, Inc. (a)	70,920

		110,910

Air Freight & Logistics—2.3%
3,100	Atlas Air Worldwide Holdings, Inc. (a)	81,499

Auto Components—7.5%
6,000	Autoliv, Inc.	201,480
10,000	Exide Technologies (a)	61,200

		262,680

Chemicals—3.1%
10,000	Flotek Industries, Inc. (a)	16,100
2,000	Mosaic Co.	93,460

		109,560

Commercial Banks—3.0%
1,000	PNC Financial Services Group, Inc.	48,940
1,991	Wells Fargo & Co.	54,792

		103,732

Commercial Services & Supplies—4.3%
2,700	Clean Harbors, Inc. (a)	152,415

Computers & Peripherals—6.3%
3,000	Hewlett-Packard Co.	142,380
5,000	Stratasys, Inc. (a)	78,900

		221,280

Diversified Financial Services—5.2%
600	CME Group, Inc.	181,566

Electronic Equipment, Instruments & Components—3.9%
4,940	FLIR Systems, Inc. (a)	137,382

Health Care Equipment & Supplies—14.5%
10,000	ABIOMED, Inc. (a)	90,500
1,000	Intuitive Surgical, Inc. (a)	246,350
3,500	Teleflex, Inc.	174,125

		510,975

Health Care Providers & Services—4.1%
3,000	Emergency Medical Services Corp. (a)	144,060

Shares	Security Description	Value

Common Stocks—continued
Hotels, Restaurants & Leisure—2.7%
5,000	Starbucks Corp. (a)	$94,900

Household Durables—2.4%
3,000	Pulte Homes, Inc.	27,030
3,000	Ryland Group, Inc.	55,650

		82,680

Industrial Conglomerates—1.3%
3,300	General Electric Co.	47,058

Internet & Catalog Retail—6.7%
1,500	Priceline.com, Inc. (a)	236,685

Machinery—12.2%
10,000	Pall Corp.	317,400
3,000	Snap On, Inc.	109,590

		426,990

Metals & Mining—5.0%
3,000	Walter Energy, Inc.	175,500

Oil, Gas & Consumable Fuels—2.4%
2,000	CONSOL Energy, Inc.	85,620

Personal Products—2.5%
4,000	Medifast, Inc. (a)	88,080

Real Estate Investment Trusts—0.4%
1,095	Walter Investment Management Corp.	14,257

	Total Common Stocks (Cost $3,560,079)	3,267,829

Short-Term Investments—14.3%
501,629	Federated Treasury Obligations Fund, 0.01%	501,629

	Total Short-Term Investments (Cost $501,629)	501,629

	Total Investments (Cost $4,061,708)—107.3%	3,769,458
	Liabilities in Excess of Other Assets—(7.3)%	(255,253)

	TOTAL NET ASSETS—100.0%	$3,514,205

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments
October 31, 2009

Shares	Security Description	Value

Common Stocks—69.6%
Aerospace & Defense—1.0%
15,000	Honeywell International, Inc.	$538,350

Airlines—0.0%
3,000	AirTran Holdings, Inc. (a)	12,690

Auto Components—1.9%
30,500	Autoliv, Inc.	1,024,190

Capital Markets—2.0%
25,900	State Street Corp.	1,087,282

Chemicals—1.8%
3,200	Air Products & Chemicals, Inc.	246,816
5,000	PPG Industries, Inc.	282,150
25,000	RPM International, Inc.	440,500

		969,466

Commercial Banks—4.5%
18,000	Bancorp Rhode Island, Inc.	459,360
6,000	Bank of Florida Corp. (a)	8,760
10,000	Pacific Continental Corp.	109,000
5,000	PNC Financial Services Group, Inc.	244,700
12,000	Regions Financial Corp.	58,080
7,138	Southside Bancshares, Inc.	148,399
30,000	Valley National Bancorp	398,400
69,501	Webster Financial Corp.	786,056
10,432	Wells Fargo & Co.	287,089

		2,499,844

Commercial Services & Supplies—1.0%
27,500	McGrath RentCorp	543,125

Construction Materials—2.2%
49,199	Eagle Materials, Inc.	1,222,595

Consumer Finance—0.4%
5,800	The Student Loan Corp.	243,890

Diversified Financial Services—4.8%
43,041	Bank of America Corp.	627,538
300	CME Group, Inc.	90,783
45,600	JPMorgan Chase & Co.	1,904,712

		2,623,033

Electric Utilities—2.5%
51,000	Allegheny Energy, Inc.	1,163,820
6,900	American Electric Power Co., Inc.	208,518

		1,372,338

Electrical Equipment—3.0%
30,000	AMETEK, Inc.	1,046,700
10,700	Emerson Electric Co.	403,925
5,000	Hubbell, Inc.—Class B	212,650

		1,663,275

Food & Staples Retailing—3.6%
200	Arden Group, Inc.	22,554
20,000	CVS Caremark Corp.	706,000
20,000	Sysco Corp.	529,000
20,000	Walgreen Co.	756,600

		2,014,154

Food Products—1.1%
12,000	Kellogg Co.	618,480

Shares	Security Description	Value

Common Stocks—continued
Health Care Equipment & Supplies—2.4%
8,600	Becton, Dickinson & Co.	$587,896
15,000	Teleflex, Inc.	746,250

		1,334,146

Health Care Providers & Services—1.2%
13,000	MEDNAX, Inc. (a)	674,960

Hotels, Restaurants & Leisure—0.5%
10,000	Darden Restaurants, Inc.	303,100

Household Durables—1.9%
20,000	Ethan Allen Interiors, Inc.	249,200
20,000	Hovnanian Enterprises, Inc.—Class A (a)	78,200
28,000	Lennar Corp.—Class A	352,800
30,000	Pulte Homes, Inc.	270,300
32,000	Standard Pacific Corp. (a)	96,000

		1,046,500

Household Products—1.0%
4,000	Clorox Co.	236,920
4,000	Colgate-Palmolive Co.	314,520

		551,440

Industrial Conglomerates—3.3%
10,000	3M Co.	735,700
74,600	General Electric Co.	1,063,796

		1,799,496

Insurance—0.8%
20,000	Ambac Financial Group, Inc.	23,000
5,000	Chubb Corp.	242,600
12,227	Fidelity National Financial, Inc.—Class A (b)	165,921

		431,521

IT Services—0.2%
5,374	Fidelity National Information Services, Inc.	116,938

Machinery—2.1%
14,800	Lincoln Electric Holdings, Inc.	702,112
12,000	PACCAR, Inc.	448,920

		1,151,032

Media—1.0%
7,692	CBS Corporation—Class B	90,535
15,000	The McGraw-Hill Companies, Inc.	431,700

		522,235

Oil, Gas & Consumable Fuels—6.9%
59,000	CONSOL Energy, Inc.	2,525,790
8,000	El Paso Pipeline Partners LP	176,160
13,000	Hess Corp.	711,620
20,000	Penn Virginia Corp.	405,000

		3,818,570

Pharmaceuticals—3.5%
7,000	Abbott Laboratories	353,990
27,000	Johnson & Johnson	1,594,350

		1,948,340

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Shares	Security Description	Value

Common Stocks—continued
Real Estate Investment Trusts—10.6%
20,000	Annaly Capital Management, Inc.	$338,200
15,000	Boston Properties, Inc.	911,550
100,000	CBL & Associates Properties, Inc.	816,000
37,500	Cogdell Spencer, Inc.	174,000
13,804	Developers Diversified Realty Corp.	118,576
45,000	DiamondRock Hospitality Co. (a)	342,450
10,000	Mack-Cali Realty Corp.	309,500
12,700	ProLogis	143,891
23,677	Simon Property Group, Inc.	1,607,432
42,271	Sunstone Hotel Investors, Inc.	319,146
5,000	Ventas, Inc.	200,650
30,000	Weingarten Realty Investors	555,000

		5,836,395

Real Estate Management & Development—0.2%
8,433	Forestar Group, Inc. (a)	124,471

Road & Rail—1.3%
15,000	Norfolk Southern Corp.	699,300

Thrifts & Mortgage Finance—1.0%
75,600	Federal National Mortgage Association	81,648
8,433	Guaranty Financial Group, Inc. (a)	573
31,500	New York Community Bancorp, Inc.	339,885
12,934	Ocwen Financial Corp. (a)	141,369

		563,475

Trading Companies & Distributors—0.7%
15,000	WESCO International, Inc. (a)	383,400

Water Utilities—1.2%
31,200	SJW Corp.	679,224

	Total Common Stocks (Cost $49,832,996)	38,417,255

Investment Companies—0.1%
10,406	Medallion Financial Corp.	81,687

	Total Investment Companies (Cost $90,186)	81,687

Principal Amount	Security Description	Value

Bonds and Notes—25.0%
U.S. Treasury Bonds—21.1%
$3,000,000	6.000%, 02/15/2026	$3,670,782
7,000,000	5.250%, 11/15/2028	7,965,783

		11,636,565

U.S. Treasury Notes—3.9%
2,000,000	5.000%, 08/15/2011	2,152,344

	Total Bonds and Notes (Cost $13,505,427)	13,788,909

Shares

Short-Term Investments—5.4%
2,991,615	Federated Treasury Obligations Fund, 0.01%	2,991,615

	Total Short-Term Investments (Cost $2,991,615)	2,991,615

	Total Investments (Cost $66,420,224)—100.1%	55,279,466
	Liabilities in Excess of Other Assets—(0.1)%	(49,248)

	TOTAL NET ASSETS—100.0%	$55,230,218

Schedule of Written Option Contracts
October 31, 2009

Contracts (100 shares per contract)		Value

Call Options
122	Fidelity National Financial, Inc. Expiration: December, 2009 Exercise Price: $15.00	$4,270

	Total Written Options Contracts (Premiums received $15,494)	$4,270

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	All or a portion of the shares have been committed as collateral for written option contracts.

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—102.3%
Alabama—2.4%
$ 20,000,000	Chatom Industrial Development Board Revenue (SPA: National Rural Utilities Finance) 4.000%, 02/01/2010 (c)	$20,005,800
5,795,000	Health Care Authority For Baptist Health—Series A (CS: Assured Guaranty) 6.125%, 05/15/2012 (c)	6,122,823
3,850,000	Health Care Authority For Baptist Health—Series B (CS: Assured Guaranty) 1.000%, 11/06/2009 (a)(b)(d)	3,850,000
8,500,000	Infirmary Health System Special Care Facilities Financing Authority (LOC: Regions Bank) 2.240%, 11/05/2009 (a)(b)	8,500,000
1,900,000	Madison Industrial Development Board Revenue, WL Halsey Grocery Co. (LOC: Regions Bank) 1.250%, 11/05/2009 (a)(b)	1,900,000

		40,378,623

Arizona—1.6%
8,500,000	Cochise County Pollution Control Corp., Arizona Electric Power Cooperative, Inc. 3.100%, 03/01/2010 (c)	8,560,435
3,300,000	Maricopa County Pollution Control Corp., Arizona Public Services Co.—Series B 5.500%, 05/01/2012 (c)	3,424,212
6,000,000	Navajo County Pollution Control Corp.—Series A 5.000%, 06/01/2012 (c)	6,160,020
8,560,000	Tolleson Commercial Paper 1.050%, 11/05/2009 (e)	8,560,000

		26,704,667

Arkansas—1.7%
5,400,000	Pulaski County Public Facilities Board Revenue, Anthony School (LOC: Regions Bank) 1.500%, 11/05/2009 (a)(b)	5,400,000
5,525,000	Pulaski County Public Facilities Board Revenue, Chapelridge (LOC: Regions Bank) 1.500%, 11/05/2009 (a)(b)	5,525,000
6,500,000	Pulaski County Public Facilities Board Revenue, Chapelridge South West (LOC: Regions Bank) 1.500%, 11/05/2009 (a)(b)	6,500,000
4,350,000	Pulaski County Public Facilities Board, VY Heights Apartments II—Series C (LOC: Regions Bank) 1.250%, 11/05/2009 (a)(b)	4,350,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Arkansas—continued
$ 7,600,000	State Development Finance Authority Revenue, Chapelridge Benton—Series C (LOC: Regions Bank) 2.000%, 11/05/2009 (a)(b)	$7,600,000

		29,375,000

California—11.0%
18,970,000	Housing Finance Agency, Multifamily Housing Revenue—Series A (CS: GO Agency; SPA: DEPFA Bank PLC) 1.050%, 11/02/2009 (a)(b)	18,970,000
900,000	Loma Linda Hospital Revenue, Loma Linda University Medical Center—Series A (CS: AMBAC) 4.750%, 12/01/2009	900,522
2,000,000	Municipal Finance Authority, Waste Management Inc.—Series A 4.900%, 02/01/2010 (c)	2,011,100
15,800,000	Southern California Home Financing Authority Revenue—Series A (SPA: Fannie Mae) 2.150%, 11/04/2009 (a)(b)	15,800,000
	State Commercial Paper
3,000,000	0.400%, 11/05/2009 (e)	3,000,000
7,800,000	0.500%, 11/12/2009 (e)	7,800,546
9,020,000	0.400%, 11/13/2009 (e)	9,020,451
21,000,000	0.450%, 11/19/2009 (e)	21,002,520
12,995,000	State Economic Recovery Revenue—Series C-2 (CS: ST GTD; SPA: Bank of America N.A.) 0.450%, 11/02/2009 (a)(b)	12,995,000
26,575,000	State Economic Recovery Revenue—Series C-4 (CS: ST GTD; SPA: JPMorgan Chase Bank) 0.400%, 11/02/2009 (a)(b)	26,575,000
18,100,000	State Economic Recovery Revenue—Series C-5 (CS: ST GTD; SPA: Bank of America N.A.) 0.440%, 11/02/2009 (a)(b)	18,100,000
11,860,000	State Housing Finance Agency Revenue, Home Mortgage—Series B (SPA: BNP Paribas) 2.250%, 11/04/2009 (a)(b)	11,860,000
10,000,000	State Housing Finance Agency Revenue, Multifamily—Series B (CS: GO Agency; SPA: DEPFA Bank PLC) 3.750%, 11/04/2009 (a)(b)	10,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
California—continued
$ 2,500,000	State Housing Finance Agency Revenue, Multifamily—Series D (CS: GO Agency; SPA: DEPFA Bank PLC) 6.000%, 11/02/2009 (a)(b)	$2,500,000
3,000,000	State Municipal Finance Authority Revenue, Waste Management, Inc. 3.450%, 03/01/2010 (c)	3,003,000
20,000,000	State of California—Series DCL-049 (CS: FSA; LIQ, LOC: Dexia Credit Local) 2.000%, 11/05/2009 (a)(b)	20,000,000

		183,538,139

Colorado—1.3%
1,900,000	Denver City & County Airport Revenue, Subseries A3 (CS: FSA) 5.000%, 05/15/2011 (c)	1,980,788
2,000,000	Denver City & County Airport Revenue, Subseries A4 5.250%, 05/15/2011 (c)	2,086,380
6,250,000	Housing & Finance Authority, Holden Properties (LOC: Associated Bank N.A.) 5.000%, 11/05/2009 (a)(b)	6,250,000
5,295,000	State Educational & Cultural Facilities Authority Revenue, National Jewish Federation Board—Series A-7 (LOC: Bank of America N.A.) 0.250%, 11/02/2009 (a)(b)	5,295,000
3,615,000	State Educational & Cultural Facilities Authority Revenue, National Jewish Federation Board—Series A-8 (LOC: Bank of America N.A.) 0.250%, 11/02/2009 (a)(b)	3,615,000
2,700,000	State Educational & Cultural Facilities Authority Revenue, National Jewish Federation Board—Series D-5 (LOC: JPMorgan Chase Bank) 0.250%, 11/02/2009 (a)(b)	2,700,000

		21,927,168

Connecticut—0.4%
6,000,000	State Development Authority Pollution Control Revenue 5.250%, 04/01/2010 (c)	6,103,860

Delaware—0.6%
4,450,000	State Economic Development Authority, Delmarva Power & Light Co. 0.900%, 11/02/2009 (a)(b)	4,450,000
5,200,000	State Economic Development Authority Gas Facilities, Delmarva Power & Light Co. 4.500%, 11/02/2009 (a)(b)	5,200,000

		9,650,0000

Principal Amount	Security Description	Value

Municipal Bonds—continued
District of Columbia—0.3%
$ 5,405,000	Reset Optional Certificates Trust II (LIQ: Citigroup Financial Products) 1.060%, 11/05/2009 (a)(b)	$5,405,000

Florida—10.1%
2,900,000	Bay Medical Center—Series A (LOC: Regions Bank) 2.300%, 11/04/2009 (a)(b)	2,900,000
42,000,000	Bay Medical Center—Series B (LOC: Regions Bank) 2.300%, 11/04/2009 (a)(b)	42,000,000
8,500,000	Broward County Housing Finance Authority, Golf View Gardens Apartments (LOC: Regions Bank) 3.250%, 11/05/2009 (a)(b)	8,500,000
2,705,000	Cape Coral Water & Sewer Revenue 6.000%, 10/01/2011	2,775,790
	Citizens Property Insurance Corp., Senior Secured High Risk Notes—Series A (CS: MBIA)
600,000	5.000%, 03/01/2010	608,214
1,700,000	5.000%, 03/01/2011	1,762,458
20,000,000	Citizens Property Insurance Corp., Senior Secured High Risk Notes—Series A-2 4.500%, 06/01/2010	20,209,400
3,500,000	Eustis Multi-Purpose Revenue, Series A (LOC: SunTrust Bank) 0.750%, 11/04/2009 (a)(b)	3,500,000
6,400,000	Housing Finance Corp., Autumn Place Apartments (LOC: SunTrust Bank) 0.860%, 11/05/2009 (a)(b)	6,400,000
8,850,000	Housing Finance Corp., Bridgewater Club (LOC: SunTrust Bank) 0.670%, 11/04/2009 (a)(b)	8,850,000
7,900,000	Housing Finance Corp., Stuart Pointe Apartments (LOC: SunTrust Bank) 0.670%, 11/04/2009 (a)(b)	7,900,000
2,225,000	Jacksonville Aviation Authority Revenue (CS: AMBAC) 5.000%, 10/01/2010	2,301,140
4,400,000	Lake County Industrial Development Authority Revenue, Senninger Irrigation, Inc. (LOC: SunTrust Bank) 1.150%, 11/04/2009 (a)(b)	4,400,000
6,160,000	Lee County Housing Finance Authority Revenue, Cape Coral Apartments—Series A (LOC: SunTrust Bank) 2.000%, 11/04/2009 (a)(b)	6,160,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$5,625,000	Lee County Housing Finance Authority Revenue, Heron Pond Apartments (LOC: Regions Bank) 3.000%, 11/05/2009 (a)(b)	$5,625,000
6,500,000	Manatee County Housing Finance Authority Revenue, Miranda Gardens (LOC: SunTrust Bank) 2.500%, 11/05/2009 (a)(b)	6,500,000
	Miami-Dade County Industrial Development Authority Revenue, Waste Management, Inc.
1,000,000	4.510%, 04/01/2010 (c)	999,970
10,000,000	5.400%, 08/01/2011 (c)	10,263,200
5,185,000	Miami-Dade County Aviation Revenue—Series C (CS: MBIA) 5.250%, 10/01/2010	5,209,732
10,375,000	Municipal Power Agency Revenue—Series C (LOC: Bank of America N.A.) 0.220%, 11/02/2009 (a)(b)	10,375,000
2,170,000	Okeechobee County, Waste Management and Landfill—Series A 5.000%, 01/04/2010 (c)	2,176,944
1,100,000	St. Johns County Industrial Development Authority Revenue, Coastal Health Care Investor (LOC: SunTrust Bank) 3.250%, 11/05/2009 (a)(b)	1,100,000
3,050,000	State Finance Department General Service Revenue, Environmental Protection and Preservation—Series 2000-A (CS: MBIA) 5.375%, 07/01/2010	3,089,985
6,200,000	West Orange Healthcare District Revenue—Series B (LOC: SunTrust Bank) 1.500%, 11/05/2009 (a)(b)	6,200,000

		169,806,833

Georgia—2.2%
6,500,000	Atlanta Airport Revenue—Series C-2 (CS: MBIA; SPA: Wachovia Bank N.A.) 2.260%, 01/01/2030 (a)(b)(i)	6,500,000
4,420,000	Atlanta Urban Residential Finance Authority Revenue, Delmonte/Brownlee—Series A (LOC: SunTrust Bank) 0.700%, 11/04/2009 (a)(b)	4,420,000
9,000,000	Burke County Development Authority Pollution Control Revenue, Vogtle Power Co. 4.375%, 04/01/2010 (c)	9,131,580

Principal Amount	Security Description	Value

Municipal Bonds—continued
Georgia—continued
$8,600,000	Cobb County Development Authority Revenue, Boy Scouts of America (LOC: SunTrust Bank) 0.550%, 11/04/2009 (a)(b)	$8,600,000
1,500,000	Douglas County Development Authority Revenue, Electrical Fiber Systems (LOC: Regions Bank) 1.250%, 11/05/2009 (a)(b)	1,500,000
400,000	Douglas County Development Authority Revenue, Whirlwind Steel Buildings (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	400,000
4,210,000	Griffin-Spalding County Development Authority Revenue, Woodland Industries, Inc. (LOC: SunTrust Bank) 2.260%, 11/05/2009 (a)(b)	4,210,000
2,240,000	Manchester Industrial Development Authority Revenue, G&S Metal Consultants, Inc. (LOC: Fifth Third Bank) 1.170%, 11/06/2009 (a)(b)	2,240,000

		37,001,580

Idaho—0.4%
6,555,000	Boise Urban Renewal Agency—Series A (LOC: Keybank N.A.) 2.950%, 11/04/2009 (a)(b)	6,555,000

Illinois—6.5%
9,000,000	Aurora Economic Development Revenue, Aurora Christian Schools, Inc. (LOC: Fifth Third Bank) 0.700%, 11/05/2009 (a)(b)	9,000,000
2,555,000	Bloomington Industrial Development Revenue 1.090%, 11/05/2009 (a)(b)	2,555,000
16,050,000	Chicago Board of Education Revenue—Series C-2 (CS: FSA; SPA: DEPFA Bank PLC) 3.000%, 11/05/2009 (a)(b)	16,050,000
5,700,000	Chicago Board of Education Revenue, Dedicated—D-2 (CS: Assured Guarantee; SPA: DEPFA Bank PLC) 4.050%, 11/02/2009 (a)(b)	5,700,000
26,760,000	Crestwood Tax Increment Revenue, 135th & Cicero Redevelopment (LOC: Fifth Third Bank) 2.500%, 11/05/2009 (a)(b)	26,760,000
700,000	Des Plaines Industrial Development Revenue, MMP Properties LLC (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	700,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$4,710,000	Educational Facilities Authority Revenue, Beverly Arts Center—Chicago (LOC: Fifth Third Bank) 0.970%, 11/06/2009 (a)(b)	$4,710,000
1,680,000	Finance Authority Industrial Development Revenue, Transparent Container (LOC: JPMorgan Chase Bank) 3.250%, 11/05/2009 (a)(b)	1,680,000
4,055,000	Granite City Solid Waste Revenue, Waste Management Inc. 4.875%, 05/03/2010 (c)	4,090,846
20,900,000	Rockford Revenue, Wesley Willows Obligations Group (LOC: M&I Bank) 2.000%, 11/02/2009 (a)(b)	20,900,000
4,375,000	Springfield Airport Authority, Allied-Signal Inc. 6.500%, 11/04/2009 (a)(b)	4,375,000
7,305,000	State Finance Authority Revenue, Resurrection Health—Series B (LOC: JPMorgan Chase Bank) 0.300%, 11/02/2009 (a)(b)	7,305,000
5,320,000	State Health Facilities Authority Revenue, Memorial Health System (LOC: JPMorgan Chase Bank) 0.200%, 11/02/2009 (a)(b)	5,320,000

		109,145,846

Indiana—2.7%
6,750,000	Columbus Industrial Revenue, Mill Division (LOC: SunTrust Bank) 0.900%, 11/04/2009 (a)(b)	6,750,000
4,305,000	Jeffersonville Industrial Economic Development Revenue, Eagle Steel Products Inc. (LOC: Fifth Third Bank) 3.400%, 11/05/2009 (a)(b)	4,305,000
2,100,000	Lawrence Fort Harrison Reuse Authority Revenue, Fort Harrison Military Base (LOC: Fifth Third Bank) 0.970%, 11/06/2009 (a)(b)	2,100,000
9,300,000	State Development Finance Authority, Cathedral High School (LOC: Fifth Third Bank) 2.000%, 11/02/2009 (a)(b)	9,300,000
19,045,000	State Finance Authority Revenue, Marion General Hospital—Series A (LOC: Regions Bank) 3.000%, 11/04/2009 (a)(b)	19,045,000
3,600,000	Whiting Environmental Facilities Revenue, Amoco Oil Co. 0.220%, 11/02/2009 (a)(b)	3,600,000

		45,100,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Iowa—1.2%
$12,000,000	State Finance Authority Revenue, Central College (LOC: Wells Fargo Bank N.A.) 0.200%, 11/02/2009 (a)(b)	$12,000,000
8,000,000	State Higher Education Loan Authority Revenue, Private College Facilities (LOC: Bank of America N.A.) 0.210%, 11/02/2009 (a)(b)	8,000,000

		20,000,000

Kansas—0.3%
4,700,000	Wichita Hospital Revenue, Christi Health (LOC: JPMorgan Chase Bank) 0.210%, 11/02/2009 (a)(b)	4,700,000

Kentucky—1.9%
700,000	Bardstown Industrial Development Revenue, JAV Investments LLC (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	700,000
2,680,000	Clark County Pollution Control Revenue—Series J-1 (CS: CFC) 2.000%, 04/15/2010 (a)(b)	2,680,000
4,400,000	Danville Commercial Paper 1.300%, 11/04/2009 (e)	4,400,264
2,335,000	Fort Mitchell Industrial Building Revenue, Grandview/Hemmer (LOC: PNC Bank N.A.) 3.250%, 02/01/2010 (a)(b)	2,335,000
400,000	Hancock County Industrial Development Revenue, Precision Roll Grinders (LOC: Chase Manhattan Bank) 2.300%, 11/05/2009 (a)(b)	400,000
1,000,000	Kenton County Airport Board Revenue—Series C (CS: MBIA) 5.000%, 03/01/2010	1,008,810
4,000,000	Kenton County Industrial Building Revenue, Baptist Convalescent Center (LOC: Fifth Third Bank) 1.120%, 11/04/2009 (a)(b)	4,000,000
9,800,000	Louisville Regional Airport Authority Special Facilities Revenue, OH LLC—Series A 0.230%, 11/02/2009 (a)(b)	9,800,000
2,000,000	Pulaski County Waste Utilities Revenue—Series B 3.250%, 02/15/2010 (a)(b)	2,000,600
4,630,000	West Buechel Industrial Building Revenue—Derby Fabricating LLC 1.090%, 11/05/2009 (a)(b)	4,630,000
	(LOC: Fifth Third Bank)

		31,954,674

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—5.9%
$ 4,600,000	Jefferson Parish Industrial Development Board Revenue, Sara Lee Corp. 7.000%, 11/02/2009 (a)(b)	$4,600,000
2,195,000	North Webster Parish Industrial Development Revenue, CSP (LOC: Regions Bank) 4.260%, 11/05/2009 (a)(b)	2,195,000
2,995,000	Ouachita Parish Industrial Development Board, Garrett Manufacturing LLC (LOC: Regions Bank) 1.750%, 11/05/2009 (a)(b)	2,995,000
20,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal—Series A (LOC: Wachovia Bank N.A.) 3.250%, 03/15/2010 (a)(b)	20,144,400
2,050,000	State Housing Finance Agency Revenue, Multifamily Housing Restoration—Series A (LOC: Regions Bank) 2.750%, 11/05/2009 (a)(b)	2,050,000
	West Baton Rouge Parish Industrial Revenue
30,000,000	2.200%, 11/06/2009 (e)	30,001,500
19,000,000	2.100%, 11/12/2009 (e)	19,000,950
18,000,000	2.300%, 11/12/2009 (e)	18,001,800

		98,988,650

Maine—0.4%
4,780,000	Finance Authority Industrial Development Revenue, Crobb Box Co.—Series A (LOC: Keybank N.A.) 1.050%, 11/05/2009 (a)(b)	4,780,000
1,750,000	State Finance Authority Solid Waste Disposal Revenue, Waste Management, Inc. 2.250%, 05/03/2010 (c)	1,750,000

		6,530,000

Massachusetts—1.1%
575,000	State Development Finance Agency, Waste Management, Inc.—Series B 6.900%, 12/01/2009 (c)	576,656
3,500,000	State Health & Educational Facilities Authority, Northeastern University—Series T-1 4.125%, 02/16/2012 (c)	3,553,620
2,000,000	State Health & Educational Facilities Authority, Northeastern University—Series T-2 4.100%, 04/19/2012 (c)	2,020,020
11,470,000	State Port Authority Revenue—Series B (CS: FSA) 5.500%, 07/01/2010 (a)(b)	11,628,401

		17,778,697

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—7.8%
$ 6,000,000	Detroit Revenue—Anticipation Notes 5.000%, 03/01/2010	$6,050,820
5,000,000	Municipal Bond Authority, State Aid Revenue Notes—Series 2009B 6.000%, 01/20/2010	5,027,450
13,800,000	Royal Oak Hospital Finance Authority, William Beaumont (CS: AMBAC; SPA: Morgan Stanley Bank) 0.800%, 11/02/2009 (a)(b)	13,800,000
50,000,000	State Housing Development Authority Rental Revenue—Series A (CS: FSA; SPA: DEPFA Bank PLC) 2.750%, 11/04/2009 (a)(b)	50,000,000
40,000,000	State Housing Development Authority Single Mortgage Revenue—Series B (SPA: DEPFA Bank PLC) 5.000%, 11/04/2009 (a)(b)	40,000,000
400,000	State Strategic Fund Limited Obligations Revenue, Creative Foam Corp. (LOC: JPMorgan Chase Bank) 1.500%, 11/04/2009 (a)(b)	400,000
300,000	State Strategic Fund Limited Obligations Revenue, CTD Real Estate Co. LLC (LOC: JPMorgan Chase Bank) 3.000%, 11/04/2009 (a)(b)	300,000
600,000	State Strategic Fund Limited Obligations Revenue, Gebara Management Co. LLC (LOC: JPMorgan Chase Bank) 3.000%, 11/04/2009 (a)(b)	600,000
800,000	State Strategic Fund Limited Obligations Revenue, Press-Way Inc. (LOC: JPMorgan Chase Bank) 3.000%, 11/04/2009 (a)(b)	800,000
3,520,000	State Strategic Fund Limited Obligations Revenue, Quantum, Inc. (LOC: Keybank N.A.) 3.950%, 11/05/2009 (a)(b)	3,520,000
8,230,000	State Strategic Fund Limited Obligations Revenue, Sacred Heart Rehabilitation Center (LOC: Fifth Third bank) 0.890%, 11/05/2009 (a)(b)	8,230,000
2,100,000	State Strategic Fund Limited Obligations Revenue, Taylor Building Products, Inc. (LOC: PNC Bank N.A.) 3.125%, 09/15/2010 (c)	2,106,636

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$ 300,000	State Strategic Fund Limited Obligations Revenue, Warren Screw Products, Inc. (LOC: JPMorgan Chase Bank) 2.900%, 11/04/2009 (a)(b)	$300,000

		131,134,906

Minnesota—0.2%
3,315,000	Ramsey Industrial Development Revenue, Kilkenny LLC—Series A (LOC: Associated Bank N.A.) 4.000%, 11/03/2009 (a)(b)	3,315,000

Mississippi—1.6%
7,500,000	Business Finance Corp., Coast Electric Power Association (SPA: MBIA) 1.875%, 05/03/2010 (a)(b)	7,500,000
8,400,000	Business Finance Corp., Mississippi Power Co. 0.270%, 11/02/2009 (a)(b)	8,400,000
4,200,000	Business Finance Corp., Solid Waste Disposal Revenue, Mississippi Power Co. 0.290%, 11/02/2009 (a)(b)	4,200,000
6,175,000	State Home Corp. Multifamily Authority Revenue, Chapel Ridge Apartments (LOC: Regions Bank) 1.500%, 11/05/2009 (a)(b)	6,175,000
250,000	State Hospital Equipment & Facilities Authority Revenue, Forrest County General Hospital 5.250%, 01/01/2011	257,560

		26,532,560

Missouri—1.2%
1,565,000	St. Louis Airport Revenue—Series A (CS: MBIA) 5.500%, 07/01/2010	1,605,409
17,950,000	State Health & Educational Facilities Authority, SSM Health Care—Series B 0.610%, 11/05/2009 (c)	17,950,000

		19,555,409

Multistate—0.2%
4,700,000	Theop LLC 0.488%, 01/01/2039 (d)(f)(h)	3,031,500

Nevada—0.1%
1,500,000	Clark County Passenger Facilities Revenue, Las Vegas McCarran Airport (CS: MBIA) 5.250%, 07/01/2010	1,543,515

New Hampshire—0.8%
5,000,000	State Business Financing Authority Revenue, Pennichuck Water Works (CS: AMBAC) 3.625%, 07/01/2010 (c)	4,999,800

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Hampshire—continued
$ 1,000,000	State Business Financing Authority Revenue, United Illuminating Co. 7.125%, 02/01/2012 (c)	$1,084,830
7,805,000	State Health & Educational Facilities Authority Revenue, Wentworth Gouglass Hospital (LOC: JPMorgan Chase Bank) 0.200%, 11/02/2009 (a)(b)	7,805,000

		13,889,630

New Jersey—0.3%
230,000	Health Care Facilities Finance Authority Revenue, Trinitas Hospital—Series B 6.500%, 07/01/2012	221,805
2,000,000	Newark Tax Appeal Notes—Series H 4.750%, 12/29/2009	2,008,460
	State Housing & Mortgage Finance Agency Revenue, Single Family Housing—Series EE
915,000	2.000%, 10/01/2010	914,991
720,000	2.750%, 04/01/2011	720,288
870,000	Tobacco Settlement Financing Corporation 5.750%, 06/01/2032	942,697

		4,808,241

New Mexico—0.4%
5,000,000	Hospital Equipment Loan Council, Dialysis Clinic, Inc. (LOC: SunTrust Bank) 0.650%, 11/05/2009 (a)(b)	5,000,000
1,215,000	Las Cruces Industrial Development Revenue, Parkview Metal Products (LOC: American National Bank & Trust) 2.300%, 11/05/2009 (a)(b)	1,215,000

		6,215,000

New York—6.0%
10,450,000	City of New York—Subseries A-4 (CS: FSA) 1.070%, 11/05/2009 (a)(b)(d)	10,450,000
3,560,000	Monroe County Industrial Development Agency Revenue—Series A (LOC: M&T Bank) 1.050%, 11/05/2009 (a)(b)	3,560,000
2,620,000	Monroe County Industrial Development Agency Revenue, Hillside Children’s Center (LOC: Keybank N.A.) 0.900%, 11/04/2009 (a)(b)	2,620,000
18,000,000	New York City Housing Development Corp.— Series A 1-A (LIQ: Dexia Credit Local) 0.270%, 11/02/2009 (a)(b)	18,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—continued
$21,800,000	New York City Housing Development Corp.— Series H 2-A (LIQ: Dexia Credit Local) 0.270%, 11/02/2009 (a)(b)	$21,800,000
2,000,000	New York City Industrial Development Agency Revenue, Terminal One Group Association 5.000%, 01/01/2010	2,006,500
2,800,000	New York General Obligations—Series J (CS: FSA) 1.030%, 11/06/2009 (a)(b)(d)	2,800,000
5,090,000	Otsego County Industrial Development Agency Revenue, Templeton Foundation—Series A (LOC: Keybank N.A.) 0.850%, 11/05/2009 (a)(b)	5,090,000
500,000	Port Authority of New York & New Jersey, JFK International Air Terminal (CS: MBIA) 6.250%, 12/01/2009	501,225
1,000,000	State Dormitory Authority Revenue—Series A 5.000%, 07/01/2010	1,012,250
3,000,000	State Energy Research & Development Authority, Orange/Rockland Utilities—Series A (CS: AMBAC; LOC: Wachovia Bank N.A.) 0.450%, 11/04/2009 (a)(b)	3,000,000
29,000,000	State Mortgage Agency Homeowner Revenue—Series 139 (SPA: Dexia Credit Local) 0.300%, 11/02/2009 (a)(b)	29,000,000
500,000	Westchester Tobacco Asset Securitization Corporation 5.000%, 06/01/2026	457,745

		100,297,720

North Carolina—2.4%
17,165,000	Charlotte Airport Revenue—Series A (CS: Chase Manhattan Bank; SPA: MBIA) 6.000%, 11/04/2009 (a)(b)	17,165,000
4,140,000	Davidson County Industrial Facilities & Pollution Control Financing Authority Revenue, Diebold, Inc. (LOC: Bank of America N.A.) 0.400%, 11/05/2009 (a)(b)	4,140,000
18,000,000	Mecklenburg County Certificates—Series A (SPA: SunTrust Bank) 0.800%, 11/05/2009 (a)(b)	18,000,000

		39,305,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Ohio—3.1%
$1,340,000	Clermont County Industrial Development Revenue, Iannelli Enterprises (LOC: Fifth Third Bank) 1.270%, 11/06/2009 (a)(b)	$1,340,000
7,000,000	Geauga County Revenue, South Franklin Circle—Series B (LOC: Keybank N.A.) 0.280%, 11/02/2009 (a)(b)	7,000,000
12,335,000	Hamilton County Health Care Revenue, Sisters of Charity Senior Care (LOC: Fifth Third Bank) 1.100%, 11/05/2009 (a)(b)	12,335,000
6,595,000	Henry County Facilities Improvement Revenue (LOC: Keybank N.A.) 0.850%, 11/05/2009 (a)(b)	6,595,000
1,680,000	Marysville Tax Increment Revenue—Series A (LOC: Fifth Third Bank) 3.000%, 09/01/2010	1,686,804
1,000,000	Marysville Tax Increment Revenue, Gate Department—Series B (LOC: Fifth Third Bank) 3.500%, 09/01/2010	1,008,110
2,680,000	Sharonville Industrial Development Revenue, Duke Realty LP (LOC: Fifth Third Bank) 1.170%, 11/05/2009 (a)(b)	2,680,000
3,225,000	Stark County Industrial Development Revenue, Products, Inc. (LOC: Keybank N.A.) 1.100%, 11/04/2009 (a)(b)	3,225,000
5,000,000	State Air Quality Development Authority, Ohio Power 7.125%, 06/01/2010 (c)	5,153,350
10,025,000	Summit County Port Authority Revenue, Lawrence School (LOC: Fifth Third Bank) 0.700%, 11/05/2009 (a)(b)	10,025,000

		51,048,264

Oklahoma—0.0%
600,000	Cherokee Nation of Oklahoma National Healthcare System—Series 2006 (CS: ACA) 4.100%, 12/01/2011 (g)	600,222

Oregon—0.3%
400,000	Gilliam County Solid Waste Disposal Revenue, Waste Management, Inc.—Series A 6.000%, 05/03/2010 (c)	405,904
5,220,000	Multnomah County Higher Education Revenue, Concordia University of Portland (LOC: Keybank N.A.) 0.550%, 11/02/2009 (a)(b)	5,220,000

		5,625,904

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—6.9%
$60,000,000	City of Philadelphia Tax & Revenue Anticipation Notes—Series B 2.500%, 06/30/2010	$60,702,600
1,000,000	Philadelphia Municipal Lease Authority Revenue—Series B (CS: FSA) 5.250%, 11/15/2010	1,035,590
1,000,000	State Economic Development Financing Authority Revenue, Albert Einstein Healthcare—Series A 5.000%, 10/15/2010	1,023,530
1,000,000	State Economic Development Financing Authority Revenue, Exelon Generation 5.000%, 06/01/2012 (c)	1,054,750
3,300,000	State Economic Development Financing Authority Revenue, Waste Management, Inc. 3.600%, 03/01/2010 (c)	3,300,825
2,750,000	State Economic Development Financing Authority Revenue, Waste Management, Inc.—Series A 2.250%, 05/03/2010 (c)	2,750,000
46,300,000	State Higher Education Assistance Agency—Series B (CS: FSA) 3.250%, 11/05/2009 (a)(b)	46,300,000

		116,167,295

Puerto Rico—1.8%
8,000,000	Government Development Bank of Puerto Rico—Series B 5.000%, 12/01/2009	8,023,280
1,590,000	Municipal Finance Agency—Series A (CS: FSA) 5.250%, 07/01/2010	1,592,210
20,000,000	Sales Tax Financing Corp.—Series A 5.000%, 08/01/2011 (c)	20,728,200

		30,343,690

South Carolina—0.9%
6,550,000	State Jobs—Economic Development Authority Revenue, Congo Medical Products (LOC: Bayerische) 1.470%, 11/04/2009 (a)(b)	6,550,000
1,000,000	State Jobs—Economic Development Authority Revenue, Palmetto Health 3.000%, 08/01/2010	1,004,360
7,500,000	York County Pollution Control Revenue—Series B-1 (SPA: National Rural Utilities Finance) 2.250%, 03/01/2010 (c)	7,500,000

		15,054,360

Principal Amount	Security Description	Value

Municipal Bonds—continued
South Dakota—0.9%
$15,000,000	State Health & Educational Facilities Revenue, Regional Health (LOC: U.S. Bank N.A.) 0.200%, 11/02/2009 (a)(b)	$15,000,000

Tennessee—6.2%
12,500,000	Chattanooga Health Educational & Housing Facilities Board, Girls Prep Schools (LOC: SunTrust Bank) 0.550%, 11/04/2009 (a)(b)	12,500,000
1,900,000	Franklin County Industrial Development Board, Hi-Tech (LOC: Regions Bank) 1.750%, 11/04/2009 (a)(b)	1,900,000
8,500,000	Franklin Public Building Authority, Series A-1 (SPA: DEPFA Bank PLC) 0.330%, 11/02/2009 (a)(b)	8,500,000
4,755,000	Knox County Health Educational & Housing Facilities Board, Cookevelle Regional Medical Center (LOC: Regions Bank) 1.750%, 11/04/2009 (a)(b)	4,755,000
3,450,000	Metropolitan Government Nashville & Davidson Health & Educational Facilities Board Revenue, Wedgewood (LOC: AmSouth Bank) 1.250%, 11/06/2009 (a)(b)	3,450,000
4,005,000	Metropolitan Government Nashville & Davidson County Industrial Development Board, Nashville Public Radio (LOC: Fifth Third Bank) 4.100%, 11/06/2009 (a)(b)	4,005,000
31,600,000	Montgomery County Public Building Authority Revenue (LOC: Bank of America N.A.) 0.230%, 11/02/2009 (a)(b)	31,600,000
31,200,000	Sevier County Public Building Authority (SPA: DEPFA Bank PLC) 0.370%, 11/02/2009 (a)(b)	31,200,000
6,355,000	Shelby County Health Educational & Housing Facilities Board, Eden Pointe Apartments (LOC: Regions Bank) 1.500%, 11/05/2009 (a)(b)	6,355,000

		104,265,000

Texas—2.0%
12,500,000	Brazos River Harbor Navigation District Revenue, Merey Sweeny LP (LOC: JPMorgan Chase Bank) 0.240%, 11/02/2009 (a)(b)	12,500,000
6,000,000	Gulf Coast Industrial Development Authority Revenue, Cinergy Solutions 2.700%, 11/04/2009 (a)(b)	6,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$2,000,000	Houston Airport Systems Revenue, People Mover—Series A (CS: FSA) 5.375%, 07/15/2010	$2,000,120
2,000,000	Municipal Gas Acquisition & Supply Corp. Revenue—Series A 5.000%, 12/15/2010	2,039,900
2,500,000	North Texas Tollway Authority Revenue—Series H 5.000%, 01/01/2011 (c)	2,580,125
5,000,000	State Transportation Commission, First Tier 5.000%, 02/15/2011 (c)	5,160,850
2,850,000	Waxahachie Industrial Development Authority Revenue (LOC: SunTrust Bank) 0.700%, 11/04/2009 (a)(b)	2,850,000

		33,130,995

Utah—0.1%
1,120,000	Logan City Revenue, Integrated Systems, Inc. (LOC: Keybank N.A.) 0.820%, 11/06/2009 (a)(b)	1,120,000

Vermont—1.2%
1,505,000	Housing Finance Agency, Single Family Housing Revenue—Series 21A (CS: FSA; SPA: Dexia Credit Local) 0.820%, 11/04/2009 (a)(b)	1,505,000
2,820,000	State Economic Development Authority, Hazelett Strip-Casting (LOC: Keybank N.A.) 1.100%, 11/05/2009 (a)(b)	2,820,000
16,500,000	State Housing Finance Agency, Multiple Purpose—Series C (CS: FSA; SPA: Dexia Credit Local) 0.750%, 11/04/2009 (a)(b)	16,500,000

		20,825,000

Virgin Islands—0.0%
500,000	Public Finance Authority Revenue—Series B 5.000%, 10/01/2010	513,195

Virginia—0.2%
3,500,000	Alexandria Industrial Development Authority, American Association for the Study of Liver Diseases (LOC: SunTrust Bank) 0.700%, 11/04/2009 (a)(b)	3,500,000

Washington—1.2%
1,400,000	State Economic Development Finance Authority Revenue, Belina Interiors, Inc.—Series E (LOC: Keybank N.A.) 3.750%, 11/05/2009 (a)(b)	1,400,000
1,110,000	State Economic Development Finance Authority Revenue, Belina Interiors, Inc.—Series F (LOC: Keybank N.A.) 3.750%, 11/05/2009 (a)(b)	1,110,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Washington—continued
$7,000,000	State Health Care Facilities Revenue, Seattle Cancer Care (LOC: Keybank N.A.) 0.650%, 11/05/2009 (a)(b)	$7,000,000
10,880,000	State Housing Finance Commission, Mirabella—Series A (LOC: HSH Nordbank AG) 0.400%, 11/02/2009 (a)(b)	10,880,000

		20,390,000

West Virginia—0.2%
3,000,000	Economic Development Authority Revenue, Appalachian Power Co. 7.125%, 06/01/2010 (c)	3,063,840

Wisconsin—4.1%
9,800,000	Ladysmith Solid Waste Disposal Revenue, Cityforest Corp. (LOC: Associated Bank N.A.) 3.500%, 11/04/2009 (a)(b)	9,800,000
1,200,000	Rhinelander Industrial Development Revenue, Superior Diesel/SDI Properties (LOC: Bank of New York) 2.250%, 11/05/2009 (a)(b)	1,200,000
15,000,000	State Health & Educational Facilities Authority, Bay Area Medical Center, Inc. (LOC: M&I Bank) 3.000%, 11/02/2009 (a)(b)	15,000,000
10,500,000	State Health & Educational Facilities Authority, Mercy Alliance, Inc. (LOC: M&I Bank) 1.560%, 11/05/2009 (a)(b)	10,500,000
10,060,000	State Health & Educational Facilities Authority, Oakwood Village (LOC: M&I Bank) 2.000%, 11/05/2009 (a)(b)	10,060,000
19,775,000	State Health & Educational Facilities Authority, Reedsburg Area Medical Center, Inc. (LOC: Fifth Third Bank) 2.000%, 11/02/2009 (a)(b)	19,775,000
2,495,000	State Health & Educational Facilities Authority, St. Joseph’s Community Hospital (LOC: M&I Bank) 2.000%, 11/05/2009 (a)(b)	2,495,000

		68,830,000

Wyoming—0.2%
2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co.—Series A 8.000%, 11/04/2009 (a)(b)	2,855,000

	Total Municipal Bonds (Cost $1,711,272,833)	1,712,604,983

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Shares	Security Description	Value

Money Market Funds—1.7%
28,700,000	BlackRock Liquidity Fund MuniCash Portfolio, 0.25%	$28,700,000
32,958	SEI Tax Exempt Trust—Institutional Tax Free Fund—Class A, 0.08%	32,958

	Total Money Market Funds (Cost $28,732,958)	28,732,958

	Total Investments (Cost $1,740,005,791)—104.0%	1,741,337,941
	Liabilities in Excess of Other Assets—(4.0)%	(67,477,802)

	TOTAL NET ASSETS—100.0%	$1,673,860,139

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2009. The date shown is the next reset date.

(b)	Maturity date represents first available put date.

(c)	Put Bond

(d)	Auction Rate Note

(e)	Commercial Paper

(f)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.2% of the Fund’s net assets.

(g)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.0% of the Fund’s net assets.

(h)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. Illiquid securities restricted under Rule 144A comprised 0.2% of the Fund’s net assets.

(i)	Illiquid.

CS—Credit Support
LIQ—Liquidity Facility
LOC—Letter of Credit
SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—92.6%
Alaska—0.1%
$565,000	Industrial Development & Export Authority—Lot 12 (LOC: Bank of America N.A.) 0.760%, 11/04/2009 (a)(b)	$565,000

Arizona—0.3%
2,074,000	Phoenix Industrial Development Authority, Salvo Properties LLC (LOC: U.S. Bank N.A.) 0.700%, 11/05/2009 (a)(b)	2,074,000

Arkansas—0.4%
2,830,000	Lowell Industrial Development Authority, Ark Democrat-Gazette (LOC: JPMorgan Chase Bank) 0.550%, 11/04/2009 (a)(b)	2,830,000

California—6.1%
2,000,000	ABAG Finance Authority for Nonprofit Corps., Sharp Healthcare—Series C (LOC: Citibank N.A.) 0.210%, 11/04/2009 (a)(b)	2,000,000
1,280,000	ABAG Finance Authority for Nonprofit Corps., Sharp Healthcare—Series D (LOC: Citibank N.A.) 0.210%, 11/04/2009 (a)(b)	1,280,000
7,000,000	Housing Finance Agency Revenue, Home Mortgage—Series U (CS: FSA; LIQ: Dexia Credit Local) 0.440%, 11/02/2009 (a)(b)	7,000,000
22,855,000	Infrastructure & Economic Development Bank Revenue, Pacific Gas Electric—Series A (LOC: Wells Fargo Bank N.A.) 0.200%, 11/02/2009 (a)(b)	22,855,000
14,940,000	State of California—Series DCL-049 (CS: FSA; LIQ, LOC: Dexia Credit Local) 2.000%, 11/05/2009 (a)(b)	14,940,000

		48,075,000

Colorado—0.9%
2,360,000	Housing & Finance Authority Economic Development Revenue, Cytoskeleton, Inc. (LOC: Compass Bank) 1.010%, 11/05/2009 (a)(b)	2,360,000
1,250,000	Housing & Finance Authority Economic Development Revenue, Top Shop— Series A (LOC: JPMorgan Chase Bank) 0.610%, 11/05/2009 (a)(b)	1,250,000
1,792,000	Jefferson County Industrial Development Revenue, Epicenter LLC (LOC: JPMorgan Chase Bank) 0.610%, 11/05/2009 (a)(b)	1,792,000
2,000,000	Pitkin County Industrial Development Revenue, Aspen Skiing Co.—Series B (LOC: JPMorgan Chase Bank) 0.300%, 11/02/2009 (a)(b)	2,000,000

		7,402,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—15.7%
$20,000,000	Citizens Property Insurance Corp., Senior Secured High Risk Notes—Series A-2 4.500%, 06/01/2010	$20,098,937
25,600,000	Gainesville Utilities System Revenue—Series A (SPA: SunTrust Bank) 0.300%, 11/02/2009 (a)(b)	25,600,000
15,000,000	Highlands County Health Facilities Authority, Adventist Health—Series A (CS: FSA; SPA: Dexia Credit Local) 0.450%, 11/05/2009 (a)(b)	15,000,000
7,995,000	Hillsborough County Aviation Authority, Putters—Series 3021 (CS: Assured Guaranty Corp.; LIQ: JPMorgan Chase Bank) 0.510%, 11/05/2009 (a)(b)	7,995,000
3,200,000	Industrial Development Revenue, Enterprise—Series A-1 (LOC: Wachovia Bank N.A.) 0.570%, 11/04/2009 (a)(b)	3,200,000
3,705,000	Manatee County Industrial Development Revenue, Gaemmerler U.S. Corp. (LOC: Bank of America N.A.) 0.570%, 11/05/2009 (a)(b)	3,705,000
1,850,000	Marion County Industrial Development Authority, Universal Forest Products (LOC: JPMorgan Chase Bank) 0.570%, 11/05/2009 (a)(b)	1,850,000
2,800,000	Miami-Dade County Industrial Development Authority, Atlas Packaging, Inc. (LOC: Mellon United National Bank) 0.700%, 11/04/2009 (a)(b)	2,800,000
17,000,000	Orange County Health Facilities Authority, Adventist Long Term Care (LOC: SunTrust Bank) 2.650%, 11/05/2009 (a)(b)	17,000,000
1,790,000	Polk County Industrial Development Authority, Elite Building Products, Inc. (LOC: Wachovia Bank N.A.) 0.670%, 11/05/2009 (a)(b)	1,790,000
5,900,000	Sunshine State Governmental Financing Commission (LOC: DEXIA Credit Local) 0.270%, 11/04/2009 (a)(b)	5,900,000
19,300,000	West Orange Healthcare District Revenue—Series B (LOC: SunTrust Bank) 1.500%, 11/05/2009 (a)(b)	19,300,000

		124,238,937

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Georgia—1.9%
$2,450,000	Atlanta Urban Residential Finance Authority Revenue, New Community East Lake (LOC: Bank of America N.A.) 0.400%, 11/05/2009 (a)(b)	$2,450,000
8,980,000	Atlanta Urban Residential Finance Authority Revenue, Peaks at West Atlanta (LOC: SunTrust Bank) 1.300%, 11/04/2009 (a)(b)	8,980,000
4,000,000	Fulton County Development Authority Industrial Development Revenue, Leggett & Platt, Inc. (LOC: Wachovia Bank N.A.) 0.570%, 11/04/2009 (a)(b)	4,000,000

		15,430,000

Illinois—8.3%
6,660,000	Aurora Economic Development Revenue, Aurora Christian Schools, Inc. (LOC: Fifth Third Bank) 0.700%, 11/05/2009 (a)(b)	6,660,000
2,600,000	Aurora Economic Development Revenue, Christian Schools, Inc.—Series B (LOC: Fifth Third Bank) 0.700%, 11/05/2009 (a)(b)	2,600,000
410,000	Carol Stream Industrial Development Revenue Bonds, MI Enterprises (LOC: JPMorgan Chase Bank) 1.500%, 11/05/2009 (a)(b)	410,000
11,000,000	Chicago Board of Education Revenue—Series D (CS: FSA; SPA: Dexia Credit Local) 0.250%, 11/05/2009 (a)(b)	11,000,000
1,495,000	Finance Authority Industrial Development Revenue, Alpha Beta Press, Inc. (LOC: American National Bank & Trust) 1.400%, 11/05/2009 (a)(b)	1,495,000
3,650,000	Finance Authority Industrial Development Revenue, Amtex Steel, Inc. (LOC: Bank of America N.A.) 0.400%, 11/05/2009 (a)(b)	3,650,000
4,200,000	Finance Authority Industrial Development Revenue, Beloit Memorial Hospital, Inc.—Series A (LOC: JPMorgan Chase Bank) 0.220%, 11/02/2009 (a)(b)	4,200,000
555,000	Finance Authority Industrial Development Revenue, Church Road Partnership (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	555,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$1,500,000	Finance Authority Industrial Development Revenue, DevelGroup LLC (LOC: JPMorgan Chase Bank) 1.300%, 11/05/2009 (a)(b)	$1,500,000
2,125,000	Finance Authority Industrial Development Revenue, E Kinast Distributors, Inc.—Series A (LOC: JPMorgan Chase Bank) 0.910%, 11/05/2009 (a)(b)	2,125,000
440,000	Finance Authority Industrial Development Revenue, Fine Points LLC (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	440,000
4,300,000	Finance Authority Industrial Development Revenue, Flying Food Fare, Inc. (LOC: Harris Trust & Savings Bank) 0.580%, 11/05/2009 (a)(b)	4,300,000
1,140,000	Finance Authority Industrial Development Revenue, Haskris Co. (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	1,140,000
3,000,000	Finance Authority Industrial Development Revenue, John Hofmeister & Son, Inc. (LOC: Harris Bank N.A.) 0.580%, 11/05/2009 (a)(b)	3,000,000
2,800,000	Finance Authority Industrial Development Revenue, MacLean-Fogg Co. (LOC: Bank of America N.A.) 1.420%, 11/05/2009 (a)(b)	2,800,000
995,000	Finance Authority Industrial Development Revenue, Merug LLC—Series B (LOC: JPMorgan Chase Bank) 1.400%, 11/05/2009 (a)(b)	995,000
1,250,000	Finance Authority Industrial Development Revenue, Metform Corporation (LOC: Bank of America N.A.) 1.420%, 11/05/2009 (a)(b)	1,250,000
2,900,000	Finance Authority Industrial Development Revenue, Search, Inc. (LOC: JPMorgan Chase Bank) 0.300%, 11/05/2009 (a)(b)	2,900,000
6,000,000	Health Facilities Authority Revenue, Rehabilitation Institute of Chicago (LOC: JPMorgan Chase Bank) 0.250%, 11/05/2009 (a)(b)	6,000,000
4,000,000	Phoenix Realty Special Account -U LP Multifamily Revenue, Brightons Mark (LOC: Northern Trust Company) 0.410%, 11/05/2009 (a)(b)	4,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$1,800,000	Richton Park Industrial Development Revenue, Avatar Corp. (LOC: National City Bank) 0.550%, 11/04/2009 (a)(b)	$1,800,000
2,940,000	Woodridge Du Page Will & Cook Variable Revenue, Home Run Inn Frozen Foods (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	2,940,000

		65,760,000

Indiana—5.4%
1,700,000	Finance Authority Industrial Revenue, IB&B LLC—Series A (LOC: Harris N.A.) 0.540%, 11/05/2009 (a)(b)	1,700,000
1,000,000	Hammond Industrial Economic Development Revenue, A.M. Castle & Co. (LOC: Bank of America N.A.) 1.420%, 11/05/2009 (a)(b)	1,000,000
3,385,000	Hobart Economic Development Revenue, Albanese Confectionery (LOC: Harris N.A.) 0.580%, 11/05/2009 (a)(b)	3,385,000
3,500,000	Indianapolis Local Public Improvement Revenue, Indianapolis Airport (CS: FSA; SPA: Dexia Credit Local) 0.230%, 11/02/2009 (a)(b)	3,500,000
10,000,000	State Finance Authority Environmental Revenue, Duke Energy—Series A-4 (LOC: Bank of America N.A.) 0.210%, 11/02/2009 (a)(b)	10,000,000
7,000,000	State Finance Authority Hospital Revenue, Parkview Health System, Inc. (LOC: Citibank N.A.) 0.220%, 11/04/2009 (a)(b)	7,000,000
9,540,000	Valparaiso Industrial Economic Development Revenue, Task Force Tips, Inc. (LOC: Harris N.A.) 0.540%, 11/05/2009 (a)(b)	9,540,000
1,700,000	Washington County Industrial Economic Development Revenue, Frank Miller Lumber Co. (LOC: National City Bank) 1.350%, 11/05/2009 (a)(b)	1,700,000
1,900,000	Whiting Environmental Facilities Revenue, Amoco Oil Co. 0.220%, 11/02/2009 (a)(b)	1,900,000
2,800,000	Whiting Environmental Facilities Revenue, BP Products North America, Inc. 0.220%, 11/02/2009 (a)(b)	2,800,000

		42,525,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Iowa—2.1%
$4,475,000	Lakes Trust Various State— Series 2007-1 (LOC: Bank of America N.A.) 0.460%, 11/05/2009 (a)(b)	$4,475,000
4,590,000	Lakes Trust Various State— Series 2007-2 (LOC: Bank of America N.A.) 0.460%, 11/05/2009 (a)(b)	4,590,000
7,590,000	Sergeant Bluff Industrial Development Revenue, Sioux City Brick & Tile Co. (LOC: U.S. Bank N.A.) 0.410%, 11/05/2009 (a)(b)	7,590,000

		16,655,000

Kansas—0.1%
1,110,000	State Development Finance Authority, Four Seasons Apartments (LOC: U.S. Bank N.A.) 0.560%, 11/05/2009 (a)(b)	1,110,000

Kentucky—4.0%
300,000	Bardstown Industrial Development Revenue, JAV Investment LLC (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	300,000
31,000,000	Danville Commercial Paper 1.700, 11/05/2009 (c)	31,000,000
510,000	Hancock County Industrial Development Revenue, Precision Roll Grinders (LOC: Chase Manhattan Bank) 2.300%, 11/05/2009 (a)(b)	510,000

		31,810,000

Louisiana—0.2%
1,240,000	Local Government Environmental Facilities & Communities Development Authority, Hollybrook Cottonseed Processing, LLC (LOC: First South Farm Credit) 0.610%, 11/05/2009 (a)(b)	1,240,000

Massachusetts—0.4%
3,000,000	State Development Finance Agency, Bridgewell, Inc.—Series A (LOC: Keybank N.A.) 0.650%, 11/05/2009 (a)(b)	3,000,000

Michigan—5.4%
2,680,000	Kalamazoo Economic Development Revenue, Friendship Village—Series B (LOC: Fifth Third Bank) 3.500%, 11/04/2009 (a)(b)	2,680,000
20,000,000	State Hospital Financing Authority, Oaklawn Hospital (LOC: Bank of America N.A.) 0.240%, 11/05/2009 (a)(b)	20,000,000
8,000,000	State Hospital Financing Authority, Southwestern Rehabilitation (LOC: Fifth Third Bank) 0.770%, 11/05/2009 (a)(b)	8,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$400,000	Sterling Heights Economic Development Corp. Limited Obligations Revenue, Kunath Enterprises LLC (LOC: JPMorgan Chase Bank) 1.400%, 11/04/2009 (a)(b)	$400,000
7,600,000	Strategic Fund Limited Obligation Revenue, Glastender Inc. (LOC: JPMorgan Chase Bank) 0.700%, 11/05/2009 (a)(b)	7,600,000
1,600,000	Strategic Fund Limited Obligation Revenue, Kaja Enterprises, LLC (LOC: National City Bank) 0.550%, 11/05/2009 (a)(b)	1,600,000
900,000	Strategic Fund Limited Obligations Revenue, Landscape Forms, Inc. (LOC: JPMorgan Chase Bank) 1.400%, 11/04/2009 (a)(b)	900,000
1,200,000	Strategic Fund Limited Obligation Revenue, Mold Masters Co. (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	1,200,000
500,000	Strategic Fund Limited Obligation Revenue, Richwood Industries, Inc. (LOC: JPMorgan Chase Bank) 0.700%, 11/04/2009 (a)(b)	500,000

		42,880,000

Minnesota—0.8%
1,570,000	Blooming Prairie Industrial Development Revenue, Metal Services (LOC: U.S. Bank N.A.) 0.510%, 11/03/2009 (a)(b)	1,570,000
4,983,000	Minneapolis Revenue, Minnehaha Academy (LOC: U.S. Bank N.A.) 0.200%, 11/02/2009 (a)(b)	4,983,000

		6,553,000

Missouri—1.2%
1,500,000	Greene County Industrial Development Authority Revenue, Kramer Enterprises (LOC: U.S. Bank N.A.) 0.660%, 11/05/2009 (a)(b)	1,500,000
	Springfield Industrial Development Authority Revenue, DMP Properties LLC (LOC: U.S. Bank N.A.)
1,825,000	0.610%, 11/05/2009 (a)(b)	1,825,000
1,360,000	0.660%, 11/05/2009 (a)(b)	1,360,000
1,685,000	St. Charles County Industrial Development Authority Revenue, Patriot Machine Inc. (LOC: U.S. Bank N.A.) 0.610%, 11/05/2009 (a)(b)	1,685,000
2,000,000	St. Joseph Industrial Development Authority Revenue, Albaugh Inc.—Series A (LOC: U.S. Bank N.A.) 0.610%, 11/05/2009 (a)(b)	2,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—continued
$800,000	State Environmental Improvement Revenue, Utilicorp United Inc. (LOC: Bank of America N.A.) 2.090%, 11/04/2009 (a)(b)	$800,000

		9,170,000

Montana—0.5%
4,180,000	Great Falls Multifamily Revenue, Autumn Run Apartments 0.290%, 11/05/2009 (a)(b)	4,180,000

New Mexico—0.4%
1,305,000	Albuquerque Industrial Development Revenue, Karsten Co. (LOC: U.S. Bank N.A.) 0.640%, 11/05/2009 (a)(b)	1,305,000
1,830,000	Las Cruces Industrial Development Revenue, Parkview Metal Products (LOC: American National Bank & Trust) 2.380%, 08/06/2009 (a)(b) 2.300%, 11/05/2009 (a)(b)	1,830,000

		3,135,000

New York—2.3%
4,000,000	Clinton County Industrial Development Agency, Champlain Valley Physicians Hospital (CS: Radian; LOC: Keybank N.A.) 0.650%, 11/05/2009 (a)(b)	4,000,000
330,000	New York City Industrial Development Agency, Peninsula Hospital Center (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	330,000
13,550,000	State Energy Research & Development Authority, Orange/ Rockland Utilities—Series A (CS: AMBAC; LOC: Wachovia Bank N.A.) 0.450%, 11/04/2009 (a)(b)	13,550,000

		17,880,000

North Carolina—2.6%
20,000,000	Charlotte-Mecklenberg Hospital Authority Revenue—Series E (CS: FSA; SPA: Dexia Credit Local) 0.320%, 11/05/2009 (a)(b)	20,000,000
700,000	Mecklenburg County Certificates—Series A (SPA: SunTrust Bank) 0.800%, 11/05/2009 (a)(b)	700,000

		20,700,000

Ohio—3.1%
4,015,000	Cuyahoga County Civic Facilities Revenue, Fairfax Development Corp. (LOC: Keybank N.A.) 0.850%, 11/05/2009 (a)(b)	4,015,000
2,105,000	Fairfield Industrial Development Revenue, Prestige Display & Packaging (LOC: National City Bank) 0.620%, 11/04/2009 (a)(b)	2,105,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Ohio—continued
$6,300,000	Geauga County Revenue, South Franklin Circle—Series A (LOC: Keybank N.A.) 0.280%, 11/02/2009 (a)(b)	$6,300,000
11,800,000	State Solid Waste Revenue, BP Exploration & Oil 0.220%, 11/02/2009 (a)(b)	11,800,000

		24,220,000

Oklahoma—2.2%
8,800,000	Development Finance Authority Revenue, Seaboard Farms, Inc. (LOC: Bank of New York) 0.400%, 11/04/2009 (a)(b)	8,800,000
3,300,000	Guymon Utilities Authority Revenue, Seaboard Farms, Inc. (LOC: Bank of the West) 0.900%, 11/04/2009 (a)(b)	3,300,000
5,000,000	Pittsburg County Economic Development Authority Revenue, Simonton Building Products, Inc. (LOC: PNC Bank N.A.) 0.350%, 11/05/2009 (a)(b)	5,000,000

		17,100,000

Oregon—1.1%
2,200,000	State Economic Development Revenue, McFarland Cascade—Series 175 (LOC: U.S. Bank N.A.) 0.540%, 11/05/2009 (a)(b)	2,200,000
300,000	State Economic Development Revenue, Patrick Industries, Inc. (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	300,000
6,070,000	State Economic Development Revenue, YoCream (LOC: Keybank N.A.) 0.850%, 11/05/2009 (a)(b)	6,070,000

		8,570,000

Pennsylvania—2.5%
9,915,000	Delaware County Industrial Development Authority Revenue (CS: BHAC; LIQ: Citibank N.A.) 0.280%, 11/05/2009 (a)(b)(e)	9,915,000
10,225,000	Washington County Industrial Development Authority Revenue, Presbyterian Senior Care (CS: Radian; LOC: National City Bank) 0.310%, 11/05/2009 (a)(b)	10,225,000

		20,140,000

South Carolina—0.6%
4,380,000	State Jobs—Economic Development Authority Revenue, MFG Co., Inc. (LOC: Bank of America N.A.) 0.400%, 11/04/2009 (a)(b)	4,380,000

Tennessee—1.1%
$1,200,000	Huntingdon Industrial Development Board Revenue, Associates Rubber Co. (LOC: PNC Bank N.A.) 0.900%, 11/04/2009 (a)(b)	$1,200,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Tennessee—continued
$2,500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Revenue (LOC: U.S. Bank N.A.) 0.290%, 11/05/2009 (a)(b)	$2,500,000
5,155,000	Metropolitan Nashville Airport Authority Revenue, AERO Nashville LLC (LOC: JPMorgan Chase Bank) 0.360%, 11/05/2009 (a)(b)	5,155,000

		8,855,000

Texas—11.8%
10,020,000	Austin Hotel Occupancy Tax Revenue, Sub Lien—Series A (LOC: Dexia Credit Local) 0.260%, 11/05/2009 (a)(b)	10,020,000
2,600,000	Dallam County Industrial Development Corp. Revenue, Rick & Janice Van Ryn (LOC: Great Plains AG Credit) 0.610%, 11/05/2009 (a)(b)	2,600,000
2,100,000	Dallam County Industrial Development Corp. Revenue, Cons Dairy Management LLC (LOC: Great Plains AG Credit) 0.610%, 11/05/2009 (a)(b)	2,100,000
3,250,000	Fort Bend County Industrial Development Corp. Revenue, Aaron Rents, Inc. (LOC: Wachovia Bank N.A.) 0.570%, 11/05/2009 (a)(b)	3,250,000
25,000,000	Gulf Coast Industrial Development Authority Revenue, Citgo Pete (LOC: BNP Paribas) 0.220%, 11/02/2009 (a)(b)	25,000,000
3,400,000	Gulf Coast Waste Disposal Authority Revenue, Amoco Oil Co. 0.220%, 11/02/2009 (a)(b)	3,400,000
2,000,000	Northside Independent School District (CS: PSF-GTD; LIQ: State Street Bank & Trust Co.) 1.200%, 12/01/2009 (d)	2,000,000
12,000,000	Port Arthur Navigation District Revenue, BASF Corp. 0.520%, 11/04/2009 (a)(b)	12,000,000
32,500,000	Port Corpus Christi Authority Nueces County Solid Waste Disposal, Flint Hills Resources LP 0.670%, 11/04/2009 (a)(b)	32,500,000

		92,870,000

Vermont—2.4%
6,450,000	Housing Finance Agency—Series 26 (CS: FSA; SPA: TD Bank N.A.) 5.000%, 11/04/2009 (a)(b)	6,450,000
12,800,000	Housing Finance Agency—Series A (CS: FSA; SPA: Dexia Credit Local) 0.750%, 11/04/2009 (a)(b)	12,800,000

		19,250,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2009

Principal Amount	Security Description	Value

Municipal Bonds—continued
Virginia—1.7%
$1,000,000	Brunswick County Industrial Development Authority Revenue, Aegis Waste Solutions, Inc. (LOC: Bank of America N.A.) 2.300%, 11/05/2009 (a)(b)	$1,000,000
5,170,000	Port Authority Revenue, P-Floats—Series 2671 (CS: FSA; LIQ: Dexia Credit Local) 1.210%, 11/05/2009 (a)(b)	5,170,000
7,650,000	Staunton Industrial Development Authority Revenue, Specialty Blades, Inc. (LOC: SunTrust Bank) 1.300%, 11/04/2009 (a)(b)	7,650,000

		13,820,000

Washington—6.0%
2,745,000	Economic Development Finance Authority Revenue, Wesmar Co. Inc., Project—Series F (LOC: U.S. Bank N.A.) 0.510%, 11/05/2009 (a)(b)	2,745,000
6,125,000	Port Bellingham Industrial Development Revenue, Hempler Foods Group (LOC: Bank of Montreal) 0.540%, 11/05/2009 (a)(b)	6,125,000
3,140,000	Port Bellingham Industrial Development Revenue, Wood Stone Corp. (LOC: Keybank N.A.) 1.100%, 11/05/2009 (a)(b)	3,140,000
11,500,000	Seattle Housing Authority Revenue, High Point Project Phase II (LOC: Keybank N.A.) 0.850%, 11/05/2009 (a)(b)	11,500,000
9,520,000	State Housing Finance Commission, Mirabella—Series A (LOC: HSH Nordbank AG) 0.400%, 11/02/2009 (a)(b)	9,520,000
14,375,000	State Housing Finance Commission, Panorama City (LOC: Keybank N.A.) 0.400%, 11/02/2009 (a)(b)	14,375,000

		47,405,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
West Virginia—0.5%
$4,000,000	Economic Development Authority Solid Waste Disposal Facilities Revenue, Appalachian Power—Series B (LOC: JPMorgan Chase Bank) 0.370%, 11/05/2009 (a)(b)	$4,000,000

Wisconsin—0.5%
300,000	Elkhorn Industrial Development Revenue, Lanco Precision Plus (LOC: JPMorgan Chase Bank) 2.300%, 11/04/2009 (a)(b)	300,000
1,750,000	Franklin Industrial Development Revenue, Smyczek/ECS Project (LOC: Wells Fargo Bank N.A.) 2.300%, 11/05/2009 (a)(b)	1,750,000
600,000	Hartford Water & Electric Systems Revenue (CS: Assured Guaranty) 2.000%, 07/01/2010	603,569
1,000,000	Mequon Industrial Development Revenue, Gateway Plastics, Inc. (LOC: JPMorgan Chase Bank) 2.300%, 11/05/2009 (a)(b)	1,000,000

		3,653,569

	Total Municipal Bonds (Cost $731,476,506)	731,476,506

Shares

Money Market Funds—5.7%
27,100,000	BlackRock Liquidity Fund MuniCash Portfolio, 0.25%	27,100,000
17,800,000	BlackRock Liquidity Funds Muni Fund Portfolio, 0.17%	17,800,000
66,811	SEI Tax Exempt Trust—Institutional Tax Free Fund—Class A, 0.08%	66,811

	Total Money Market Funds (Cost $44,966,811)	44,966,811

	Total Investments (Cost $776,443,317)—98.3%	776,443,317
	Other Assets in Excess of Liabilities—1.7%	13,389,137

	TOTAL NET ASSETS—100.0%	$789,832,454

Percentages are stated as a percent of net assets.

(a) Variable Rate Security—The rate reported is the rate in effect as of October 31, 2009. The date shown is the next reset date.

(b) Maturity date represents first available put date.

(c) Commercial Paper

(d) Put Bond

(e)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.3% of the Fund’s net assets.

CS—Credit Support
LIQ—Liquidity Facility
LOC—Letter of Credit
SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2009

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund

ASSETS:
Investments, at value (1)	$561,293,372	$1,213,121	$8,410,651
Cash	83,906	—	100
Cash denominated in foreign currencies	3,238,039	—	—
Receivable from capital shares issued	2,386,629	—	6,263
Receivable from investment securities sold	47,977,308	33,565	460,158
Due from Adviser	—	685	—
Dividends and interest receivable	2,301,003	2,037	735
Prepaid expenses and other assets	45,607	4,730	12,884

Total assets	617,325,864	1,254,138	8,890,791

LIABILITIES:
Payable for capital shares redeemed	887,931	—	—
Payable for investment securities purchased	22,055,397	28,809	349,074
Accrued expenses and other liabilities:
Investment advisory fees	503,044	—	4,804
Line of credit	21,423,000	—	621,000
Other	305,085	10,743	20,980

Total liabilities	45,174,457	39,552	995,858

Net Assets	$572,151,407	$1,214,586	$7,894,933

Net assets represented by
Capital stock	$1,522,135,095	$1,060,985	$13,458,870
Accumulated undistributed net investment income	24,330,835	12,387	4,653
Accumulated net realized gains (losses) on investments, foreign currency translation, forward currency contracts and swap contracts	(991,627,413)	5,574	(404,704)
Net unrealized appreciation (depreciation) on:
Investments	17,273,478	135,638	(5,163,951)
Foreign currency translation	39,412	2	65

Total Net Assets	$572,151,407	$1,214,586	$7,894,933

Net asset value
Net assets	$572,151,407	$1,214,586	$7,894,933
Shares of beneficial interest issued and outstanding	119,757,986	105,816	1,150,680
Net asset value, offering price and redemption price per share	$4.78	$11.48	$6.86

(1) Cost of investments	$544,019,894	$1,077,483	$13,574,602

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2009

	Dynamic Innovators Fund	Dynamic Transformations Fund	Dynamic Balance Fund

ASSETS:
Investments, at value (1)	$12,614,559	$3,769,458	$55,279,466
Receivable from capital shares issued	100	15,000	—
Receivable from investment securities sold	42	—	—
Due from Adviser	—	205	—
Dividends and interest receivable	4,900	9	253,537
Prepaid expenses and other assets	10,595	3,615	7,834

Total assets	12,630,196	3,788,287	55,540,837

LIABILITIES:
Written option contracts, at value (2)	—	—	4,270
Payable for capital shares redeemed	5,033	—	9,035
Payable for investment securities purchased	106,439	255,974	215,000
Accrued expenses and other liabilities:
Investment advisory fees	11,020	—	48,949
Line of credit	1,376,000	—	—
Other	24,189	18,108	33,365

Total liabilities	1,522,681	274,082	310,619

Net Assets	$11,107,515	$3,514,205	$55,230,218

Net assets represented by
Capital stock	$26,624,214	$4,600,119	$66,652,864
Accumulated undistributed net investment loss	—	—	(26,712)
Accumulated net realized losses on investments, foreign currency translation and written option contracts expired or closed	(12,053,242)	(793,664)	(266,400)
Net unrealized appreciation (depreciation) on:
Investments	(3,463,457)	(292,250)	(11,140,758)
Written options	—	—	11,224

Total Net Assets	$11,107,515	$3,514,205	$55,230,218

Net asset value
Net assets	$11,107,515	$3,514,205	$55,230,218
Shares of beneficial interest issued and outstanding	1,366,241	457,722	6,216,339
Net asset value, offering price and redemption price per share	$8.13	$7.68	$8.88

(1) Cost of investments	$16,078,016	$4,061,708	$66,420,224
(2) Premiums received	$—	$—	$15,494

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2009

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

ASSETS:
Investments, at value (1)	$1,741,337,941	$776,443,317
Receivable from capital shares issued	26,925,565	13,352,757
Receivable from investment securities sold	20,249	—
Interest receivable	7,488,614	1,130,349
Prepaid expenses and other assets	25,759	23,093

Total assets	1,775,798,128	790,949,516

LIABILITIES:
Payable for capital shares redeemed	5,245,242	664,212
Payable for investment securities purchased	95,073,156	—
Payable to custodian	718,660	97,156
Accrued expenses and other liabilities:
Investment advisory fees	714,825	295,017
Distribution fees	46,517	—
Other	139,589	60,677

Total liabilities	101,937,989	1,117,062

Net Assets	$1,673,860,139	$789,832,454

Net assets represented by
Capital stock	$1,672,579,705	$789,832,454
Accumulated undistributed net investment income	524	—
Accumulated net realized losses on investments sold	(52,240)	—
Net unrealized appreciation on investments	1,332,150	—

Total Net Assets	$1,673,860,139	$789,832,454

Net asset value
Adviser Class Shares
Net assets	$211,643,324
Shares of beneficial interest issued and outstanding	20,949,311
Net asset value and redemption price per share	$10.10
Maximum offering price per share (net asset value plus sales charge of 0.005%)	$10.15
Investor Class Shares
Net assets	$1,462,216,815	$789,832,454
Shares of beneficial interest issued and outstanding	145,546,483	789,835,122
Net asset value, offering price and redemption price per share	$10.05	$1.00

(1) Cost of investments	$1,740,005,791	$776,443,317

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2009

	Dynamic Dividend Fund	Accelerating Dividend Fund (1)	Dynamic Financial Services Fund

INVESTMENT INCOME:
Interest income	$25,021	$729	$43
Dividend income*	141,972,618	25,719	113,379

Total investment income	141,997,639	26,448	113,422

EXPENSES:
Investment advisory fees	5,213,424	10,416	62,150
Administration fees	201,469	411	2,753
Fund accounting fees	127,249	260	1,731
Audit and tax fees	26,250	16,557	20,677
Custodian fees	44,771	94	616
Legal fees	48,149	17,481	4,083
Registration and filing fees	43,405	6,733	20,113
Printing and mailing fees	217,446	99	4,613
Transfer agent fees	201,458	414	2,751
Trustee fees	4,069	2,119	2,430
Interest expense	101,599	—	5,516
Other fees	35,743	184	465

Total expenses before expense waiver by Adviser	6,265,032	54,768	127,898
Expense waiver by Adviser (Note 6)	—	(40,707)	(38,481)

Net expenses	6,265,032	14,061	89,417

Net investment income	135,732,607	12,387	24,005

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(371,836,256)	5,392	(145,307)
Written option contracts expired or closed	672,620	—	—
Foreign currency translation	(1,907,275)	182	7,994
Forward currency contracts	(3,392,718)	—	—
Swap contracts	5,526,555	—	—

Net realized gain (loss)	(370,937,074)	5,574	(137,313)

Change in unrealized appreciation on:
Investments	259,883,578	135,638	1,352,226
Foreign currency translation	249,106	2	674

Net change in unrealized appreciation	260,132,684	135,640	1,352,900

Net realized and unrealized gain (loss) on investments	(110,804,390)	141,214	1,215,587

Change in net assets resulting from operations	$24,928,217	$153,601	$1,239,592

* Net of foreign taxes withheld	$6,800,092	$494	$2,644

(1) Fund commenced operations on November 5, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2009

	Dynamic Innovators Fund	Dynamic Transformations Fund	Dynamic Balance Fund

INVESTMENT INCOME:
Interest income	$—	$415	$554,539
Dividend income*	61,037	32,251	930,076

Total investment income	61,037	32,666	1,484,615

EXPENSES:
Investment advisory fees	98,541	27,333	511,518
Administration fees	4,112	1,192	22,758
Fund accounting fees	2,595	752	14,372
Audit and tax fees	20,198	20,397	23,050
Custodian fees	916	263	5,061
Legal fees	4,427	4,258	8,905
Registration and filing fees	21,169	19,207	22,802
Printing and mailing fees	5,674	956	4,151
Transfer agent fees	4,113	1,198	22,775
Trustee fees	2,273	2,384	2,617
Interest expense	18,786	94	1,266
Other fees	677	229	3,849

Total expenses before expense waiver by Adviser	183,481	78,263	643,124
Expense waiver by Adviser (Note 6)	(31,680)	(41,270)	—

Net expenses	151,801	36,993	643,124

Net investment income (loss)	(90,764)	(4,327)	841,491

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(5,526,915)	(653,420)	703
Written option contracts expired or closed	—	—	145,530
Foreign currency translation	92	—	—

Net realized gain (loss)	(5,526,823)	(653,420)	146,233

Change in unrealized appreciation (depreciation) on:
Investments	6,968,188	1,518,183	4,462,680
Written option contracts	—	—	11,224
Foreign currency translation	(49)	—	—

Net change in unrealized appreciation	6,968,139	1,518,183	4,473,904

Net realized and unrealized income on investments	1,441,316	864,763	4,620,137

Change in net assets resulting from operations	$1,350,552	$860,436	$5,461,628

* Net of foreign taxes withheld	$3,577	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2009

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

INVESTMENT INCOME:
Interest income	$28,207,964	$10,340,336

Total investment income	28,207,964	10,340,336

EXPENSES:
Investment advisory fees	5,872,536	3,075,664
Administration fees	23,290	22,506
Distribution fees - Adviser Class	184,838	—
Fund accounting fees	19,415	18,748
Audit and tax fees	23,289	19,277
Custodian fees	12,045	11,253
Legal fees	13,421	37,472
Registration and filing fees	139,358	52,480
Printing and mailing fees	80,785	31,220
Transfer agent fees	23,430	22,506
Trustee fees	3,915	5,530
Interest Expense	—	24
Other fees	17,719	310,297

Total expenses before expense waiver by Adviser	6,414,041	3,606,977
Expense waiver by Adviser (Note 6)	(1,528,133)	(9,413)

Net expenses	4,885,908	3,597,564

Net investment income	23,322,056	6,742,772

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,449	87,593
Change in unrealized appreciation on investments	2,292,156	—

Net realized and unrealized gain on investments	2,294,605	87,593

Change in net assets resulting from operations	$25,616,661	$6,830,365

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statement of Cash Flows
For the year ended October 31, 2009

Dynamic Innovators Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Change in net assets resulting from operations	$1,350,552
Adjustments to reconcile change in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(2,289,048)
Proceeds from sales of investments	7,608,069
Decrease in dividends and interest receivable	3,285
Decrease in prepaid expenses and other assets	13,829
Decrease in accrued expenses and other liabilities	(1,870)
Net realized loss on investments	5,526,915
Unrealized appreciation on investments	(6,968,188)

Net cash provided by operating activities	5,243,544

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in line of credit	(2,623,000)
Proceeds from shares sold	4,676,100
Payment on shares redeemed	(7,296,644)

Net cash used in financing activities	(5,243,544)

Net change in cash	$—

CASH:
Beginning Balance	—

Ending Balance	$—

Supplemental disclosure of cash flow information:
During the year ended October 31, 2009, the Dynamic Innovators Fund paid cash of $29,042 in interest.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund

	Year Ended October 31, 2009	Year Ended October 31, 2008

OPERATIONS:
Net investment income	$135,732,607	$184,237,212
Net realized gain (loss) on:
Investments	(371,836,256)	(544,541,420)
Written option contracts expired or closed	672,620	—
Foreign currency translation	(1,907,275)	(11,931,318)
Forward currency contracts	(3,392,718)	(11,434,127)
Swap contracts	5,526,555	20,730
Change in unrealized appreciation (depreciation) on:
Investments	259,883,578	(322,575,911)
Foreign currency translation	249,106	(604,332)

Change in net assets resulting from operations	24,928,217	(706,829,166)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(126,650,712)	(188,534,882)
From net realized gain on investments	—	—
From tax return on capital	—	(5,952,906)

Change in net assets resulting from distributions to shareholders	(126,650,712)	(194,487,788)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	196,120,574	563,036,031
Dividends reinvested	87,140,087	139,704,564
Redemption fees	178,370	517,263
Cost of shares redeemed	(208,323,675)	(703,254,544)

Change in net assets from capital share transactions	75,115,356	3,314

Total change in net assets	(26,607,139)	(901,313,640)

NET ASSETS:
Beginning of year	598,758,546	1,500,072,186

End of year*	$572,151,407	$598,758,546

* Including accumulated undistributed net investment income of:	$24,330,835	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

Accelerating Dividend Fund

Period Ended October 31, 2009 (1)

OPERATIONS:
Net investment income	$12,387
Net realized gain on:
Investments	5,392
Foreign currency translation	182
Change in unrealized appreciation on:
Investments	135,638
Foreign currency translation	2

Change in net assets resulting from operations	153,601

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gain on investments	—

Change in net assets resulting from distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,060,985
Dividends reinvested	—
Redemption fees	—
Cost of shares redeemed	—

Change in net assets from capital share transactions	1,060,985

Total change in net assets	1,214,586

NET ASSETS:
Beginning of period	—

End of period*	$1,214,586

* Including accumulated undistributed net investment income of:	$12,387

(1)	Fund commenced operations on November 5, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

	Dynamic Financial Services Fund

	Year Ended October 31, 2009	Year Ended October 31, 2008

OPERATIONS:
Net investment income	$24,005	$130,723
Net realized gain (loss) on:
Investments	(145,307)	310,493
Foreign currency translation	7,994	(51,301)
Swap contracts	—	929
Change in unrealized appreciation (depreciation) on:
Investments	1,352,226	(5,081,969)
Foreign currency translation	674	(65,035)

Change in net assets resulting from operations	1,239,592	(4,756,160)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(99,399)	—
From net realized gain on investments	(419,990)	(2,663,086)
From tax return of capital	(4,121)	—

Change in net assets resulting from distributions to shareholders	(523,510)	(2,663,086)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,966,966	6,472,426
Dividends reinvested	473,302	2,103,627
Redemption fees	1,015	10,070
Cost of shares redeemed	(1,938,943)	(5,310,381)

Change in net assets from capital share transactions	502,340	3,275,742

Total change in net assets	1,218,422	(4,143,504)

NET ASSETS:
Beginning of year	6,676,511	10,820,015

End of year*	$7,894,933	$6,676,511

* Including accumulated undistributed net investment income of:	$4,653	$80,047

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Innovators Fund

	Year Ended October 31, 2009	Year Ended October 31, 2008

OPERATIONS:
Net investment loss	$(90,764)	$(74,231)
Net realized gain (loss) on:
Investments	(5,526,915)	(6,519,886)
Foreign currency translation	92	(65,509)
Swap contracts	—	113
Change in unrealized appreciation (depreciation) on:
Investments	6,968,188	(13,405,862)
Foreign currency translation	(49)	49

Change in net assets resulting from operations	1,350,552	(20,065,326)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(99,263)
From net realized gain on investments	—	(1,905,602)

Change in net assets resulting from distributions to shareholders	—	(2,004,865)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,676,100	45,945,955
Dividends reinvested	—	1,654,158
Redemption fees	1,168	117,477
Cost of shares redeemed	(7,302,845)	(58,619,588)

Change in net assets from capital share transactions	(5,625,577)	(10,901,998)

Total change in net assets	(4,275,025)	(32,972,189)

NET ASSETS:
Beginning of year	15,382,540	48,354,729

End of year*	$11,107,515	$15,382,540

* Including accumulated undistributed net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Transformations Fund

	Year Ended October 31, 2009	Period Ended October 31, 2008 (1)

OPERATIONS:
Net investment income (loss)	$(4,327)	$14,717
Net realized loss on investments	(653,420)	(140,244)
Change in unrealized appreciation (depreciation) on investments	1,518,183	(1,810,433)

Change in net assets resulting from operations	860,436	(1,935,960)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,717)	—
From net realized gain on investments	—	—
From tax return of capital	(2,411)	—

Change in net assets resulting from distributions to shareholders	(17,128)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	82,368	4,630,875
Dividends reinvested	17,115	—
Redemption fees	1	22
Cost of shares redeemed	(78,085)	(45,439)

Change in net assets from capital share transactions	21,399	4,585,458

Total change in net assets	864,707	2,649,498

NET ASSETS:
Beginning of year	2,649,498	—

End of year*	$3,514,205	$2,649,498

* Including accumulated undistributed net investment income of:	$—	$14,717

(1) Fund commenced operations on December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Balance Fund

	Year Ended October 31, 2009	Year Ended October 31, 2008

OPERATIONS:
Net investment income	$841,491	$1,768,731
Net realized gain (loss) on:
Investments	703	(1,238,791)
Written option contracts expired or closed	145,530	695,713
Change in unrealized appreciation (depreciation) on:
Investments	4,462,680	(29,296,828)
Written option contracts	11,224	—

Change in net assets resulting from operations	5,461,628	(28,071,175)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(845,241)	(1,629,117)
From net realized gain on investments	—	(6,116,765)
From tax return on capital	(114,962)	(102,670)

Change in net assets resulting from distributions to shareholders	(960,203)	(7,848,552)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	314,766	579,192
Dividends reinvested	918,908	7,231,038
Redemption fees	106	1,353
Cost of shares redeemed	(3,602,450)	(11,154,144)

Change in net assets from capital share transactions	(2,368,670)	(3,342,561)

Total change in net assets	2,132,755	(39,262,288)

NET ASSETS:
Beginning of year	53,097,463	92,359,751

End of year*	$55,230,218	$53,097,463

* Including accumulated undistributed net investment loss of:	$(26,712)	$(26,712)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31, 2009	Year Ended October 31, 2008

OPERATIONS:
Net investment income	$23,322,056	$6,238,586
Net realized gain on investments	2,449	2,783
Change in unrealized appreciation (depreciation) on investments	2,292,156	(1,051,084)

Change in net assets resulting from operations	25,616,661	5,190,285

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(1,957,636)	(222,769)
Distributions to Investor Class Shareholders:
From net investment income	(21,386,016)	(6,001,676)

Change in net assets resulting from distributions to shareholders	(23,343,652)	(6,224,445)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,796,530,927	265,275,500
Dividends reinvested	16,990,391	5,659,596
Redemption fees	67,162	16,542
Cost of shares redeemed	(385,248,405)	(86,950,657)

Change in net assets from capital share transactions	1,428,340,075	184,000,981

Total change in net assets	1,430,613,084	182,966,821

NET ASSETS:
Beginning of year	243,247,055	60,280,234

End of year*	$1,673,860,139	$243,247,055

* Including accumulated undistributed net investment income of:	$524	$22,120

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Municipal Money Market Fund

	Year Ended October 31, 2009	Year Ended October 31, 2008

OPERATIONS:
Net investment income	$6,742,772	$22,134,818
Net realized gain on investments	87,593	10,588

Change in net assets resulting from operations	6,830,365	22,145,406

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders (1):
From net investment income	—	(1,159)
Distributions to Investor Class Shareholders:
From net investment income	(6,742,772)	(22,133,659)
From net realized gain on investments	(87,593)	(10,588)
From tax return of capital	(2,781)	—

Change in net assets resulting from distributions to shareholders	(6,833,146)	(22,145,406)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,310,070,747	5,315,613,045
Dividends reinvested	5,367,192	18,013,012
Cost of shares redeemed	(1,190,003,238)	(5,784,755,674)

Change in net assets from capital share transactions	125,434,701	(451,129,617)

Total change in net assets	125,431,920	(451,129,617)

NET ASSETS:
Beginning of year	664,400,534	1,115,530,151

End of year*	$789,832,454	$664,400,534

* Including accumulated undistributed net investment income of:	$—	$—

(1) The Municipal Money Market Fund - Adviser Class ceased operations on December 5, 2007.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Dividend Fund

	Year Ended October 31,

	2009	2008	2007		2006		2005

Per Share Data:
Net asset value per share, beginning of year	$5.72	$13.32	$12.52		$11.98		$12.34

Income from investment operations:
Net investment income	1.37	1.33	1.95		1.61		1.57
Net realized and unrealized gains (losses) on investments	(1.14)	(7.29)	0.61		0.51		(0.14)

Total from investment operations	0.23	(5.96)	2.56		2.12		1.43

Redemption fees	0.00 (a)	0.00 (a)	0.00	(a)	0.00	(a)	0.00 (a)
Less Distributions:
From net investment income	(1.17)	(1.58)	(1.76)		(1.58)		(1.51)
From net realized gains on investments	—	—	—		—		(0.28)
From tax return on capital	—	(0.06)	—		—		—

Total distributions	(1.17)	(1.64)	(1.76)		(1.58)		(1.79)

Net asset value per share, end of year	$4.78	$5.72	$13.32		$12.52		$11.98

Total return	6.64%	–49.05%	21.66%		18.68%		11.85%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$572,151	$598,759	$1,500,072		$633,264		$311,335
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.20%	1.18%	1.15%		1.18%		1.20%
After waivers, reimbursements, and recoveries	1.20%	1.18%	1.15%		1.18%		1.23%
Ratio of interest expense to average net assets	0.02%	0.02%	0.00	%(a)	0.00	%(a)	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	1.18%	1.16%	1.15%		1.18%		1.20%
After waivers, reimbursements, and recoveries	1.18%	1.16%	1.15%		1.18%		1.23%
Ratio of net investment income to average net assets	26.04%	15.32%	15.65%		14.04%		14.22%
Portfolio turnover	656%	323%	216%		192%		216%

(a)  The amount is less than $0.005 per share or 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Accelerating Dividend Fund

	Period Ended October 31, 2009 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$10.00

Income from investment operations:
Net investment income	0.12
Net realized and unrealized gains on investments	1.36

Total from investment operations	1.48

Less Distributions:
From net investment income	—
From net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$11.48

Total return	14.80	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,215
Ratio of expenses to average net assets:
Before waivers	5.26	%(c)
After waivers	1.35	%(c)
Ratio of net investment income to average net assets	1.19	%(c)
Portfolio turnover	104%

(a)	For the period from November 5, 2008 (inception of fund) to October 31, 2009.

(b)	Not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Financial Services Fund

	Year Ended October 31,
					Period Ended October 31, 2006 (a)

	2009		2008	2007

Per Share Data:
Net asset value per share, beginning of year	$6.24		$13.89	$12.13	$10.00

Income from investment operations:
Net investment income (loss)	0.03		0.07	(0.02)	0.02
Net realized and unrealized gains (losses) on investments	1.10		(4.40)	2.54	2.12

Total from investment operations	1.13		(4.33)	2.52	2.14

Redemption fees	0.00	(b)	0.01	0.00 (b)	0.00 (b)
Less Distributions:
From net investment income	(0.10)		—	(0.01)	(0.01)
From net realized gains on investments	(0.41)		(3.33)	(0.75)	—
From tax return of capital	(0.00	)(b)	—	—	—

Total distributions	(0.51)		(3.33)	(0.76)	(0.01)

Net asset value per share, end of year	$6.86		$6.24	$13.89	$12.13

Total return	21.83%		–41.16%	21.64%	21.47%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$7,895		$6,677	$10,820	$7,544
Ratio of total expenses to average net assets:
Before waivers	2.06%		1.94%	2.61%	2.53%
After waivers	1.44%		1.35%	1.35%	1.35%
Ratio of interest expense to average net assets	0.09%		0.37%	1.02%	0.01%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.97%		1.57%	1.59%	2.52%
After waivers	1.35%		0.98%	0.33%	1.34%
Ratio of net investment income (loss) to average net assets	0.39%		1.32%	(0.16)%	0.15%
Portfolio turnover	437%		455%	397%	106%

(a)	For the period from November 1, 2005 (inception of fund) to October 31, 2006.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Innovators Fund

	Year Ended October 31,
				Period Ended October 31, 2006 (a)

	2009	2008	2007

Per Share Data:
Net asset value per share, beginning of year	$6.83	$14.08	$10.31	$10.00

Income from investment operations:
Net investment income (loss)	—	(0.01)	0.07	0.09
Net realized and unrealized gains (losses) on investments	1.30	(6.84)	3.91	0.22

Total from investment operations	1.30	(6.85)	3.98	0.31

Redemption fees	0.00 (b)	0.03	0.01	—
Less Distributions:
From net investment income	—	(0.02)	(0.14)	—
From net realized gains on investments	—	(0.41)	(0.08)	—

Total distributions	—	(0.43)	(0.22)	—

Net asset value per share, end of year	$8.13	$6.83	$14.08	$10.31

Total return	19.03%	–49.95%	39.47%	3.10	%(c)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$11,108	$15,383	$48,355	$5,073
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.86%	1.31%	1.53%	4.25	%(d)
After waivers, reimbursements, and recoveries	1.54%	1.35%	1.33%	1.35	%(d)
Ratio of interest expense to average net assets	0.19%	0.04%	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	1.67%	1.27%	1.53%	4.25	%(d)
After waivers, reimbursements, and recoveries	1.35%	1.31%	1.33%	1.35	%(d)
Ratio of net investment income (loss) to average net assets	(0.92)%	(0.18)%	1.08%	3.18	%(d)
Portfolio turnover	20%	76%	135%	3%

(a)	For the period from July 11, 2006 (commencement of operations) to October 31, 2006.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Transformations Fund

	Year Ended October 31, 2009		Period Ended October 31, 2008 (a)

Per Share Data:
Net asset value per share, beginning of year	$5.79		$10.00

Income from investment operations:
Net investment income	0.01		0.03
Net realized and unrealized gains (losses) on investments	1.92		(4.24)

Total from investment operations	1.93		(4.21)

Redemption fees	0.00	(b)	0.00	(b)
Less Distributions:
From net investment income	(0.03)		—
From net realized gains on investments	—		—
From tax return of capital	(0.01)		—

Total distributions	(0.04)		—

Net asset value per share, end of year	$7.68		$5.79

Total return	33.61%		–42.10	%(c)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$3,514		$2,649
Ratio of total expenses to average net assets:
Before waivers	2.86%		2.95	%(d)
After waivers	1.35%		1.35	%(d)
Ratio of interest expense to average net assets	0.00	%(b)	0.00	%(d)
Ratio of expenses to average net assets excluding interest expense:
Before waivers	2.86%		2.95	%(d)
After waivers	1.35%		1.35	%(d)
Ratio of net investment income to average net assets	(0.16)%		0.44	%(d)
Portfolio turnover	57%		108%

(a)	For the period from December 31, 2007 (inception of fund) to October 31, 2008.

(b)	The amount is less than 0.005% or $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Balance Fund

	Year Ended October 31,

	2009		2008	2007		2006	2005

Per Share Data:
Net asset value per share, beginning of year	$8.15		$13.55	$13.72		$12.67	$12.44

Income from investment operations:
Net investment income	0.13		0.26	0.26		0.21	0.19
Net realized and unrealized gains (losses) on investments	0.75		(4.47)	0.28		1.26	0.85

Total from investment operations	0.88		(4.21)	0.54		1.47	1.04

Redemption fees	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)	—
Less Distributions:
From net investment income	(0.13)		(0.25)	(0.24)		(0.20)	(0.19)
From net realized gains on investments	—		(0.93)	(0.47)		(0.22)	(0.62)
From tax return on capital	(0.02)		(0.01)	—		—	—

Total distributions	(0.15)		(1.19)	(0.71)		(0.42)	(0.81)

Net asset value per share, end of year	$8.88		$8.15	$13.55		$13.72	$12.67

Total return	11.03%		–33.63%	4.03%		11.79%	8.46%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$55,230		$53,097	$92,360		$98,162	$97,471
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.26%		1.24%	1.16%		1.19%	1.21%
After waivers, reimbursements, and recoveries	1.26%		1.24%	1.16%		1.19%	1.31%
Ratio of interest expense to average net assets	0.00	%(a)	0.90%	0.00	%(a)	0.00%	0.00	%(a)
Ratio of expenses to average net assets excluding
interest expense:
Before waivers, reimbursements, and recoveries	1.26%		1.15%	1.16%		1.19%	1.21%
After waivers, reimbursements, and recoveries	1.26%		1.15%	1.16%		1.19%	1.31%
Ratio of net investment income to average net assets	1.65%		2.35%	1.87%		1.60%	1.60%
Portfolio turnover	41%		34%	28%		22%	36%

(a)	The amount is less than $0.005 per share or 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31,

	2009	2008	2007	2006		2005

Adviser Class Shares:
Net asset value per share, beginning of year	$10.05	$10.10	$10.10	$10.03		$10.15

Income from investment operations:
Net investment income	0.30	0.38	0.38	0.31		0.28
Net realized and unrealized gains (losses) on investments	0.04	(0.04)	0.00 (a)	0.09		(0.12)

Total from investment operations	0.34	0.34	0.38	0.40		0.16

Less Distributions:
From net investment income	(0.29)	(0.39)	(0.38)	(0.33)		(0.28)
From net realized gains on investments	—	—	—	(0.00	)(a)	—

Total distributions	(0.29)	(0.39)	(0.38)	(0.33)		(0.28)

Net asset value per share, end of year	$10.10	$10.05	$10.10	$10.10		$10.03

Total return	3.40%	3.39%	3.82%	4.01%		1.60%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$211,643	$11,568	$871,630	$408,535		$112,454
Ratio of expenses to average net assets:
Before waivers	1.05%	1.08%	1.14%	1.16%		1.15%
After waivers	0.85%	0.85%	0.85%	0.85%		0.85%
Ratio of net investment income to average net assets	2.75%	4.12%	3.82%	3.33%		2.73%
Portfolio turnover (b)	16%	129%	171%	96%		97%

(a)	The amount is less than $0.005 per share.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31,

	2009	2008	2007	2006		2005

Investor Class Shares:
Net asset value per share, beginning of year	$10.00	$10.04	$10.05	$10.03		$10.15

Income from investment operations:
Net investment income	0.31	0.41	0.40	0.36		0.30
Net realized and unrealized gains (losses) on investments	0.05	(0.04)	(0.01)	0.02		(0.12)

Total from investment operations	0.36	0.37	0.39	0.38		0.18

Less Distributions:
From net investment income	(0.31)	(0.41)	(0.40)	(0.36)		(0.30)
From net realized gains on investments	—	—	—	(0.00	)(a)	—

Total distributions	(0.31)	(0.41)	(0.40)	(0.36)		(0.30)

Net asset value per share, end of year	$10.05	$10.00	$10.04	$10.05		$10.03

Total return	3.65%	3.75%	3.97%	3.88%		1.84%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$1,462,217	$231,679	$59,409	$45,260		$45,691
Ratio of expenses to average net assets:
Before waivers	0.80%	0.83%	0.89%	0.91%		0.90%
After waivers	0.60%	0.60%	0.60%	0.60%		0.60%
Ratio of net investment income to average net assets	3.00%	4.37%	4.07%	3.58%		2.98%
Portfolio turnover (b)	16%	129%	171%	96%		97%

(a)	The amount is less than $0.005 per share.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Municipal Money Market Fund

	Year Ended October 31,

	2009		2008	2007	2006	2005

Per Share Data:
Net asset value per share, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.01		0.03	0.04	0.03	0.02

Total from investment operations	0.01		0.03	0.04	0.03	0.02

Less Distributions:
From net investment income	(0.01)		(0.03)	(0.04)	(0.03)	(0.02)
From tax return of capital	(0.00	)(a)	—	—	—	—

Total distributions	(0.01)		(0.03)	(0.04)	(0.03)	(0.02)

Net asset value per share, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	1.03%		2.94%	3.68%	3.33%	2.24%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$789,832		$664,401	$1,115,100	$365,840	$204,689
Ratio of total expenses to average net assets:
Before waivers	0.53%		0.49%	0.49%	0.53%	0.53%
After waivers	0.53%		0.35%	0.26%	0.30%	0.27%
Ratio of interest expense to average net assets	0.00	%(a)	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	0.53%		0.49%	0.49%	0.53%	0.53%
After waivers	0.53%		0.35%	0.26%	0.30%	0.27%
Ratio of net investment income to average net assets	0.99%		2.93%	3.37%	3.31%	2.26%

(a)	The amount is less than 0.005% or $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2009

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware business trust, and is registered under the 1940 Act, as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund and Alpine Dynamic Balance Fund are six separate funds of the Series Trust. The Alpine Ultra Short Tax Optimized Income Fund and Alpine Municipal Money Market Fund are two separate funds of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, Alpine Dynamic Balance Fund, Alpine Ultra Short Tax Optimized Income Fund, and Alpine Municipal Money Market Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Board of Trustees approved the closing of the Adviser Class of the Alpine Municipal Money Market Fund on September 24, 2007. The final day of operation for this class was December 4, 2007. The Alpine Accelerating Dividend Fund commenced operations on November 5, 2008.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through December 30, 2009. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

A. Valuation of Securities:

The Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ”) at the last quoted sales price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities are valued at the last quoted sales price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

For example, fair value pricing may be used where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the stock over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

Among those factors that may be considered when fair valuing a security are: fundamental analytical data relating to the investment in the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; special reports prepared by analysts or the Adviser; information as to any transactions or offers with respect to the security; and the historical tendency of the security’s price to track or respond to general and specific market movements (in terms of indices, sectors, or other market measurements).

As of October 31, 2009, the Ultra Short Tax Optimized Income Fund held securities that are fair valued, which comprised 0.2% of the Fund’s net assets.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

The valuation of certain debt securities are valued at the evaluated mean price based upon current market prices of securities which are comparable in coupon, rating, and maturity or an appropriate matrix utilizing similar factors.

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the 1940 Act, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would us in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would us in pricing the asset or liability that are developed based on the best information available.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

          The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2009:

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Trans- formations Fund	Dynamic Balance Fund

Level 1:
Common Stocks
Consumer Discretionary	$51,326,056	$55,646	$—	$1,171,571	$676,945	$2,896,026
Consumer Staples	51,803,909	182,368	—	132,120	88,080	3,184,074
Energy	48,869,786	114,237	—	95,750	85,620	3,818,570
Financials	81,406,727	188,312	6,950,584	753,705	299,555	13,409,910
Health Care	36,909,843	103,915	—	4,125,193	655,035	3,957,446
Industrials	85,355,851	178,917	229,431	1,572,636	818,872	6,790,668
Information Technology	55,159,660	95,794	—	3,969,233	358,661	116,938
Materials	71,693,880	135,775	—	637,238	285,060	2,192,061
Telecommunication Services	23,253,708	20,536	—	—	—	—
Utilities	25,636,324	129,862	—	—	—	2,051,562
Investment Companies	—	—	294,914	—	—	81,687
Short-Term Investments	1,319	7,760	883	363	501,629	2,991,615
Level 2:
Common Stocks
Consumer Staples	3,418,994	—	—	—	—	—
Energy	20,349,815	—	—	—	—	—
Financials	6,107,500	—	934,839	—	—	—
Information Technology	—	—	—	156,750	—	—
Bonds and Notes	—	—	—	—	—	13,788,909
Level 3:
Common Stocks Financials	—	—	—	—	—	—

Total Investments	$561,293,372	$1,213,122	$8,410,651	$12,614,559	$3,769,457	$55,279,466

Level 1:
Written Option Contracts	$—	$—	$—	$—	$—	$4,270

          Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Dynamic Dividend Fund

Balance as of October 31, 2008	$—
Accrued discounts / premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(278,282)
Net purchases (sales)	—
Transfers in and / or out of Level 3	278,282

Balance as of October 31, 2009	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

Level 1:
Money Market Funds	$28,732,958	$44,966,811
Level 2:
Municipal Bonds
Alaska	—	565,000
Alabama	40,378,623	—
Arizona	26,704,667	2,074,000
Arkansas	29,375,000	2,830,000
California	183,538,139	48,075,000
Colorado	21,927,168	7,402,000
Connecticut	6,103,860	—
Delaware	9,650,000	—
District of Columbia	5,405,000	—
Florida	169,806,833	124,238,937
Georgia	37,001,580	15,430,000
Idaho	6,555,000	—
Illinois	109,145,846	65,760,000
Indiana	45,100,000	42,525,000
Iowa	20,000,000	16,655,000
Kansas	4,700,000	1,110,000
Kentucky	31,954,674	31,810,000
Louisiana	98,988,650	1,240,000
Maine	6,530,000	—
Massachusetts	17,778,697	3,000,000
Michigan	131,134,906	42,880,000
Minnesota	3,315,000	6,553,000
Mississippi	26,532,560	—
Missouri	19,555,409	9,170,000
Montano	—	4,180,000
Nevada	1,543,515	—
New Hampshire	13,889,630	—
New Jersey	4,808,241	—
New Mexico	6,215,000	3,135,000
New York	100,297,720	17,880,000
North Carolina	39,305,000	20,700,000
Ohio	51,048,264	24,220,000
Oklahoma	600,222	17,100,000
Oregon	5,625,904	8,570,000
Pennsylvania	116,167,295	20,140,000
Puerto Rico	30,343,690	—
South Carolina	15,054,360	4,380,000
South Dakota	15,000,000	—
Tennessee	104,265,000	8,855,000
Texas	33,130,995	92,870,000
Utah	1,120,000	—
Vermont	20,825,000	19,250,000
Virgin Islands	513,195	—
Virginia	3,500,000	13,820,000
Washington	20,390,000	47,405,000
West Virginia	3,063,840	4,000,000
Wisconsin	68,830,000	3,653,569
Wyoming	2,855,000	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

Level 3:
Municipal Bonds
Multistate	$3,031,500	$—

Total Investments	$1,741,337,941	$776,443,317

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Ultra Short Tax Optimized Income Fund

Balance as of October 31, 2008	$4,080,000
Accrued discounts / premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(948,500)
Net purchases (sales)	(100,000)
Transfers in and / or out of Level 3	—

Balance as of October 31, 2009	$3,031,500

B. Security Transactions and Investment Income:

Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Line of Credit:

Each Fund has a line of credit with U.S. Bank N.A. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the year ended October 31, 2009, the average interest rate paid on outstanding borrowings under the line of credit was 1.39%, 1.19%, 1.19%, 1.15%, 0.87% and 1.26% for the Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund, and Municipal Money Market Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

Total line of credit amount available	$205,775,288	$418,046	$2,963,597	$4,210,065
Line of credit outstanding at October 31, 2009	21,423,000	—	621,000	1,376,000
Line of credit amount unused at October 31, 2009	184,352,288	418,046	2,342,597	2,834,065
Average balance outstanding during the year	8,426,786	—	277,556	1,542,277
Interest expense incurred on line of credit during the year	98,656	—	5,273	18,779
Interest expense incurred on custody overdrafts during the year	2,943	—	243	7

	Dynamic Trans- formations Fund	Dynamic Balance Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

Total line of credit amount available	$1,262,762	$18,513,612	$591,932,709	$263,649,839
Line of credit outstanding at October 31, 2009	—	—	—	—
Line of credit amount unused at October 31, 2009	1,262,762	18,513,612	591,932,709	263,649,839
Average balance outstanding during the year	8,047	195,036	—	1,879
Interest expense incurred on line of credit during the year	94	1,250	—	24
Interest expense incurred on custody overdrafts during the year	—	16	—	—

D. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

E. Dividends and Distributions:

Each of the Dynamic Dividend, Accelerating Dividend, Dynamic Financial Services, Dynamic Innovators, Dynamic Transformations, Dynamic Balance Fund and Ultra Short Tax Optimized Income Funds intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Ultra Short Tax Optimized Income Fund are allocated among the classes of the Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

G. Foreign Currency Translation Transactions:

Each of the Dynamic Dividend, Accelerating Dividend, Dynamic Financial Services, Dynamic Innovators, Dynamic Transformations and Dynamic Balance Funds may invest up to 100%, 100%, 100%, 20%, 100% and 15%, respectively, of the value of its total assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Written Option Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may write (sell) put and call options to gain exposure to or hedge against changes in the value of equities. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of an option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received. With written option contracts, there is minimal counterparty credit risk to the Funds since written option contracts are exchange traded.

The premium amount and the number of written option contracts during the year ended October 31, 2009 were as follows:

	Dynamic Balance Fund		Dynamic Dividend Fund

	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount

Options outstanding at October 31, 2008	—	$—	—	$—
Options written	1,874	337,815	2,720	672,620
Options closed	(100)	(49,700)	—	—
Options exercised	(974)	(151,491)	—	—
Options expired	(678)	(121,130)	(2,720)	(672,620)

Options outstanding at October 31, 2009	122	$15,494	—	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

J. Swap Contracts:

The Funds are subject to equity price risk in the normal course of purusing its investment objectives. The Dynamic Dividend Fund may enter into long equity swap contracts with multiple brokers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to 80 basis points.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At October 31, 2009, the Dynamic Dividend Fund had no open equity swap contracts. During the year ended October 31, 2009, the Dynamic Dividend Fund opened and closed 4,137,994 equity swap contracts.

K. Equity-Linked Structured Notes:

Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Funds did not hold any equity-linked structured notes at the year ended October 31, 2009.

L. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Funds may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

During the year ended October 31, 2009, the Dynamic Dividend Fund entered into 194,000,000 forward currency contracts with Goldman Sachs with a cost of $90,485,002.

M. Derivatives:

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liablities and Statements of Operations.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

Statements of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2009:

	Asset Derivatives		Liability Derivatives

Derivatives	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Dynamic Balance Fund
Equity contracts:
Written option contracts	N/A	—	Written option contracts	$4,270

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2009:

	Amount of Realized Gain (Loss) on Derivatives

Derivatives	Purchased option contracts	Written option contracts	Forward currency contracts	Swap contracts

Dynamic Dividend Fund
Equity contracts	$—	$672,620	$—	$5,526,555
Forward currency contracts	$—	$—	$(3,392,718)	$—

Dynamic Balance Fund
Equity contracts	$(48,500)	$145,530	$—	$—

	Change in Unrealized Appreciation (Depreciation) on Derivatives

Derivatives	Purchased option contracts	Written option contracts	Forward currency contracts	Swap contracts

Dynamic Balance Fund
Equity contracts	$47,250	$11,224	$—	$—

N. Temporary Guarantee Program for Money Market Funds:

The Municipal Money Market Fund elected to participate in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (“Program”) that was set to expire on April 30, 2009, unless extended by the Treasury. On March 31, 2009, the Treasury announced the extension of the Program until September 18, 2009 and the Municipal Money Market Fund applied for continued participation in the Program.

Continued participation in the Program for the period from April 30, 2009 through September 18, 2009, required a payment to the Treasury in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. The Fund incurred the expense of its participation in the Program without regard to any fee waivers or expense limitations in effect for the Fund. The Secretary of the Treasury did not extend the Program beyond the close of business on September 18, 2009 and the Fund is no longer able to participate in the Program. The Fund paid $257,118 for participation in the Program.

Additional information about the Program is available at http://www.ustreas.gov.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

Dynamic Dividend Fund

	Year Ended October 31, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	40,478,198	$196,120,574	53,657,887	$563,036,031
Shares issued in reinvestment of dividends	18,373,014	87,140,087	14,596,014	139,704,564
Redemption fees	—	178,370	—	517,263
Shares redeemed	(43,839,028)	(208,323,675)	(76,116,507)	(703,254,544)

Total net change	15,012,184	$75,115,356	(7,862,606)	$3,314

Accelerating Dividend Fund

	Period Ended October 31, 2009 (1)

	Shares	Amount

Shares sold	105,816	$1,060,985
Shares issued in reinvestment of dividends	—	—
Redemption fees	—	—
Shares redeemed	—	—

Total net change	105,816	$1,060,985

(1) Fund commenced operations on November 5, 2008.

Dynamic Financial Services Fund

	Year Ended October 31, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	343,876	$1,966,966	697,809	$6,472,426
Shares issued in reinvestment of dividends	94,660	473,302	201,690	2,103,627
Redemption fees	—	1,015	—	10,070
Shares redeemed	(357,977)	(1,938,943)	(608,435)	(5,310,381)

Total net change	80,559	$502,340	291,064	$3,275,742

Dynamic Innovators Fund

	Year Ended October 31, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	264,825	$1,676,100	3,672,630	$45,945,955
Shares issued in reinvestment of dividends	—	—	121,184	1,654,158
Redemption fees	—	1,168	—	117,477
Shares redeemed	(1,152,188)	(7,302,845)	(4,975,251)	(58,619,588)

Total net change	(887,363)	$(5,625,577)	(1,181,437)	$(10,901,998)

Dynamic Transformations Fund

	Year Ended October 31, 2009		Period Ended October 31, 2008 (1)

	Shares	Amount	Shares	Amount

Shares sold	11,850	$82,368	463,465	$4,630,875
Shares issued in reinvestment of dividends	3,343	17,115	—	—
Redemption fees	—	1	—	22
Shares redeemed	(15,191)	(78,085)	(5,744)	(45,439)

Total net change	2	$21,399	457,721	$4,585,458

(1) Fund commenced operations on December 31, 2007.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

Dynamic Balance Fund

	Year Ended October 31, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	38,357	$314,766	49,518	$579,192
Shares issued in reinvestment of dividends	113,108	918,908	622,616	7,231,038
Redemption fees	—	106	—	1,353
Shares redeemed	(450,286)	(3,602,450)	(972,223)	(11,154,144)

Total net change	(298,821)	$(2,368,670)	(300,089)	$(3,342,561)

Ultra Short Tax Optimized Income Fund

	Year Ended October 31, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Adviser Class
Shares sold	21,875,510	$220,902,141	1,276,848	$12,879,474
Shares issued in reinvestment of dividends	136,158	1,373,479	18,092	182,093
Redemption fees	—	1,683	—	212
Shares redeemed	(2,212,979)	(22,346,415)	(230,618)	(2,323,435)

Total net change	19,798,689	$199,930,888	1,064,322	$10,738,344

Investor Class
Shares sold	156,952,569	$1,575,628,786	25,157,257	$252,396,026
Shares issued in reinvestment of dividends	1,557,326	15,616,912	546,879	5,477,503
Redemption fees	—	65,479	—	16,330
Shares redeemed	(36,137,658)	(362,901,990)	(8,444,341)	(84,627,222)

Total net change	122,372,237	$1,228,409,187	17,259,795	$173,262,637

Municipal Money Market Fund

	Year Ended October 31, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Adviser Class (1)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends	—	—	1,124	1,124
Shares redeemed	—	—	(430,895)	(430,895)

Total net change	—	$—	(429,771)	$(429,771)

Investor Class
Shares sold	1,310,070,047	$1,310,070,047	5,315,613,045	$5,315,613,045
Shares issued in reinvestment of dividends	5,367,192	5,367,192	18,011,888	18,011,888
Shares redeemed	(1,190,003,238)	(1,190,003,238)	(5,784,324,779)	(5,784,324,779)

Total net change	125,434,701	$125,434,701	(450,699,846)	$(450,699,846)

(1) The Municipal Money Market Fund - Adviser Class ceased operations on December 5, 2007.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2009 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

Dynamic Dividend Fund	$3,442,657,321	$3,331,588,321	$—	$—
Accelerating Dividend Fund	1,840,315	776,122	—	—
Dynamic Financial Services Fund	29,378,123	28,822,567	—	—
Dynamic Innovators Fund	2,352,005	6,075,210	—	—
Dynamic Transformations Fund	1,665,230	1,409,518	—	—
Dynamic Balance Fund	11,028,728	5,841,808	7,390,417	11,644,579
Ultra Short Tax Optimized Income Fund	143,934,365	11,595,000	—	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. The Ultra Short Tax Optimized Income Fund has adopted a distribution and servicing plan (the “Plan”) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Ultra Short Tax Optimized Income Fund incurred $184,838 pursuant to the Plan for the year ended October 31, 2009.

The Plan for the Ultra Short Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons”, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Accelerating Dividend Fund. The Adviser is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets and an annual fee based on 0.75% of the Ultra Short Tax Optimized Income Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund – Investor Class to the extent necessary to ensure that each Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) does not exceed 1.35%, 1.35%, 1.35%, 1.35%, 1.35%, 1.35%, and 0.60% of the Fund’s average daily net assets, respectively. The expense cap for the Ultra Short Tax Optimized Income Fund – Adviser Class is 0.25% higher than the Investor Class. For the year ended October 31, 2009, the Adviser agreed to reimburse the Municipal Money Market Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.53% to 0.55% of the Fund’s average daily net assets during the year ended October 31, 2009. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2009, the Adviser waived investment advisory fees and other expenses totaling $40,707, $38,481, $31,680, $41,270, $1,528,133, and $9,413, for the Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Ultra Short Tax Optimized Income Fund and Municipal Money Market Fund, respectively. The expense limitations will remain in effect for each Fund unless and until the Board of Trustees of the Series and Income Trusts approve its modification or termination with respect to each Fund.

Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

10/31/10	$—	$26,625	$22,424	$—	$148,724	$1,718,243
10/31/11	—	22,153	—	53,829	322,815	1,007,557
10/31/12	40,707	38,481	31,680	41,270	1,528,133	9,413

At October 31, 2009, the Dynamic Dividend Fund had $984 invested in the Municipal Money Market Fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

7.	Federal Income Tax Information

At October 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

Cost of investments	$554,670,752	$1,077,483	$13,858,859	$16,078,016

Gross unrealized appreciation	63,507,760	144,468	197,657	1,139,842
Gross unrealized depreciation	(56,885,140)	(8,830)	(5,645,865)	(4,603,299)

Net unrealized appreciation (depreciation)	6,622,620	135,638	(5,448,208)	(3,463,457)

Undistributed ordinary income	25,082,724	17,961	—	—
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	25,082,724	17,961	—	—

Other accumulated gains (losses)	(981,689,032)	2	(115,729)	(12,053,242)

Total accumulated gains (losses)	$(949,983,688)	$153,601	$(5,563,937)	$(15,516,699)

	Dynamic Transformations Fund	Dynamic Balance Fund	Ultra Short Optimized Tax Income Fund	Municipal Money Market Fund

Cost of investments	$4,061,708	$66,446,936	$1,740,005,791	$776,443,317

Gross unrealized appreciation	514,297	6,303,400	3,070,623	—
Gross unrealized depreciation	(806,547)	(17,470,870)	(1,738,473)	—

Net unrealized appreciation (depreciation)	(292,250)	(11,167,470)	1,332,150	—

Undistributed ordinary income	—	—	524	—
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	—	—	524	—

Other accumulated gains (losses)	(793,664)	(255,176)	(52,240)	—

Total accumulated gains (losses)	$(1,085,914)	$(11,422,646)	$1,280,434	$—

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2009 and 2008 were as follows:

	2009	2008

Dynamic Dividend Fund
Ordinary income	$126,650,712	$188,534,882
Long-term capital gain	—	—
Return of capital	—	5,952,906

	$126,650,712	$194,487,788

Accelerating Dividend Fund
Ordinary income	$—	$—
Long-term capital gain	—	—
Return of capital	—	—

	$—	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

	2009	2008

Dynamic Financial Services Fund
Ordinary income	$519,389	$2,663,086
Long-term capital gain	—	—
Return of capital	4,121	—

	$523,510	$2,663,086

Dynamic Innovators Fund
Ordinary income	$—	$1,950,065
Long-term capital gain	—	54,800
Return of capital	—	—

	$—	$2,004,865

Dynamic Transformations Fund
Ordinary income	$14,717	$—
Long-term capital gain	—	—
Return of capital	2,411	—

	$17,128	$—

Dynamic Balance Fund
Ordinary income	$845,241	$2,209,394
Long-term capital gain	—	5,536,488
Return of capital	114,962	102,670

	$960,203	$7,848,552

Ultra Short Tax Optimized Income Fund
Ordinary income	$91,364	$297,298
Exempt interest dividends	23,252,288	5,927,147

	$23,343,652	$6,224,445

Municipal Money Market Fund
Ordinary income	$134,761	$141,465
Exempt interest dividends	6,695,604	22,003,941
Return of capital	2,781	—

	$6,833,146	$22,145,406

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2009

During the year ended October 31, 2009, the Dynamic Balance Fund and Ultrashort Tax Optimized Income Fund utilized $217,302 and $2,449 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2009 are as follows:

Expiration Date	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

10/31/2013	$4,335,047	$—	$—	$—
10/31/2014	$15,084,034	$—	$—	$—
10/31/2015	$37,200,325	$—	$—	$—
10/31/2016	$536,971,822	$—	$—	$6,415,976
10/31/2017	$388,137,216	$—	$115,243	$5,637,266

Expiration Date	Dynamic Transformations Fund	Dynamic Balance Fund	Ultra Short Optimized Tax Income Fund	Municipal Money Market Fund

10/31/2014	$—	$—	$50,128	$—
10/31/2015	$—	$—	$2,112	$—
10/31/2016	$140,244	$266,400	$—	$—
10/31/2017	$653,420	$—	$—	$—

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdiction. Open tax years are those that are open for exam by taxing authorities. Major jurisdications for the Funds included Federal and the state of New York. As of October 31, 2009, open Federal and New York tax years include the tax years ended October 31, 2006 through 2009. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and conluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2009. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Series Trust, comprising the Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, and Alpine Accelerating Dividend Fund; and Alpine Income Trust, comprising the Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund (collectively the “Funds”) as of October 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein, and the statement of cash flows for the Alpine Dynamic Innovators for the year ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies where not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated, and the cash flows of the Alpine Dynamic Innovators Fund for the year ended October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
December 30, 2009

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2009

As a shareholder of the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund – Adviser and Investor Class, you will incur two types of costs: (1) transaction costs, such as initial sales charges (loads) and/or redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Municipal Money Market Fund, you will incur ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/1/2009-10/31/2009.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load (except the Ultra Short Tax Optimized Income Fund – Adviser Class, which charges a sales load of 0.50% on purchases) or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Dynamic Balance Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. Shareholders in the Ultra Short Tax Optimized Income Fund – Adviser and Investor Class will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than one month after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2009

Dynamic Dividend Fund

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/2009-10/31/2009 (3)*

Actual (1)	$ 1,000.00	$ 1,180.40	$ 6.65
Hypothetical (2)	$ 1,000.00	$ 1,019.11	$ 6.16

(1)	Ending account values and expenses paid during period based on a 18.04% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.03%, the actual and hypothetical expenses paid during the period were $6.49 and $6.01, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Accelerating Dividend Fund

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/2009-10/31/2009*

Actual (1)	$ 1,000.00	$ 1,164.30	$ 7.36
Hypothetical (2)	$ 1,000.00	$ 1,018.40	$ 6.87

(1)	Ending account values and expenses paid during period based on a 16.43% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dynamic Financial Services Fund

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/2009-10/31/2009 (3)*

Actual (1)	$ 1,000.00	$ 1,314.80	$ 8.46
Hypothetical (2)	$ 1,000.00	$ 1,017.90	$ 7.37

(1)	Ending account values and expenses paid during period based on a 31.48% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.10%, the actual and hypothetical expenses paid during the period were $7.88 and $6.87, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2009

Dynamic Innovators Fund

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/2009-10/31/2009 (3)*

Actual (1)	$ 1,000.00	$ 1,423.80	$ 9.35
Hypothetical (2)	$ 1,000.00	$ 1,017.49	$ 7.78

(1)	Ending account values and expenses paid during period based on a 42.38% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.18%, the actual and hypothetical expenses paid during the period were $8.25 and $6.87, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dynamic Transformations Fund

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/2009-10/31/2009*

Actual (1)	$ 1,000.00	$ 1,315.10	$ 7.88
Hypothetical (2)	$ 1,000.00	$ 1,018.40	$ 6.87

(1)	Ending account values and expenses paid during period based on a 31.51% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dynamic Balance Fund

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/2009-10/31/2009*

Actual (1)	$ 1,000.00	$ 1,112.80	$ 6.71
Hypothetical (2)	$ 1,000.00	$ 1,018.85	$ 6.41

(1)	Ending account values and expenses paid during period based on a 11.28% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ultra Short Tax Optimized Income Fund
Adviser Class Shares

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/2009-10/31/2009*

Actual (1)	$ 1,000.00	$ 1,015.70	$ 4.32
Hypothetical (2)	$ 1,000.00	$ 1,020.92	$ 4.33

(1)	Ending account values and expenses paid during period based on a 1.57% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2009

Ultra Short Tax Optimized Income Fund
Investor Class Shares

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/2009-10/31/2009*

Actual (1)	$ 1,000.00	$ 1,017.00	$ 3.05
Hypothetical (2)	$ 1,000.00	$ 1,022.18	$ 3.06

(1)	Ending account values and expenses paid during period based on a 1.70% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Municipal Money Market Fund

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/2009-10/31/2009*

Actual (1)	$ 1,000.00	$ 1,003.80	$ 2.58
Hypothetical (2)	$ 1,000.00	$ 1,022.63	$ 2.60

(1)	Ending account values and expenses paid during period based on a 0.38% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.51%, multiplied by the average account value over the period, multipliedby 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2009

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Trusts’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (81)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Board of Trustees Chairman, Perspective Charter Schools, Chicago, IL; Director, Chicago Public Radio; Trustee of each of the Alpine Trusts.*

H. Guy Leibler (55)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.*

Jeffrey E. Wacksman (49)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	16

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

James A. Jacobson (64)	Independent Trustee	Indefinite, since July 2009	Retired, since November 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, January 2003 to November 2008.	16	Trustee, each of the Alpine Trusts.*

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2009

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (53)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (84)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Robert W. Gadsden (52)	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990-1999).	N/A	None

John Megyesi (48)	Chief Compliance Officer	Indefinite, since January 2009

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianze Global Investors (2004-2006).

				N/A	None

Meimei Li (45)	Treasurer	Indefinite, since March 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin (2001-2005).	N/A	None

Andrew Pappert (29)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003- 2009).	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2009 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Dividend Fund	77%
Accelerating Dividend Fund	0%
Dynamic Financial Services Fund	48%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	86%
Dynamic Balance Fund	87%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2009

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	23%
Accelerating Dividend Fund	0%
Dynamic Financial Services Fund	46%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	86%
Dynamic Balance Fund	33%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Cose Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2009.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provided agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr. Suite 302
Milwaukee, WI 53212

SUB-CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT &
ADMINISTRATOR
US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a Senior Officer Code of Ethics that applies to the registrant’s president and chief financial officer. The registrant has not made any amendments to its Senior Officer Code of Ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Senior Officer Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were for fair valuation services analysis. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2009	FYE 10/31/2008

Audit Fees	$108,000	$88,600
Audit-Related Fees	$0	$0
Tax Fees	$20,245	$17,070
All Other Fees	$1,935	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2009	FYE 10/31/2008

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2009	FYE 10/31/2008

Registrant	$1,935	$0
Registrant’s Investment Adviser	$ 0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Series Trust

By (Signature and Title)*	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	1/8/2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	1/8/2010

By (Signature and Title)*		/s/ Ron Palmer

Ron Palmer, Chief Financial Officer

Date	1/8/2010

* Print the name and title of each signing officer under his or her signature.